As filed with the Securities and Exchange Commission on April 29, 2015
Registration No. 333-192820/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO. ( )
POST-EFFECTIVE AMENDMENT NO. 2 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 5 7 (X)
(Check appropriate box or boxes)

TFLIC Series Life Account

(Exact Name of Registrant)
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)

440 Mamaroneck Avenue
Harrison, NY 10528
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President
Transamerica Financial Life Insurance Company
570 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on May 1, 201 5 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
___ on Date , pursuant to paragraph (a)(1)

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 2015
TRANSAMERICA JOURNEYSM NY

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company
Home Office:
440 Mamaroneck Avenue
Harrison, New York 10528

Please direct transactions, claim forms, payments and
other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (Subaccount Transfers only) 1-727-299-1620 (all other facsimile transactions)
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TRANSAMERICA JOURNEYSM NY, a flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy Value to the Basic Interest Account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its Subaccounts in Funds of the Transamerica Series Trust – Initial Class (“Series Trust”), the Fidelity Variable Insurance Products Funds– Service Class 2 (“Fidelity VIP Funds”), or the American Funds Insurance Series (the “American Funds”) (each a "Fund Group," collectively, "Fund Groups").  Please refer to the next page of this Prospectus for the list of Funds available to you under the Policy.

The value of your Policy that is allocated to the Subaccounts may fluctuate.  You bear the risk that your Policy Value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make Premium payments under the Policy.

Prospectuses for the Funds must accompany this prospectus. Please read these documents carefully before making any decision concerning the allocation of Net Premiums or Transfers among the Subaccounts and save them for future reference.

The Policy is not a bank deposit. The Policy is not Insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Funds Available Under Your Policy

Transamerica Series Trust:
➢ Transamerica Aegon Active Asset Allocation – Conservative VP
➢ Transamerica Aegon Active Asset Allocation – Moderate Growth VP
➢ Transamerica Aegon Active Asset Allocation – Moderate VP
➢ Transamerica Aegon Money Market VP
➢ Transamerica Barrow Hanley Dividend Focused VP
➢ Transamerica JPMorgan Core Bond VP
➢ Transamerica PIMCO Tactical - Balanced VP
➢ Transamerica PIMCO Tactical - Conservative VP
➢ Transamerica PIMCO Tactical -Growth VP
➢ Transamerica PIMCO Total Return VP
➢ Transamerica Vanguard ETF Portfolio - Balanced VP
➢ Transamerica Vanguard ETF Portfolio - Conservative VP
➢ Transamerica Vanguard ETF Portfolio - Growth VP
➢ Transamerica WMC U S Growth VP
American Funds Insurance Series:
➢ American Funds Growth Fund
➢ American Funds Growth-Income Fund
➢ American Funds International Fund
Fidelity Funds:
➢ Fidelity VIP Index 500 Portfolio

Policy Benefits/Risks Summary                                                                                                           Transamerica JourneySM NY

This summary describes the Policy’s important benefits and risks.  The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included in the Statement of Additional Information (“SAI”). For your convenience, we have provided a section entitled "Definitions" in this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

Flexibility.  The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of Premium payments.

•	Change the Death Benefit option.

•	Increase or decrease the amount of life insurance coverage.

•	Change the Beneficiary.

•	Transfer Policy Value among Account Options (described below) available under the Policy.

•	Take a loan against the Policy.

•	Take cash withdrawals (“Cash Withdrawal(s)”) or surrender the Policy.

Bands of Coverage.  We offer four (4) bands of coverage under the Policy depending on the initial Face Amount of insurance you have selected and any adjustments to the Face Amount after issue:

•	Band 1: $100,000 - $249,999

•	Band 2: $250,000 - $499,999

•	Band 3: $500,000 - $999,999

•	Band 4: $1,000,000 and above

Certain Policy charges are based on the band of coverage. Generally, higher bands have a lower charge rate, but the dollar value may be higher.

Choice of Death Benefit Option.  You may choose among three Death Benefit options:

•	Level Option - The Death Benefit remains level unless the Death Benefit factor calculation is greater than the Face Amount; the Death Benefit will then vary as the Policy Value varies.
•	Increasing Option - The Death Benefit always varies as the Policy Value varies.
•	Graded Option - The Death Benefit varies with the Policy Value and the Insured’s Age.

Please see the section of this prospectus entitled “Payment Upon Death of Insured – Death Benefit Options” for a complete discussion of the Death Benefit options.

 Income Tax Compliance Tests. You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of Premiums you can pay into your Policy.
•	Guideline Premium Test – limits the amount of Premiums you can pay on your Policy, and the minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of Premiums you want to pay relative to your desired Death Benefit.  Note:  You may not change tests.  Further information regarding the Death Benefit options and the federal income tax compliance tests is included in the section entitled “Death Benefit.”  You should consult your tax advisor when choosing the tax compliance test.

Death Benefit. The Policy is designed to provide insurance protection.  Upon receipt of satisfactory proof of the death of the Insured, we pay death proceeds to the Beneficiary of the Policy subject to applicable law and in accordance with the terms of the Policy.  The amount of the Death Benefit generally depends on the Face Amount of insurance that you select, the Death Benefit option that you choose, your Policy Value, and any additional life insurance provided by Riders that you purchase.  The Death Benefit is reduced by any Loan Balance and any charges that are due and unpaid.

Right to Examine the Policy.  During the first ten days following your receipt of the Policy, you have the right to return the Policy to us (“Free Look Period”).  Note: If the Policy is replacement coverage, you will have a 60 day Free Look Period. We will refund the Premiums you paid plus any charges that were deducted from the Premiums you paid.

Policy Value.  Your Policy Value is the sum of values in the Basic Interest Account, the Subaccounts and the Loan Reserve on any business day.  It is not guaranteed - it depends on the investment performance of the Subaccounts you have chosen, the interest credited to the Basic Interest Account and the Loan Reserve, the timing and amount of Premium payments you have made, Policy charges, and how much you may have borrowed or withdrawn from the Policy. Investment returns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

You can access your Policy Value in several ways:

•
Withdrawals - You can withdraw part of your Policy's   Cash Surrender Value.  Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the Free Look Period ends, you can take out a loan from the Policy using your Policy Value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

•
Surrender - You can surrender or cash in your Policy for its Cash Surrender Value while the Insured is alive.  Surrenders are described in more detail in the section in this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial Surrender Charge.

Account Options.  You can choose to allocate your net Premiums and Policy Value among the Subaccounts, each of which invests in a corresponding Fund.  Your Policy also offers a Basic Interest Account Option which provides a guaranteed minimum rate of interest. You can accumulate Policy Value in the Basic Interest Account and the Subaccounts without paying any current income tax.

You can Transfer your Policy Value among the Basic Interest Account and the Subaccounts during the life of your Policy. We may limit the number of Transfers out of the Basic Interest Account and, in some cases, may limit your Transfer activity to deter disruptive trading and market timing.  We may charge a $25 Transfer processing fee for each Transfer after the first 12 Transfers in a Policy Year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

No Lapse Guarantee. Your Policy has a no l apse guarantee (“No Lapse Guarantee”) which means that as long as you meet certain requirements, your Policy will remain   In Force and no grace period will begin until the No Lapse Ending Date shown in the Policy Data pages in your Policy that describe the information that is specific for the Policy that you have purchased .  This is true even if your Cash Surrender Value ( ie., the amount available upon surrender of this Policy)   is too low to pay the Monthly Deductions as long as, on any Monthly Policy Date, you have paid Premiums (minus any c ash w ithdrawals, minus any Loan Balance and minus any accrued loan interest) that equal or exceed the sum of the Minimum Monthly No Lapse Premiums in effect for each month from the Policy Date up to and including the current month.  The N o Lapse guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.”

 Tax Effects.  We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the Death Benefit generally should not be taxable income to the Beneficiary.  If your Policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the Policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before natural age 59½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Supplemental Benefits and Riders.  The Policy offers Riders that provide supplemental benefits under the Policy.  Depending on which Riders are selected, certain charges may be deducted from the Policy Value as part of the Monthly Deductions. The Riders available under this Policy include:

•	Income Protection Option – provides a Designated Payment upon the death of the Insured in a manner that differs from that set forth in the Base Policy.
•	Overloan Protection Rider – This Rider guarantees, as long as the Rider is in effect, that the Policy will not Lapse in certain circumstances.
•
Terminal Illness Accelerated Death Benefit Endorsement – This Endorsement allows Transamerica Financial Life Insurance Company (the “ Company ” or “Transamerica Financial”) to pay a portion of the   Death Benefit once the Company receives proof that the Insured is ill and has a life expectancy of one year or less.

•	Base Insured Rider – This Rider provides term insurance coverage on the Insured on a different basis from the coverage set forth in the Policy.
•	Additional Insured Rider – This Rider may insure the spouse (or a non-spouse additional Insured where required by state law) and/or dependent children of the Insured.
•
Children’s Benefit Rider – This Rider provides insurance on the Insured’s children (or qualifying stepchildren) who are between the Age ( s ) of 15 days and 18 years on the effective date of the Rider or when added to the Rider due to birth, marriage or legal adoption.

•	Accidental Death Benefit Rider – This Rider pays the Face Amount if the death of the Insured results solely from bodily injury.
•	Disability Waiver of Monthly Deductions Rider – This Rider allows the Company to waive the Policy’s Monthly Deductions while an Insured is totally disabled (as defined in the Rider).
•
Disability Waiver of Premium Rider – This Rider allows the Company to apply the waiver of Premium benefit, as shown in the Policy Data, as if it is a Premium payment into the Policy, while the Insured is totally disabled.

•
Long Term Care Rider – This Rider provides that, if you meet certain requirements, a monthly benefit will be paid to assist with expenses incurred by the Insured for receipt of qualifying long-term care services.

Note: Some Riders are not available in conjunction with one another.  Please see the section entitled “Supplemental Benefits (Riders)” for a complete description of the Riders available under this Policy.

Policy Risks

Long-Term Financial Planning.  The Policy is designed to help meet long-term financial objectives by paying a Death Benefit to family members and/or other named Beneficiaries. It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs.  A charge may be assessed on withdrawals.  You may pay substantial charges if you surrender your Policy. See the section of this prospectus entitled “Fee Tables” and your Policy for charges assessed when taking Cash Withdrawals from or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy In Force.

Investment Risks.  If you allocate Net Premiums and Policy Value to one or more Subaccounts, you will be subject to the risk that investment performance of the Subaccounts will be unfavorable and that your Policy Value will decrease.  Also, we deduct policy fees and charges from your Policy Value, which can significantly reduce the value.  During times of poor investment performance, this deduction will have an even greater impact on your Policy Value.  You could lose your Policy Value and your Policy could Lapse without value, unless you pay additional Premiums.  If you allocate Premiums to the Basic Interest Account, then we credit your Basic Interest Account value with interest at a rate declared by us. You assume the risk that the interest rate on the Basic Interest Account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets. The general account (“General Account”) assets of Transamerica Financial Life Insurance Company (“Transamerica Financial”) are used to support the payment of the Death Benefit and  cash value benefits under the Policies.  To the extent that Transamerica Financial is required to pay amounts in addition to the Policy’s Value under the Death Benefit, such amounts will come from General Account assets.  You should be aware that the General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Financial’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the General Account investments.

Premium Payments. Premiums for the Policy are flexible, subject to limitations. We may return Premiums that are less than minimum requirements.  Additionally, we reserve the right to refund any Premium in excess of the planned Premium shown in your Policy if the total Premium paid during that Policy Year:

a.	Increases the difference between the Death Benefit and the Policy Value; or
b.	Is more than $20 per $1,000 of Face Amount and more than three times the total monthly deductions for the last Policy Year.

We also reserve the right to refund any Premiums that exceed the planned Premiums shown in your Policy by more than $25,000 in any twelve month period . 9T If you choose the Guideline Premium Test, the federal tax laws limit the Premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a Premium payment that you make, or remove all or part of a Premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal income tax purposes. We will not accept a payment that will cause the Policy to become a Modified Endowment Contract without your consent.

Please refer to the section of this prospectus entitled “Premiums - Premium Limitations” for additional details.

Lapse.  Your Policy will stay In Force as long as the Cash Surrender Value is sufficient to cover your Monthly Deductions and policy charges, or as long as the no Lapse guarantee is in effect.  Insufficient Premium payments, poor Subaccount investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to Lapse – which means you will no longer have insurance coverage.  A policy Lapse may have adverse tax consequences. There are costs associated with reinstating a l apsed policy.  For a detailed discussion of your Policy’s Lapse and   Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans.  Making a withdrawal or taking a loan may:

•	Reduce your Policy’s Face Amount . (Please refer to the section of this prospectus entitled “Payment Upon Death of Insured.”) for more information.)
•	Reduce the Death Benefit paid to your Beneficiary.
•	Make your Policy more susceptible to Lapsing.
•	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your Policy Value. Withdrawals, especially those taken during periods of poor investment performance by the Subaccounts, could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders. Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Be sure to plan carefully before using these policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and/or “Loans.”

Surrenders.  If you surrender your Policy during the Surrender Charge Period (or during the additional Surrender Charge Period following an increase in Face Amount) you will pay a Surrender Charge. The Surrender Charge may be significant.  Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans. You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy Lapses and you have not paid any outstanding Policy Indebtedness.

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to natural age 59½.  Other tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Fund Risks.  A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus.  Please refer to the Fund prospectuses for more information.

There is no assurance that any Fund will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering your Policy. The tables are based on the 2001 Commissioners Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”). If the amount of a charge depends on the personal characteristics of the Insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy and the fees and charges of a representative Insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying Premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy Value among the Subaccounts and the Basic Interest Account.

Transaction Fees

Charge	When Charge is	Amount Deducted
Deducted
		Maximum Guaranteed Charge	Current Charge1

Premium Expense Charge	Upon payment of each	As a percentage of	As a percentage of
	Premium	Premium payment	Premium payment
		5% all years	5% for years 1-5;
2.5% thereafter
Withdrawal Charge 2	Upon withdrawal	2% of the amount withdrawn, not to exceed $25	2% of the amount withdrawn, not to exceed $25

Expedited Delivery Charge (as requested for cash withdrawals or complete surrender payment)	At time of delivery	N/A	$30 for overnight delivery; $35 for Saturday delivery; $50 for wire service
Hypothetical Illustration Charge		$25 for requests after the first one in each year	0

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 Expedited delivery charges may apply, as listed in the above table. You can obtain further information about these charges by contacting our Administrative Office.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted

		Maximum Guaranteed Charge	Current Charge1

Surrender Charge3	Upon full surrender of the Policy during the Surrender Charge Period or during the Surrender Charge Period from the date of any increase in the Face Amount

Maximum Charge4		$34.20 per $1,000 of Face Amount during the first Policy Year	$34.20 per $1,000 of Face Amount during the first Policy Year

Minimum Charge5		$ 6.71 per $1,000 of Face Amount during the first Policy Year	$ 6.71 per $1,000 of Face Amount during the first Policy Year

Initial charge for a male Insured,		$11.36 per $1,000 of	$ 11.36 per $1,000 of

Age 35, in the non-smoker class of risk		Face Amount during the first Policy Year	Face Amount during the first Policy Year

Transfer Charge6	Upon Transfer	$25 for each Transfer in excess of 12 per Policy Y ear	$25 for each Transfer in excess of 12 per Policy Y ear

Terminal Illness Accelerated Death Benefit Endorsement7	When Endorsement is exercised	Discount Factor and an administrative fee based on cumulative annual cost-of-living increases as measured by the Consumer Price Index	Discount Factor and $350 administrative fee

3 The Surrender Charge will vary based on the Insured's Age, gender and underwriting class of risk on the Policy Date and at the time of any increase in the Face Amount. Each increase in Face Amount will have its own Surrender Charge Period starting on the date of the increase and Surrender Charges that are based upon the Insured's Age, gender and underwriting class of risk at the time of the increase. (Note: only the increase in Face Amount is subject to the additional Surrender Charge Period.) The Surrender Charge for each  increase in Face Amount (“layer”) is calculated as the Surrender Charge factor per $1,000 of Face Amount multiplied by the number of thousands of dollars of Face Amount in the layer, multiplied by the Surrender Charge.  The Surrender Charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the Surrender Charge Period after the Policy Date (or date of any Face Amount increase). The charges shown in the table may not be typical of the charges you will pay.  Please see the example in the “Surrender Charge” section of this prospectus.  More detailed information about the Surrender Charges applicable to you is available from your registered representative.

4 This maximum Surrender Charge is based on an Insured with the following characteristics: female, Age 85, in the standard smoker underwriting class of risk. This maximum charge may also apply to Insureds with other characteristics.

5 This minimum Surrender Charge is based on an Insured with the following characteristics: female, Age 0, in the juvenile underwriting class of risk. This minimum charge may also apply to Insureds with other characteristics.
6 The first 12 Transfers per Policy Year are free.

7 We do not assess a Monthly Deduction for this endorsement, but if exercised, we reduce the accelerated Death Benefit to compensate us for income lost due to early payment of the Death Benefit.  We assume a 12-month period for this discount and the annual interest rate we use will be a discount rate that is the greater of the current yield on 90-day U.S. Treasury bills or the Policy loan interest rate.  Note – It is guaranteed not to exceed 3%.  We also assess an administrative charge for each Accelerated Death Benefit payment. The amount as of January 1, 201 5 is $350.00, but will be subject to cumulative annual cost-of-living increases as measured by the Consumer Price Index for All Urban Consumers (CPI) since January 1, 2012.  For further information about the Terminal Illness Accelerated Death Benefit Endorsement, including a numerical example showing the calculation of a discounted accelerated Death Benefit and the impact of acceleration, please see the “Supplemental Benefits (Riders)” section of this prospectus.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge1
Monthly Policy Fee	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 121	$15.00 per month through Age 120 $0 at Age 121	$12.00 per month through Age 120 $0 at Age 121
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 121
Maximum Charge10		$83.33 per $1,000 of amount at risk per month11	$50.00 per $1,000 of amount at risk per month11

Minimum Charge12		$ 0.02 per $1,000 of amount at risk per month11	$0.01 per $1,000 of amount at risk per month11

Initial Charge for a male Insured, Age 35, in the non-smoker class of risk, Band 1		$0.09 per $1,000 of amount at risk per month11	$0.03 per $1,000 of amount at risk per month11

8 Cost of insurance charges are based on a number of factors, including, but not limited to: the Insured's Age, gender and underwriting class of risk, and the Policy’s Face Amount, Policy duration, and amount at risk. Cost of insurance rates generally will increase each year with the Insured's Age. Cost of insurance rates are generally lower for each higher band of Face Amount. For example, Band 2 (Face Amounts $250,000   -   $499,999) generally has lower cost of insurance rates than those of Band 1 (Face Amounts of $100,000 - $249,999). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy Data will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.

9 We may place an Insured in a substandard underwriting class of risk with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the Insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of amount at risk.
10 This maximum charge is based on an Insured with the following characteristics: male, Age 85, standard smoker class of risk, with an initial Face Amount of $100,000 - $249,999 (Band 1) and in the 35th Policy Year. This maximum charge may also apply to Insureds with other characteristics.
11 The amount at risk equals the Death Benefit on a Monthly Policy Date, minus the Policy Value on such Monthly Policy Date.

12 This minimum charge is based on an Insured with the following characteristics: female, Age 5, juvenile class of risk, with an initial Face Amount of $1,000,000 or higher (Band 4) and in the 1st Policy Year. This minimum charge may also apply to Insureds with other characteristics.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is	Amount Deducted
Deducted
		Maximum Guaranteed Charge	Current Charge1

Monthly Expense	Monthly, for 2- 5 years from the Policy Date, and for 2-5 years from the date of any increase in Face Amount
Charge Per Thousand13
(MECPT)

Maximum Charge14		$ 1.75 per $1,000 of	$ 1.75 per $1,000 of
		Face Amount per month	Face Amount per month
Minimum Charge15		$ 0.09 per $1,000 of	$0.09 per $1,000 of
		Face Amount per month	Face Amount per month
Initial Charge for a male Insured, Age 35, Band 1		$ 0.48 per $1,000 of Face Amount per month	$ 0.48 per $1,000 of Face Amount per month

Mortality and Expense	Daily	Annual rate of 0.60% for years 1-10 and 0.30% for years 11+ of average daily net assets of each Subaccount in which your Policy Value is allocated.	Annual rate of 0.00% of average daily net assets of each Subaccount in which your Policy Value is allocated.
Risk Charge

Loan Interest Spread16	On Policy Anniversary	1.0% (effective annual rate)	0.75% (effective annual
	or earlier, as		rate)
applicable17

13 We deduct the monthly expense charge on each Monthly Policy Date as part of the Monthly Deductions for a maximum of 5 years from the Policy Date based on the Insured's Age, gender and Policy Face Amount Band on the Policy Date. We also assess a new monthly expense charge (“MECPT”) for a maximum of 5 years following any increase in Face Amount that is based on the Insured's Age, gender and Policy Face Amount Band on the date of the increase.  The MECPT for an increase expires based on the years In Force since the date of the increase.  If the Policy Lapses and is Reinstated, the MECPT period is extended by the amount of time the Policy was Lapsed.
14 This maximum charge is based on an Insured with the following characteristics: Male, Age 65, Band 3. This maximum charge may also apply to Insureds with other characteristics.
15 This minimum charge is based on an Insured with the following characteristics: Female, Age 1, Band 4. This minimum charge may also apply to Insureds with other characteristics.

16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to the Loan Reserve (an effective annual rate of 2.0% guaranteed). After the 10th Policy Year, we apply preferred loan rates on an amount equal to the Policy Value minus total Premiums paid (less any Cash Withdrawals) and minus any Loan Balance. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.

17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayment, policy Lapse, Policy surrender, Policy Termination, or the Insured’s death.

Optional Rider Charges:18
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
Deducted
		Maximum Guaranteed Charge	Current Charge1

Accidental Death	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 70
Benefit Rider

Maximum Charge19		$ 0.18 per $1,000 of Rider Face Amount per month	$ 0.18 per $1,000 of Rider Face Amount per month

Minimum Charge20		$ 0.10 per $1,000 of Rider	$ 0.10 per $1,000 of Rider
		Face Amount per month	Face Amount per month

Initial charge for a male Insured, Age 35		$ 0.10 per $1,000 of Rider Face Amount per month	$ 0.10 per $1,000 of Rider Face Amount per month
Disability Waiver	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 65 of Monthly

Deductions Rider21

Maximum Charge22		$ 0.39 per $1,000 of Base	$ 0.39 per $1,000 of Base
		Policy amount at risk per	Policy amount at risk per
		month11	month11
Minimum Charge23		$ 0.03 per $1,000 of Base	$0.03 per $1,000 of Base
		Policy amount at risk per	Policy amount at risk per
		month11	month11
Initial charge for a male Insured, Age 35		$ 0.05 per $1,000 of Base Policy amount at risk per month11	$ 0.05 per $1,000 of Base Policy amount at risk per month11

18 Optional Rider cost of insurance charges are based on a number of factors, including, but not limited to:  each Insured's Age, gender and underwriting class of risk and the Policy Year and Rider Face Amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Rider and Policy Data will indicate the Rider guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an Insured with the following characteristics: male, Age 66, and in the 1st Policy Year. This maximum charge may also apply to Insureds with other characteristics.
20 This minimum charge is based on an Insured with the following characteristics: male, Age 45, and in the 1st Policy Year. This minimum charge may also apply to Insureds with other characteristics.

21 Disability Waiver of Monthly Deductions charges are based on the Insured's Age and gender, and the amount at risk. The charges shown are for the Policy without Riders and other benefits.  The addition of Riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the Rider shown in the table may not be representative of the charges you will pay. Your Policy Data will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to Your Policy. You can obtain more detailed information concerning Your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
22 This maximum charge is based on an Insured with the following characteristics: female, Age 55 at issue. This maximum charge may also apply to Insureds with other characteristics.
23 This minimum charge is based on an Insured with the following characteristics: male, Age 18 at issue. This minimum charge may also apply to Insureds with other characteristics.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
	Deducted	Maximum Guaranteed Charge	Current Charge1

Disability Waiver of Premium Rider24	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 65

Maximum Charge25		$ 1.61 per $10 of monthly Rider benefit	$ 1.61 per $10 of monthly Rider benefit

Minimum Charge26		$ 0.28 per $10 of monthly Rider benefit
$ 0.28 per $10 of monthly Rider benefit

Initial charge for a male Insured, Age 35
		$0.47 per $10 of monthly Rider benefit	$ 0.47 per $10 of monthly Rider benefit

Children’s Benefit Rider27	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 65	$0.50 per $1,000 of Rider Face Amount per month	$0.50 per $1,000 of Rider Face Amount per month

Additional Insured Rider28 (without Extra Ratings)9

Cost of Insurance	Monthly, on the Policy Date and on each Monthly Policy Date until the additional Insured reaches Age 100

Maximum Charge29		$ 31.37 per $1,000 of Rider Face Amount per month	$ 24.85 per $1,000 of Rider Face Amount per month

Minimum Charge30		$ 0.04 per $1,000 of Rider Face Amount per month	$ 0.01 per $1,000 of Rider Face Amount per month

24 The charge for this Rider is a level rate based on the Insured's Age, gender and the amount of monthly income benefit that would be paid in the event of a total disability as defined in the Rider. The monthly Rider benefit is the lesser of the Initial Monthly Planned Premium, the Monthly Guideline Level Premium, or $1,000 monthly.
25 This maximum charge is based on an Insured with the following characteristics: female, Age 55 at issue. This maximum charge may also apply to Insureds with other characteristics.
26 This minimum charge is based on an Insured with the following characteristics: male, Age 18 at issue. This minimum charge may also apply to Insureds with other characteristics.
27 The charge for this Rider is based on the Rider Face Amount and the cost per $1,000 does not vary.
28 Rider cost of insurance charges are based on a number of factors, including, but not limited to the Insured's Age, gender and underwriting class of risk, the Policy Year, and the Rider Face Amount. Cost of insurance rates generally will increase each year with the age of the Insured. The Rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Rider and Policy Data will indicate the maximum guaranteed Rider charges applicable to your Policy. You can obtain more information about these Riders by contacting your registered representative.
29 This maximum charge is based on an Insured with the following characteristics: male, Age 85 at issue, standard smoker underwriting class of risk and in the 15th Policy Year. This maximum charge may also apply to Insureds with other characteristics.
30 This minimum charge is based on an Insured with the following characteristics: female, Age 18, select nonsmoker class of risk and in the first Policy Year. This minimum charge may also apply to Insureds with other characteristics.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
	Deducted	Maximum Guaranteed Charge	Current Charge1

Additional Insured Rider28 (cont.)

Initial charge for a
female Insured, Age 35, in the non-smoker
class of risk, Band 1

Monthly Expense Charge Per Thousand (MECPT)

Maximum Charge29

Minimum Charge30

Initial charge for a female Insured, Age 35, in the non-smoker class of risk, Band 1

	Monthly, on the Policy Date for four years from the date of issue or any increase or addition after issue.	$ 0.07 per $1,000 of Rider Face Amount per month $ 2.29 per $1,000 of Rider Face Amount per month $ 0.21 per $1,000 of Rider Face Amount per month $ 0.28 per $1,000 of Rider Face Amount per month	$ 0.02 per $1,000 of Rider Face Amount per month $ 2.29 per $1,000 of Rider Face Amount per month $ 0.21 per $1,000 of Rider Face Amount per month $ 0.28 per $1,000 of Rider Face Amount per month
Base Insured Rider28 (without Extra Ratings)9	Monthly, on the Policy Date and on each Monthly Policy Date until the Insured reaches Age 100

Maximum Charge29		$ 31.37 per $1,000 of Rider	$ 24.85 per $1,000 of Rider
		Face Amount per month	Face Amount per month
Minimum Charge30		$ 0.04 per $1,000 of Rider	$ 0.02 per $1,000 of Rider
		Face Amount per month	Face Amount per month
Initial charge for a Male Insured; Age 35, in the non-smoker class of risk, Band 1		$ 0.09 per $1,000 of Rider	$ 0.02 per $1,000 of Rider
		Face Amount per month	Face Amount per month

Overloan Protection Rider	When Rider is exercised	One Time Charge31 Age Percentage 75-90 5% 91 4% 92 3% 93 2% 94-120 1%

__________________

31 Onetime charge equal to a percentage of gross Policy Value based on the Insured's Age.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is	Amount Deducted
	Deducted	Maximum Guaranteed Charge	Current Charge1

Long Term Care Rider	Monthly, on the Policy
Date and on each Monthly Policy Date until the Insured reaches Age 121

Maximum Charge32		$ 11.00 per $1,000 of policy amount at risk	$ 5.50 per $1,000 of policy amount at risk

Minimum Charge33		$ 0.04 per $1,000 of policy amount at risk	$ 0.02 per $1,000 of policy amount at risk

Initial charge for a male Insured, Age 35, in the non- smoker class of risk, Band 1		$ 0.05 per $1,000 of policy amount of risk	$ 0.03 per $1,000 of policy amount of risk

32 This maximum charge is based on an Insured with the following characteristics: male, Age 35, smoker class of risk and in the 75th Policy Year. This maximum charge may also apply to Insureds with other characteristics.
33This minimum charge is based on an Insured with the following characteristics: male, Age 18, preferred non-smoker class of risk and in the first Policy Year. This minimum charge may also apply to Insureds with other characteristics.

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies.”

Range of Expenses for the Funds

The next table shows the lowest and highest total operating expenses charged by the Funds during the fiscal year ended December 31, 201 4 .1,2 Expenses of the Funds may be higher or lower in the future.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
	Lowest	Highest
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.35%	0.95%

1 The Fund expenses used to prepare this table were provided to Transamerica Financial by the Funds.  The expenses shown are those incurred for the year ended December 31, 201 4 . Current or future expenses may be greater or less than those shown.

Transamerica Financial, the Separate Account, the Basic Interest Account and the Funds

Transamerica Financial

Transamerica Financial Life Insurance Company, located at 440 Mamaroneck Ave, Harrison, NY 10528, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under the Policy are paid by Transamerica Financial from its General Account assets and/or your Policy Value held in the Separate Account. It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your Policy Value that is allocated to the Subaccounts of the Separate Account.  Your Policy Value in those Subaccounts constitutes a portion of the assets of the Separate Account.  These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct.  See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the Basic Interest Account, which is supported by the assets in our General Account.  See "The Basic Interest Account."  Any guarantees under the Policy that exceed your Policy Value, such as those associated with the Policy’s Death Benefit, are paid from our General Account (and not the Separate Account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of Subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our General Account, and may require purchasers of certain of the variable insurance products that we offer to allocate Premium payments and Policy Value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our General Account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Insurance - as well as the financial statements of the Separate Account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by sending your request to our Mailing Address –Transamerica Financial Life Insurance Company, 4333 Edgewood Road, NE, Cedar Rapids Iowa 52499 - or by calling us at (800) 322-7353. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Financial’s ability to meet its obligations to its policyowners, are available on our website and the websites of these nationally recognized statistical ratings organizations--A.M. Best Company, Inc. (www.ambest.com), Moody's Investors Service, Inc. (www.moodys.com) , Standard & Poor's Rating Services (www.standardandpoors.com) , and Fitch, Inc. (www.fitchratings.com).

The Separate Account

The Separate Account is an investment account established by us under the laws of the New York to invest net Premiums received by us under one or more forms of variable adjustable life insurance. We own the assets in the Separate Account and we may use assets in the Separate Account to support other variable life insurance policies we issue and which invest in the Separate Account. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Separate Account is divided into Subaccounts, each of which invests in shares of a specific Fund. These Subaccounts buy and sell Fund shares at net asset value without any sales charge. Any dividends and distributions from a Fund are reinvested at net asset value in shares of that Fund.

Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount’s own investment experience and not the investment experience of our other assets. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue and invest in the Separate Account. If the Separate Account’s assets exceed the required reserves and other liabilities, we may Transfer the excess to our General Account.

Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account, which may include:

•
Transferring assets of the Separate Account or any Subaccount, which we determine to be associated with the class of contracts to which the Policy belongs, to another Separate Account or Subaccount. In the event we make such a Transfer, the term “Separate Account” or “Subaccount” as used in the Policy shall mean the Separate Account or Subaccount to which we Transfer the assets;

•	Removing, combining, or adding Subaccounts and making the combined or added Subaccounts available for allocation of net Premiums;
•	Closing certain Subaccounts to allocations of new net Premiums by current or new policy owners;
•	Combining the Separate Account or any Subaccounts with one or more different Separate Accounts or Subaccounts;
•	Establishing additional Separate Accounts or Subaccounts to invest in new Fund Groups;
•	Operating the Separate Account as a management investment company;
•	Managing the Separate Account at the direction of a committee;
•	Endorsing the Policy, as permitted by law, to reflect changes to the Separate Account and Subaccounts as may be required by applicable law;
•	Changing the investment objective of a Subaccount;
•	Substituting, adding, or deleting Funds in which Subaccounts currently invest net Premiums, to include newly designated Funds;
•	Funding additional classes of variable life insurance contracts through the Separate Account; and
•	Restricting or eliminating any voting privileges of policy owners or other persons who have voting privileges in connection with the operation of the Separate Account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the Separate Account.

In addition, the Fund Groups that sell their shares to the Subaccounts may discontinue offering their shares to the Subaccounts.

The Basic Interest Account

The Basic Interest Account is part of Transamerica Financial’s General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by the Separate Account.  Subject to applicable law, Transamerica Financial has sole discretion over the investment of the Basic Interest Account’s assets. Transamerica Financial bears the full investment risk for all amounts contributed to the Basic Interest Account.  Please see the section above entitled “Risks of Managing General Account Assets.”  Transamerica Financial guarantees that the amounts allocated to the Basic Interest Account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining Basic Interest Account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the Basic Interest Account will begin earning interest credited daily and compounded annually at the Current Interest Rate in effect at the time it is allocated.  We may restrict your allocations and Transfers to the Basic Interest Account if the Basic Interest Account value following the allocation or Transfer would exceed $250,000. (This restriction does not apply to any Transfers to the Basic Interest Account necessary in the exercise of conversion rights.) We may declare Current Interest Rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or Transfer to the Basic Interest Account. When we declare a Current Interest Rate higher than the guaranteed rate on amounts allocated to the Basic Interest Account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”). At the end of the guarantee period we may declare a new Current Interest Rate on those amounts and any accrued interest thereon. We will guarantee this new Current Interest Rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the Basic Interest Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

We allocate amounts from the Basic Interest Account for cash withdrawals, Transfers to the Subaccounts, or Monthly Deductions charges on a first - in, first - out basis (“FIFO”) for the purpose of crediting interest.

The Basic Interest Account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Basic Interest Account.  Disclosures regarding the Basic Interest Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Funds

The Separate Account invests in Fund shares of a Fund Group. Each Fund is an investment division of a Fund Group, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Each Fund's assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds.  Thus, each Fund operates as a separate investment Fund, and the income or loss of one Fund has no effect on the investment performance of any other Fund. Pending any required approval by a state insurance regulatory authority, certain Subaccounts and corresponding Funds may not be available to residents of some states.

Each Fund’s investment objective(s) and policies are summarized below. There is no assurance that a Fund will achieve its stated objective(s). Certain Funds may have investment objectives and policies similar to other Funds that are managed by the same investment adviser or sub-adviser. The investment results of the Funds, however, may be higher or lower than those of such other Funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to any other Fund, even those with the same investment adviser or manager.

Certain Funds invest substantially all of their assets in portfolios of other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

    As described in more detail in the underlying Fund prospectuses, certain underlying Funds employ a managed volatility strategy that is intended to reduce the underlying Fund’s overall volatility and downside risk, and to help us manage the risks associated with providing certain guarantees under the Policies.  During rising markets, the hedging strategies employed to manage volatility could result in your Policy Value rising less than would have been the case if you had been invested in an underlying Fund with substantially similar investment objectives, securities, policies and strategies that does not utilize a volatility management strategy.  In addition, the cost of these hedging strategies may have a negative impact on performance.  On the other hand, investing in underlying Funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.   In such cases, your Policy Value may decline less than would have been the case if you had not invested in underlying Funds with a managed volatility strategy.  There is no guarantee that a managed volatility strategy can achieve or maintain the underlying Fund’s optimal risk targets, and the underlying Fund may not perform as expected.  Funds that employ a managed volatility strategy are identified by an “*” preceding the name of the Fund in the first column of the chart below.

You can find more detailed information about the Funds, including the investment objective and a description of risks, in the Fund prospectuses. You may obtain a free copy of the Fund prospectuses by contacting us at our Administrative Office at 1-800-322-7353. You should read the Fund prospectuses carefully.

Note: If you received a summary prospectus for a Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full prospectus.

Fund	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
* Transamerica Aegon Active Asset Allocation – Conservative VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
* Transamerica Aegon Active Asset Allocation – Moderate Growth VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
* Transamerica Aegon Active Asset Allocation – Moderate VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Aegon Money Market VP2	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation .
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
* Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
* Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
* Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.

1 This Fund invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see the Fund’s prospectus for a description of the investment strategy and the risks associated with investing in the Fund.
2There can be no assurance that the Transamerica Aegon Money Market VP Fund will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica Aegon Money Market VP Subaccount may become extremely low and possibly negative.

Fund	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
* Transamerica Vanguard ETF Portfolio-Balanced VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks to balance capital appreciation and income.
* Transamerica Vanguard ETF Portfolio-Conservative VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks current income and preservation of capital.
* Transamerica Vanguard ETF Portfolio-Growth VP1	Transamerica Asset Management, Inc. Aegon USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica WMC U S Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.
Fidelity Funds:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
American Funds Insurance Series:
American Funds Growth Fund	Capital Research and Management Company	Seeks to provide growth of capital.
American Funds Growth-Income Fund	Capital Research and Management Company	Seeks to achieve long-term growth of capital and income.
American Funds International Fund	Capital Research and Management Company	Seeks to provide long-term growth of capital.

1 This Fund invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see the Fund’s prospectus for a description of the investment strategy and the risks associated with investing in the Fund.

Transamerica Asset Management, Inc. (“TAM”), located at   4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237 , is directly owned by our affiliates, Transamerica Premier Life Insurance Company (formerly, Western Reserve Life Assurance Co. of Ohio) (77%), and AUSA Holding Company (23%), and serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust’s Board of Trustees. For certain Funds, TAM has engaged investment sub-advisers to provide Fund management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. Please see the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity Index 500 Portfolio and manages the Fund in accordance with policies and guidelines established by the Fidelity VIP Funds’ Board of Trustees. FMR is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Please see the Fidelity VIP prospectus for more information regarding FMR.

Capital Research and Management Company (“Capital”), located at 333 South Hope Street, Los Angeles, California 90071 and 6455 Irvine Center Drive, Irvine, California 92618, serves as the investment adviser to the American Funds Insurance Series (and to other mutual Funds). Capital is a wholly owned subsidiary of The Capital Group Companies, Inc. and was founded in 1931.  Capital manages the Funds in accordance with the policies and guidelines established by the Board of Trustees of the Series .  Capital is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Please see the American Funds Insurance Series prospectus for more information regarding Capital.

Selection of Underlying Funds.  The underlying Funds offered through this product are selected by Transamerica Financial.  Transamerica Financial may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying Fund with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue We Receive.”)  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or Transfers of Policy Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policyowners. We have included the Transamerica Series Trust Funds at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations.

In making your Subaccount selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the Funds including each Fund’s prospectus, SAI and annual and semi-annual reports. After you select Funds for your Initial Premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your Policy Value resulting from the performance of the Funds you have chosen.

We do not recommend or endorse any particular Fund and we do not provide investment advice.

 Addition, Deletion, or Substitution of Funds.  We do not guarantee that each Fund will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new Funds or Fund classes, close existing Funds or Fund classes, or substitute Fund shares that are held by any Subaccount for shares of a different Fund.  New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a Subaccount without notice to you and prior approval of the SEC to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other Funds for the Separate Account.  We reserve the right to Transfer Separate Account assets to another Separate Account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Fund Shares.  Even though we are the legal owner of the Fund shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a Fund’s shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of Fund shares that corresponds to the amount of Policy Value you have in that Fund (as of a date set by the Fund).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	The Death Benefit, cash and loan benefits.
	•	Account Options, including Premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to policy owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications
	•	Expenses of issuing and administering the Policy (including any policy Riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local Premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because Insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the Net Premium payments you make, we will deduct the following Premium Expense Charge:

The Premium Expense Charge is equal to:	•	5% of Premiums during the first 5 Policy Years and 2.5% thereafter. We guarantee that this charge will not exceed 5%.

Some or all of the Premium Expense Charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deductions

We take Monthly Deductions from the Policy Value on the Policy Date and on each Monthly Policy Date before the Insured's Age 121.   Monthly Deductions will be taken on a pro-rata basis from each Account Option unless you elect self-directed Monthly Deductions.  You may elect self-directed Monthly Deductions by sending us a request in a form satisfactory to us.  If self-directed Monthly Deductions are elected, the portion of each Monthly Deduction taken from each Account Option will equal the Monthly Deduction times the selected percentage for that Account Option.  If any of the selected Account Options would be reduced to zero by the current Monthly Deduction, Monthly Deductions will be taken on a pro-rata basis from each Account Option, according to the portion of the Policy Value in each.

You may change the election of self-directed Monthly Deductions by sending us a request in a form satisfactory to us.  The change to or from self-directed Monthly Deductions will be effective on the date we record the change.

 Because portions of the Monthly Deductions (such as cost of insurance) can vary monthly, the Monthly Deductions will also vary.

Each Monthly Deduction consists of:	•	The monthly policy fee for the Policy; plus
	•	The monthly cost of insurance charge for the Policy (including any surcharge associated with flat extra or substandard table ratings): plus
	•	The monthly expense charge for the Policy; plus
	•	Any charge for additional benefits provided by Riders.

Monthly Policy Fee. This fee is determined by us and is used to cover aggregate policy expenses.  We may increase or decrease the fee from time to time, but we will never charge in excess of the guaranteed maximum monthly policy fee shown in the Policy Data.  Any change in the monthly policy fee will be applied uniformly to all policies with the same Face Amount, Age, sex and class of risk that have been in effect for the same length of time.

•	This charge varies by Age at issue and Policy duration and is charged each month until Age 121:

Guaranteed	Current
$15/month	$12/month

•	This charge is determined by us, but we guarantee this charge will never be more than $15 per month for all Ages and durations and will be $0 starting at Age 121.
•	This charge is used to cover aggregate policy expenses.

Cost of Insurance Charge.  To determine the appropriate monthly cost of insurance rates, we use our current monthly cost of insurance rate tables in effect for the Policy using the Face Amount and the Insured's Age, sex, class of risk, and any substandard rating (as shown in the Policy Data) and the length of time since the Policy Date or the date of any increase in Face Amount.  Different monthly cost of insurance rates may apply to increases in the Face Amount following the Policy Date and any additional Death Benefit caused by the application of the Death Benefit factor.  Monthly cost of insurance rates may be changed by us from time to time.  A change in the monthly cost of insurance rates will apply to all persons of the same Face Amount, Age, sex, class of risk and any substandard rating whose policies or increases in the Face Amount have been in effect for the same length of time.  The rates will not exceed those shown in the table of guaranteed maximum monthly cost of insurance rates using the Insured's Age, sex and class of risk, adjusted for any rating.

The monthly cost of insurance as of each Monthly Policy Date is determined as follows:

1.	Determine the amount at risk by subtracting the Policy Value from the amount of the Death Benefit.
2.	Divide the amount by 1,000.
3.	Allocate the result as set forth below and multiply each resulting amount by the appropriate monthly cost of insurance rate to arrive at the monthly cost of insurance.

In determining the amount at risk and the appropriate monthly cost of insurance rates, we first apply the Policy Value to the initial Face Amount.  If the Policy Value exceeds the initial Face Amount, we will then apply the remaining Policy Value to any increases in the Face Amount in the order of their occurrence.  Any remaining Policy Value will then be applied to any additional Death Benefit caused by the application of the death benefit factor.

Your monthly current cost of insurance rate depends, in part, on your Face Amount band. The Face Amount bands available are:
➢	Band 1: $100,000 - $249,999
➢	Band 2: $250,000 - $499,999
➢	Band 3: $500,000 - $999,999
➢	Band 4: $1,000,000 and above

Cost of insurance rates are generally lower for each higher band of Face Amount.

We determine your Face Amount band by referring to the Face Amount for the Base Policy (that is, the initial Face Amount on the Policy Date, plus any increases, and minus any decreases).

If the Insured's Age is 0-17 on the Policy Date, the class of risk will be “Juvenile” and the guaranteed maximum cost of insurance rates will be the composite rates in the 2001 C.S.O. Table. We will notify you 60 days prior to the Insured's Age 18 that the Insured is eligible for reclassification to an adult Non-Smoker class of risk upon proper evidence of insurability.  If you do not respond to our notification, or if the Insured does not qualify for reclassification as a Non-Smoker user, the guaranteed maximum cost of insurance rates will continue to be the composite rates in the 2001 C.S.O. Table.

The factors that affect the net amount at risk for each layer of Face Amount include the investment performance of the Subaccounts in which you allocate Policy Value, payment of Premiums, the fees and charges deducted under the Policy, the Death Benefit option you choose, as well as any Policy transactions (such as loans, Cash Withdrawals, Transfers, and changes in Face Amount). The actual monthly cost of insurance rates is primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the Insured's Age, gender, and underwriting class of risk.

If you increase the Face Amount, different monthly cost of insurance rates may apply to that layer of Face Amount, based on factors such as the Insured's Age and underwriting class of risk at the time of the increase, gender, and the length of time since the increase. Increases in Face Amount may move the Policy into a higher Face Amount band, resulting in a decrease in the rates for the cost of insurance charge.

Decreases in Face Amount may cause the Policy to drop into a lower band of Face Amount and may result in an increase in the rates for the cost of insurance.  Decreases in Face Amount will be applied on a last-in, first-out basis to the Face Amount, and will first reduce the Face Amount provided by the most recent increase in Face Amount, then reduce the next most recent increases, successively, and thereafter reduce the initial Face Amount.

The underwriting class of risk of the Insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the Insured's life expectancy.  We currently place Insureds into preferred and standard classes. We also place Insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates. Examples of reasons an Insured may be placed into an extra risk factor class of risk include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar policy that we offer using different underwriting criteria.

Monthly Expense Charge.  This charge equals:

•	The Face Amount on the Policy Date divided by 1,000 and then multiplied by the applicable monthly expense charge per thousand; plus
•	The monthly expense charge for each increase in Face Amount caused by a requested increase; minus
•	The monthly expense charge for any Face Amount that has been decreased.

           We determine the rate of the monthly expense charge per 1,000 and may change it from time to time, but will never charge in excess of the applicable guaranteed maximum monthly expense charge per 1,000.  The monthly expense charge per 1,000 applicable to an increase in the Face Amount may be different from the monthly expense charge per 1,000 on the initial Face Amount.  The guaranteed maximum monthly expense charge per 1,000 in effect on the Policy Date is shown in the Policy Data.  Any change in the monthly expense charge per 1,000 will be applied uniformly to all policies or Face Amount increases with the same Face Amount, Age, sex and underwriting class of risk that have been in effect for the same length of time.

Optional Insurance Riders.  The Monthly Deductions will include charges for any optional insurance benefits you add to your Policy by Rider.  Please refer to the section below entitled “Rider Charges” for a description of the Rider charges.

Mortality and Expense Risk Charge

  We deduct a daily charge from each Subaccount that, together with other fees and charges, compensates us for services rendered in providing customer support (e.g., illustrations; underwriting; Lapse notification; claims processing; customer service by agent, telephone and fax transactions; online account access; statements; prospectuses; historical performance and Basic Interest Account guaranteed interest) and investment related services (e.g., automatic billing and ACH payments, asset rebalancing, dollar cost averaging, tax reporting, Transfers and third party administration), the expenses expected to be incurred, and the risks assumed. This charge is equal to:

•	The value of each Subaccount; multiplied by
•	The daily pro rata portion of the annual Mortality and Expense Risk Charge rate.

The current annual rate for the Mortality and Expense Risk Charge is equal to 0.00% of the average daily net assets of each Subaccount in which your Policy Value is allocated. We guarantee this charge to be no more than 0.60% annually for Policy Years 1-10 and 0.30% for Policy Years 11+.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

You may surrender your Policy for its Cash Surrender Value at any time upon Written Request (in Good Order). If you exercise this option, the Policy and all attached Riders will terminate.  If you surrender your Policy completely during the Surrender Charge Period or during the Surrender Charge Period following an increase in Face Amount, we deduct a Surrender Charge from your Policy Value and pay the remaining Policy Value (less any Loan Balance) to you.  The Surrender Charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The Surrender Charge is a charge for each $1,000 of the initial Face Amount of your Base Policy and of each increase in Face Amount and varies by Age of Insured, gender and risk class. The Surrender Charge that will apply on a full surrender of the Policy is the total of the Surrender Charge calculated for the initial Face Amount and the Surrender Charges calculated for each increase in Face Amount.

The Surrender Charge Period varies by Age of Insured:

Age at Issue/Increase	Surrender Charge Period
0-54	15 years
55+	10 years

A Surrender Charge is not assessed if you wait until the end of the Surrender Charge Period to surrender your Policy, and you have not increased your Face Amount within that period.

If your Policy has Lapsed and is Reinstated, the period of Lapse is not counted; rather, the Surrender Charge at Reinstatement is exactly what it was at Lapse (e.g., a Policy that Lapses at 5 years and is Reinstated at 8 years has year 5 Surrender Charges at Reinstatement).

The Surrender Charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances, the level of Surrender Charges might result in no Cash Surrender Value available if you surrender your Policy in the early Policy Years.  This will depend on a number of factors, but is more likely if:
•	You pay Premiums equal to or not much higher than the Minimum Monthly No Lapse Premium shown in your Policy; and/or
•	Investment performance is low.

In addition, Surrender Charges that apply after any increase in Face Amount will likely significantly reduce your Cash Surrender Value.

The Surrender Charge will be equal to A multiplied by B, multiplied by C where:	A=	The Surrender Charge per $1,000 of initial Face Amount and the charge per $1,000 of any increase in Face Amount multiplied by
	B=	The number of thousands of the initial Face Amount and the number of thousands of any increase in Face Amount; multiplied by
	C=	The Surrender Charge factor.

The Surrender Charge per thousand is calculated separately for the initial Face Amount and for each increase in Face Amount, using the rates found in Appendix A-1.

The Surrender Charge factor is also determined separately for the initial Face Amount and for each increase in Face Amount In Force.  The Surrender Charge factor varies by the Age of the Insured (on the Policy Date or date of Face Amount increase) and number of years since the Policy Date or date of Face Amount increase. In no event are the Surrender Charge factors any greater than those shown in the table in Appendix A-2.  For more information, please see "Appendix A-2- Surrender Charge Factors."  Note:  The table of Surrender Charges listed in your Policy Data pages reflects the multiplication of the Surrender Charge per Thousand by the Surrender Charge Factor.

Transfer Charge

We currently allow you to make 12 Transfers between Subaccounts and/or Transfers to and from the Basic Interest Account each Policy Year free of charge.  Except as listed below, the charge is $25 for each additional Transfer.  We deduct the Transfer charge from the amount being Transferred. We will not increase this charge.

•	For purposes of assessing the Transfer charge, all Transfers made in one day, regardless of the number of Subaccounts affected by the Transfer, will be considered a single Transfer.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of Policy Value immediately after the Reallocation Date currently are not treated as Transfers for the purpose of assessing this charge.

•	Transfers under dollar cost averaging and asset rebalancing currently are not treated as Transfers for the purpose of assessing this charge.

Loan Interest Rate Charge

We currently charge you an effective annual interest rate on a policy loan of 2.75% (3.0% maximum guaranteed) on each Policy Anniversary. We will also credit the amount in the Loan Reserve with an effective annual interest rate of 2.0%. After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy Year, we will apply preferred loan rates charged on an amount equal to the Policy Value; minus total Premiums paid (less any cash withdrawals); and minus any Loan Balance. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. After the Insured's Age 121, all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

You may take cash withdrawals if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge.  When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.  We deduct this amount from the withdrawal, and we pay you the balance.  We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the Separate Account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the Riders available under your Policy as noted below (see “Supplemental Benefits (Riders)”):

•
Terminal Illness Accelerated Death Benefit Endorsement. We reduce the benefit by a discount factor to compensate us for income lost due to the early payment of the Death Benefit. The discount factor is based on the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater.  We also assess an administrative charge.  For a complete description of the Terminal Illness Accelerated Death Benefit Endorsement, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Endorsement” in this prospectus.

•
Base Insured Rider. We assess a cost of insurance charge based on the Insured's Age, gender and underwriting class of risk, and the Rider’s Face Amount and duration. Cost of insurance charges generally will increase each year with the Insured's Age.

•
Additional Insured Rider. We assess a cost of insurance charge based on each additional Insured's Age, gender, underwriting class of risk, Policy Year and the Rider Face Amount. We assess a monthly expense charge per thousand (“MECPT”) based on each additional Insured’s Age, Policy Year and the Rider Face Amount. Cost of insurance charges and MECPT charges generally will increase each year with the Age of the additional Insured.

•	Children’s Benefit Rider. We assess a cost of insurance charge based on the Rider Face Amount regardless of the number of children insured.

•	Accidental Death Benefit Rider. We assess a cost of insurance charge based on the Insured's Age and Rider Face Amount. Charges generally will increase each year with the Insured's Age.

•
Disability Waiver of Monthly Deductions Rider. We assess a Rider charge based on the Insured's Age and gender, and the Policy’s amount at risk, as well as a charge based on those Riders that would be eligible to have Monthly Deductions waived.

•
Disability Waiver of Premium Rider. The charge for this Rider is based on the Insured's Age and gender and the amount of monthly waiver of Premium benefit that would be paid in the event of total disability, as defined in the Rider.

•
Overloan Protection Rider.  There is a onetime charge when the Rider is exercised that is equal to a percentage of the gross Policy Value based on the Insured's Age: 5% for Ages 75-90; 4% for Age 91; 3% for Age 92; 2% for Age 93; and 1% for Ages 94-120.

•
Long Term Care Rider.  We assess a monthly charge for this Rider based on the Insured's Age, gender and class of risk, and the Face Amount band and amount at risk for the Policy. Charges generally will increase each year with the Insured’s Age.

Please refer to the fee tables above for a description of the current charges and the maximum guaranteed charges that are applied to the Policy’s Riders.

Fund Expenses

The value of each Subaccount will reflect the fees and expenses paid by the corresponding Fund – including, but not limited to - management fees and expenses, operating expenses, and any 12b-1 fees.  Please see the Fund prospectuses for more detailed information about the Funds.

Revenues We Receive

We (and our affiliates) may directly or indirectly receive payments from the Funds, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products.

These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular
Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

 We (and/or our affiliates) may receive some or all of the following types of payments:

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”), wh o is the principal underwriter for the Policies, indirectly receive some or all of the 12b-1 fees from the Funds available as investment choices under our variable products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying Funds attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees (“Support Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the Funds may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the prospectuses for the Funds for more information.)  The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Fund attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Financial and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.3 9%***
American Funds	0.25%
*Payments are based on a percentage of the average assets of each Fund owned by the Subaccounts that are available under the Policy and under certain other variable insurance products offered by our affiliates and us.  We and/or TCI may continue to receive 12b-1 fees and administrative fees on Subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
**Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust Funds, in terms of our and our affiliates’ overall profitability.  During 201 4 we received $ 432,430.35 in benefits on behalf of the variable life products from TAM.
***We receive this percentage once $100 million in Fund shares are held by the Subaccounts of Transamerica Financial and its affiliates.

Other payments.  We and our affiliates, including TCI, also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the Funds (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from Fund assets.  Policyowners, through their indirect investment in the Funds, bear the costs of those advisory fees (see the prospectuses for the Funds for more information).

Certain advisers and sub-advisers of the underlying Funds (or their affiliates) (1) may directly or indirectly pay TCI amounts up to $100,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay to TFA, directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Funds and to assist with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives.   The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2014, TCI and its affiliates received revenue sharing payments that totaled approximately $750,000. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; Alliance Bernstein Investments; American Funds; Barrow, Hanley, Mewhinney & Strauss; BlackRock Investment Management, LLC; Fidelity Investments; CBRE Clarion Real Estate Securities; Kayne Anderson Capital; Janus Capital; Jennison Associates; JP Morgan Asset Management; Legg Mason Capital Management; Logan Circle Investment Partners; Morningstar Advisers; Natixis Global Asset Management; Pacific Investment Management Company; PineBridge Investments;  Ranger Investments; Systematic Financial Management; Thompson, Siegel & Walmsley, LLC; Vanguard; and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying Funds currently available in this product.

Proceeds from certain of these payments by the Funds, advisers, sub-advisers and/or their affiliates may be profit to us, and may be used to, among other things, expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting and marketing the Funds.

For further details about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

The Policy

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the Insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate.

The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the Insured.
•	To receive amounts payable before the death of the Insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the Face Amount or Death Benefit option type of the Policy.

At issue, the owner must select either the Guideline Premium Tax Test or the Cash Value Accumulation Tax Test on the Policy application. Once selected, this tax test cannot be changed.

No designation or change in designation of an owner will take effect unless we receive a T ransfer of O wnership F orm.  The request will take effect as of the date we receive it, in Good Order, at our Mailing Address, or by fax at our Administrative Office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in Good Order, and signed by our president or secretary. Note : No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	To make the Policy or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance policy under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

•	To reflect a change in the operation of the Separate Account; or
•	To provide additional Subaccounts and/or General Account Options.

Purchasing a Policy

To purchase a Policy, you must submit   a completed application, in Good Order, and an Initial Premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us. We may reject the application at any time before issuing a Policy.

There may be delays in our receipt and processing of applications and Premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our Mailing Address, or because of delays in determining whether the Policy is suitable for you. Any such delays will affect when your Policy can be issued.

You select the Face Amount of insurance coverage for your Policy within the following limits. Our current minimum Face Amount for a Policy is generally $100,000. We currently charge lower cost of insurance rates for Policies with Face Amounts in higher bands of coverage. We offer the following Face Amount bands of coverage:

•	Band 1: $100,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 - $999,999
•	Band 4: $1,000,000 and above

We will limit coverage on any juvenile Insured by the Policy or the Rider. The maximum coverage for a juvenile up to natural age 4½ years old is the greater of $50,000 or 25% of the In Force life insurance on the adult applicant. For a juvenile between the natural ages of 4½ and 14½ years old, the maximum coverage is the greater of $50,000 or 50% of the In Force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the Insured meets our insurability standards. Your application is subject to our underwriting rules and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the Insured is over Age 85. The Insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the Insured completes all of the medical tests and examinations that we require.

Tax-Free Section 1035 Exchanges

You can generally exchange one life insurance policy for another policy covering the same Insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a Surrender Charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy the Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect

Except as provided in the conditional receipt (“Conditional Receipt”), if issued, and with respect to Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full Premium must be received by the Company; (2) during the lifetime of every proposed Insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed Insured.

Conditional Insurance Coverage. If you pay the full Initial Premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the Insured may have conditional insurance coverage under the terms of the Conditional Receipt. The conditional insurance coverage may vary by underwriting standards. Because we do not accept Initial Premiums in advance for Policies with a Face Amount in excess of $2,000,000 or Age of Insureds 76 and higher, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the Initial Premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	The lesser amounts applied for under all Conditional Receipts issued by us; or
• $400,000 of life insurance if the proposed Insured is Age 0-15, and is insurable at a standard or better class of risk; or
• $1,000,000 of life insurance if the proposed Insured is Age 16-65 and is insurable at a standard or better class of risk; or
• $400,000 of life insurance if the proposed Insured is Age 66-75, and is insurable at a standard or better class of risk; or
• $100,000 of life insurance for a class of risk with extra ratings regardless of Age.

Subject to the conditions and limitations of the Conditional Receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:
The date of completing all parts of the application (including medical questions);  the date of the last medical examination, tests, and other screenings required by us, if any, or the date requested in the application, whichever is later (the “Effective Date”),  Such conditional insurance will take effect as of the Effective Date, as long as all of the following requirements are met:

	1.	As of the effective date, all statements and answers given in the application must be true.
2.
The payment made with the application must not be less than the full Initial Premium for the mode of payment chosen in the application and must be received at our Mailing Address within the lifetime of the proposed Insured for whom the conditional coverage would apply and, in the form of check or draft, must be honored for payment.

3.
All medical examinations, tests, and other screenings required of the proposed Insured by us are completed and the results received at our Administrative Office within 60 days of the date the application was signed.

	4.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in Good Order, at our Mailing Address.

Any conditional life insurance coverage terminates on the earliest of:	•	60 days from the date the application was signed;
	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the Conditional Receipt:	•	The Conditional Receipt is not valid unless:
		1.	All blanks in the Conditional Receipt are completed; and
		2.	The receipt is signed by an authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for Riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed Insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Transamerica Financial’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges: Coverage may begin earlier in Section 1035 Exchange situations as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form. As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

 If the Policy has been approved for issue - even if approved other than as applied for - and accepted in writing by the proposed owner and either:

1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy In Force; or
2.
If, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and such premium, together with any surrender proceeds thereafter received, are sufficient to place the Policy I n F orce.

Charges will be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium.  Once we determine that the Insured meets our underwriting requirements and you have paid the Initial Premium, full insurance coverage will begin and we will begin to take the Monthly Deductions from your Net Premium. This date is the Policy Date.  Any Premium payments we receive before the Policy Date will be held in a non-interest bearing suspense account. On the Policy Date, the entire amount in the non-interest bearing suspense account will be allocated to the Reallocation Account until the Reallocation Date. While held in the Reallocation Account, Premium(s) will be credited with interest at the current Basic Interest Account rate until the Reallocation Date when they will be allocated to the Subaccounts and/or Basic Interest Account as you specified in your application.  Please Note: Your Initial Premium is credited as of the Policy Date if you are not participating in a 1035 Exchange .

 On any day we credit Net Premiums or Transfer Policy Value to a Subaccount, we will convert the dollar amount of the Net Premium (or Transfer) into Subaccount units at the unit value for that Subaccount, determined at the end of the day on which we receive the Premium or transaction request.  We will credit amounts to the Subaccounts only on a Valuation Date, that is, on a date the New York Stock Exchange (“NYSE”) is open for trading.

Transaction Type:	Priced when received at our:
payment by check	Mailing Address, unless a different address appears on your billing coupon
Transfer request	Administrative Office
payment by wire transfer	Administrative Office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	Administrative Office

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy Date earlier than the date full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application. Your Premiums, however, will be credited on the date the Policy is issued, not the backdated Policy Date.

Cost of insurance charges are based in part on the Age of the Insured on the Policy Date or on the date of a requested increase in Face Amount. Generally, cost of insurance charges are lower at a younger Age. We will deduct the Monthly Deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the Monthly Deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not In Force.

Policy Changes

If the Policy is still In Force on the Policy Anniversary at the Insured's Age 121, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will not accept any further Premium payments.
•	We will no longer deduct the Monthly Deductions.
•	We will continue to deduct the Mortality and Expense Risk Charge, if any.
•	Interest will continue to accrue on any policy loans, as before, but all loans, new and existing, will be considered preferred loans.
•	We will continue to accept policy loan repayments and loan interest payments.
•	We will continue to permit policy loans and withdrawals to be made.

Please Note:  Continuing a policy beyond the Insured's Age 99 may have tax consequences.  You should consult a tax advisor if you intend to keep the Policy In Force beyond the Insured's Age 99.  Please see the "Federal Income Tax Considerations" section of this prospectus.

Premiums

Allocating Premiums

You must instruct us on how to allocate your Net Premium among the Subaccounts and the Basic Interest Account according to these guidelines.

●      Allocation percentages must be in whole numbers.
●
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each Subaccount from which we will make Transfers and you may be required to Transfer at least a total of $100 monthly.

●	If you select asset rebalancing, your Policy Value if an existing Policy, or your Initial Premium, if a new Policy, must be at least $5,000.
●
We may restrict allocations and Transfers to the Basic Interest Account if the Basic Interest Account value following the allocation or Transfer would exceed $250,000. (This restriction does not apply to any Transfer to the Basic Interest Account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional Premium payments without charge at any time by writing us at our Mailing Address or calling us at our Administrative Office at 1-800-322-735, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time.

Please Note: Certain Subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the Subaccount that you select for your allocation to ensure that those allocation instructions are in Good Order. The change will be effective as of the Valuation Date on which we receive the change request, in Good Order, at our Mailing Address or Administrative Office. Upon instructions from you, the authorized registered representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular Subaccount is 1.0% of a Net Premium payment.

Whenever you direct money into a Subaccount, we will credit your Policy with the number of units for that Subaccount that can be bought for the dollar payment. Premium payments received at our Mailing Address, or at the address on your billing coupon (for payments made by check), or at our Administrative Office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a Premium payment after the NYSE closes or on a day that the NYSE is closed for trading, we will process the order using the Subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the Subaccounts only on a Valuation Date, that is, on a date the NYSE is open for trading. Your Policy Value will vary with the investment experience of the Subaccounts you have chosen. You bear the investment risk for amounts you allocate to the Subaccounts.

You should periodically review how your Policy Value is allocated among the Subaccounts and the Basic Interest Account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial Net Premium on the Policy Date (or the Date of Issue if your Policy is backdated) to the Reallocation Account as shown in your Policy Data. While held in the Reallocation Account, Net Premium(s) will be credited with interest at the current Basic Interest Account rate and reduced by any Monthly Deductions due. The Net Premiums will remain in the Reallocation Account until the Reallocation Date.  The Reallocation Date is the later of the Policy Date or the Date of Issue (if your Policy is backdated), plus fifteen days.   Please contact your registered representative for details concerning the Free Look Period.

On the first Valuation Date on or after the Reallocation Date, we will reallocate all Policy Value from the Reallocation Account to the Basic Interest Account and the Subaccounts you selected on the application. If, however, you requested dollar cost averaging, we will reallocate the cash balance on the Reallocation Date to either, the Basic Interest Account, the Transamerica Aegon Money Market VP Subaccount or the Transamerica JPMorgan Core Bond VP Subaccount (depending on which Account Options you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the Premiums you pay. On or before the Policy Date, we may require you to pay a Premium at least equal to a Minimum Monthly No Lapse Premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make Premium payments at any time up to the Insured's Age 121 and in an amount of at least $50. Under some circumstances, you may be required to pay extra Premiums to prevent a Lapse. Your Minimum Monthly No Lapse Premium may change if you request a change in your Policy. If this happens, we will notify you of the new Minimum Monthly No Lapse Premium. See “Minimum Monthly No Lapse Premium” below. No further Premium payments will be accepted after the Insured's Age 121 except for amounts paid within grace periods that are required to keep the Policy In Force.

Planned Periodic Payments

You can determine a Planned Periodic Payment schedule, which allows you to pay level Premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in the Policy Data.  You are not required to pay Premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your Planned Periodic Payments.  Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your Planned Periodic Payments on schedule, your Policy still may Lapse. How long your Policy remains In Force depends on the Policy’s Cash Surrender Value. If the Cash Surrender Value is not high enough to pay the Monthly Deductions when due (and your no Lapse period has expired) then your Policy will Lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly No Lapse Premium

The full Initial Premium is the only Premium you are required to pay under the Policy. However, you greatly increase your risk of Lapse if you fail to regularly pay Premiums at least as large as the current Minimum Monthly No Lapse Premium.

Until the No Lapse Ending Date shown in your Policy Data, we guarantee that your Policy will not Lapse as long as on any Monthly Policy Date you have paid total Premiums (minus any cash withdrawals, and minus any Loan Balance) that equal or exceed the sum of the Minimum Monthly No Lapse Premiums for each month from the Policy Date up to, and including, the current month. If you take a cash withdrawal, a loan, or if you increase or decrease your Face Amount, or if you add, increase or decrease a Rider, you may need to pay additional Premiums in order to keep the No Lapse Guarantee in effect.

The duration of the No Lapse Period varies by Age of Insured at Issue :

Age of Insured	0-55	56	57	58	59	60 -85
MNLP Period	10 years	9 years	8 years	7 years	6 years	5 years

The initial Minimum Monthly No Lapse Premium is shown in your Policy Data, and depends on a number of factors, including the Age, gender and class of risk of the Insured, and the Face Amount requested.  We will adjust the Minimum Monthly No Lapse Premium if you change Death Benefit options, increase or decrease the Face Amount, or if any Riders are added or terminated, or if In Force Riders are increased or decreased.

We will notify you of the new Minimum Monthly No Lapse Premium. We also reserve the right to require, before we issue a Policy, that the Initial Premium plus the planned Premium payable during the No Lapse Period is at least equal to the cumulative Minimum Monthly No Lapse Premiums during the No Lapse Period.

You may obtain information about your Minimum Monthly No Lapse Premium and assistance to determine the amount of Premiums you must pay to keep your Policy In Force by contacting our Administrative Office.

Premium Limitations & Payments

We will refund any Premium payments that would cause the total amount of the Premiums you pay to exceed the current maximum Premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the Guideline Premium Test.)

The maximum Premium limitation is set forth in your Policy. If you make a payment that would cause your total Premiums to be greater than the maximum Premium limitations, we generally will return the excess portion of the Premium payment within 60 days after the end of the Policy Year. We will not accept a payment that will cause the Policy to become a Modified Endowment Contract without your consent. (Please see the section of this prospectus entitled “Federal Income Tax Considerations” for more information concerning your Policy or consult a qualified tax advisor.)

We reserve the right to refund any Premium in excess of the Planned Premiums shown in your Policy Data if the total Premium paid during that Policy Year:

1.	Increases the difference between the death benefit and the Policy Value; or
2.	Is more than $20 per $1,000 of Face Amount and more than three times the total of the Monthly Deductions for the last Policy Year.

    We also reserve the right to refund any premiums that exceed the planned Premiums shown in the Policy Data by more than $25,000 in any twelve-month period. The excess premiums and earnings will not be refunded to the extent that they are necessary to continue the Policy through the end of the Policy Year; and the Cash Surrender Value at the end of that Policy Year did not exceed zero.  A Premium refund (but not including any earnings thereon) may also be required as a result of a decrease in the Face Amount or other change in the benefits or terms of the Policy which may lower the limit on the premium amount allowable into this Policy for federal income tax purposes.

We will apply any Premium refund amount to any Loan Balance before refunding any excess to you.  The amount refundable will not exceed the Cash Surrender Value.  If the entire Cash Surrender Value is refunded, we will treat the transaction as a surrender of the Policy.

The refund of excess Premium will not be subject to a withdrawal charge but may be subject to taxation.  (Please refer to the “Withdrawals” section for more information on Policy withdrawals.)   The excess Premium refund may increase charges by increasing the net amount at risk for level death benefit Policies and may increase the chance that the Policy may lapse.  Transamerica will not refund excess premium if that would cause the Policy to lapse.

We may require Premium Payments to be at least $50, (1,000 if by wire).  If the payment is made by monthly direct deposit, we may require minimum payments of $75.  We may return payments less than the minimum.

Wire Transfers. We will accept Premium payments by wire transfer.  If you wish to make payments by wire transfer, you should contact our Administrative Office at 1-800-322-7353 for instructions on wiring federal funds to us. Certain charges are deducted from the Premium payments you make.

Tax-Free Exchanges (“1035 Exchanges”). We will accept a part of or all of your Initial Premiums from one or more contracts insuring the same Insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Transfers

General

You or your authorized representative may make Transfers among the Subaccounts or among the Subaccounts and the Basic Interest Account. You will be bound by any Transfers made by your authorized representative.  We determine the amount you have available for Transfers at the end of the Valuation Period when we receive your Transfer request. We may, at any time, discontinue Transfer privileges, modify our procedures, or limit the number of Transfers we permit.

The following features apply to Transfers under the Policy:
•
Your Policy may be limited to a cumulative Transfer from the Basic Interest Account each Policy Year of the greater of 25% of the amount in the Basic Interest Account, or the amount transferred out of the Basic Interest Account the previous Policy Year. (See “Basic Interest Account Transfers.”)

•
Currently we do not, but reserve the right to, limit the amount of and the number of Transfers out of the Basic Interest Account to one per Policy Year.  If we modify or stop our current practices, we will notify you at the time of your Transfer.

•
We may restrict Transfers to the Basic Interest Account if the Basic Interest Account value following the Transfer would exceed $250,000. This restriction does not apply to any Transfer to the Basic Interest Account necessary in the exercise of conversion rights.

•
You may request Transfers, in Good Order, in writing  to our Mailing Address or by fax to our Administrative Office. Please Note: Certain Subaccounts have similar names. It is important that you state or write the full name of the Subaccount when making a Transfer request to ensure that any Transfer request that you submit is in Good Order.

•	There is no minimum amount that must be transferred.

•	There is no minimum amount that must remain in a Subaccount after a Transfer.
•	Except as listed below, we may deduct a $25 charge from the amount Transferred for each Transfer in excess of 12 Transfers in a Policy Year.

1. We consider all Transfers made in any one day to be a single Transfer.

2. Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of Policy Value immediately after the Reallocation Date, are currently not treated as Transfers for the purpose of assessing the Transfer charge.

3. Transfers under asset rebalancing and dollar cost averaging currently are not treated as Transfers for purpose of assessing the Transfer charge.

We will process any Transfer order that is received, in Good Order, in writing at our Mailing Address, or by fax or by telephone at our Administrative Office, before the NYSE closes (usually 4:00 p.m. Eastern Time) using the Subaccount unit value determined at the end of that session of the NYSE. If we receive the Transfer order after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the order using the Subaccount unit value determined at the close of the next regular business session of the NYSE.  (If you send your request by fax, be sure to use the correct fax number.  Please see "Telephone and Fax Privileges.")

Disruptive Trading and Market Timing

Statement of Policy. This variable insurance policy was not designed to accommodate market timing or facilitate frequent or large trading transfers among the Subaccounts or between the Subaccounts and the Basic Interest Account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adverse ly a ffect you, other policyowners , beneficiaries and underlying Funds. These adverse effects include:

1.
Dilution of the interests of long-term investors in a Subaccount if purchases or Transfers into or out of an underlying Fund are made at prices that do not reflect an accurate value for the underlying Fund 's investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

2.	An adverse effect on Fund management, such as:
	a.	Impeding a Fund manager’s ability to sustain an investment objective.
	b.	Causing the underlying Fund to maintain a higher level of cash than would otherwise be the case.
	c.	Causing an underlying Fund to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or Transfers out of the underlying Fund.
3.	Increased brokerage and administrative expenses.

These risks and costs are borne by all policyowners invested in those Subaccounts, not just those making the Transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding underlying Funds) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying Funds, we cannot guarantee that all harmful trading will be detected or that an underlying Fund will not suffer from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make Transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the Transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms but, under our current policies and procedures, will include loss of expedited Transfer privileges. We consider Transfers by telephone, fax, or overnight mail to be “expedited” Transfers. This means that we would accept only written Transfer requests with an original signature sent to us only by U . S .   mail. We may also restrict the Transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or Transfer request from any person without prior notice, if, in our judgment, (1) the payment or Transfer, or series of Transfers, would have a negative impact on an underlying Fund’s operations; or (2) if an underlying Fund would reject or has rejected our purchase order or has instructed us not to allow that purchase or Transfer; or (3) because of a history of market timing or disruptive trading.

We may impose other restrictions on Transfers, or even prohibit Transfers for any owner who, in our view, has abused, or appears likely to abuse, the Transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue Transfer privileges, modify our procedures, impose holding period requirements, or limit the number, size, frequency, manner, or timing of Transfers we permit. We also reserve the right to reverse a potentially harmful Transfer if an underlying Fund refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some Transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected by policyowners or persons engaged in trading on behalf of policyowners.

In addition, Transfers for multiple policies invested in the Transamerica Series Trust’s underlying Funds which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being Transferred with respect to any one underlying Fund (a smaller amount may apply to smaller Funds).  Please note that Transfers of less than one million dollars may be disruptive in some circumstances ; we may change the maximum dollar amount of permitted transactions quickly and without notice .

Please Note : If you engage a third party investment advisor for asset allocation services, then you may be subject to these Transfer restrictions because of the actions of your investment advisor in providing those services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning Transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Fund. To the extent permitted by law, we also reserve the right to defer the Transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying Funds.

Under our current policies and procedures, we do not:
•	Impose redemption fees on Transfers.
•	Expressly limit the number or size of Transfers in a given period except for certain Subaccounts where an underlying Fund has advised us to prohibit certain Transfers that exceed a certain size.
•	Provide a certain number of allowable Transfers in a given period.

Redemption fees, Transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading, and in preventing or limiting harm from such trading.

We do not impose any prophylactic transfer restrictions.  In the absence of any such restrictions ( e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is possible that some level of market timing and disruptive trading will occur before it is detected and we take steps to deter it.

Please Note: The limits and restrictions described herein are subject to our ability to monitor Transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the Subaccounts available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice as we deem necessary or appropriate: (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying Fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the Subaccounts under the variable insurance product. In addition, we may not honor Transfer requests if any variable investment option that would be affected by the Transfer is unable to purchase or redeem shares of its corresponding underlying Fund.

Underlying Fund Frequent Trading Policies. The underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying Funds may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying Funds describe any such policies and procedures. The frequent trading policies and procedures of an underlying Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying Fund and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ Transfer requests for compliance with nor do we apply the frequent trading policies and procedures of the respective underlying Funds that would be affected by the Transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, if identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying Funds’ ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying Funds will not be harmed by Transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Funds. These other insurance companies are responsible for their own policies and procedures regarding frequent Transfer activity. If their policies and procedures fail to successfully discourage harmful Transfer activity, it will affect other owners of underlying Fund shares, as well as the owners of all of the variable annuity contracts or life insurance policies, including ours, whose variable Account Options correspond to the affected underlying Funds.  In addition, if an underlying Fund believes that an omnibus order we submit may reflect one or more Transfer requests from owners engaged in market timing and disruptive trading, the underlying Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Telephone and Fax Privileges

Telephone Transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone Transfer privileges will allow you to give authority to the authorized registered representative for your Policy to make telephone Transfers and to change the allocation of future payments among the Subaccounts and the Basic Interest Account on your behalf according to your instructions. To make a telephone Transfer, you may call us at our Administrative Office at 1-800-322-7353, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or you may fax your instructions to our Subaccount Transfer fax number – 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620).   Please Note: Certain Subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the Subaccount that you select for your allocation to ensure that those instructions are in Good Order.

Please note the following regarding telephone or fax Transfers:

●	We will employ reasonable procedures to confirm that instructions are genuine.
●	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
●	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
●
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

●	We may also require that you send us the telephone or fax Transfer order in writing.
●	If you do not want the ability to make telephone Transfers, you should notify us in writing at our Mailing Address, or through our fax number to our Administrative Office – 1-727-299-1620.
●	We will not be responsible for same day processing of Transfers if the Transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
●
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and fax transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our Administrative Office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Basic Interest Account Transfers

Currently, we do not, but reserve the right to, limit the number of Transfers out of the Basic Interest Account to one per Policy Year. If we change this, we will notify you at the time of your Transfer.

We also reserve the right to limit the maximum amount you may Transfer from the Basic Interest Account each Policy Year to the greater of 25% of the amount in the Basic Interest Account or the amount you Transferred from the Basic Interest Account in the immediately preceding Policy Year. Note: These restrictions may prolong the period of time it takes to Transfer your total Policy Value in the Basic Interest Account to the Subaccounts and, therefore, you should carefully consider whether allocations to the Basic Interest Account meet your needs and investment criteria.

These restrictions do not apply to dollar cost averaging transactions.  However, the Transfer may not be greater than the unloaned portion of the Basic Interest Account on the Valuation Date on which we receive the Transfer request.

We will make the Transfer at the end of the Valuation Date on which we receive the request, in Good Order, at our Administrative Office (for telephonic and facsimile transactions) or at our Mailing Address (for written correspondence).  We reserve the right to require that you make the Transfer request in writing and that we receive the written Transfer request no later than 30 days after a Policy Anniversary.  We may restrict Transfers to the Basic Interest Account, if following the Transfer the Basic Interest Account value, excluding amounts in the Loan Reserve, would exceed $250,000. This restriction does not apply to any Transfer to the Basic Interest Account necessary in the exercise of conversion rights.

Except when used to pay Premiums, we may also defer payment of any amounts from the Basic Interest Account for no longer than six months after we receive such written notice.

Conversion Rights

If within 24 months of your Policy Date  you Transfer all of your Subaccount values to the Basic Interest Account, we will not charge you a Transfer fee, even if applicable. You must make your request in writing, in Good Order, to our Mailing Address.

Investment Policy Changes

In the event of a material change (i.e., a change in a fund’s affairs that could have a significant effect on the market value of the security) in the investment policy of any Fund, you may Transfer all Subaccount value in that Fund to the Basic Interest Account without a Transfer charge.  We must receive your request to Transfer the Subaccount value to the Basic Interest Account in Good Order within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

A Fund that has a policy of investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the particular type of securities implied by its name will provide its shareholders with at least 60 days’ prior written notice before making changes to such policy. Such notice will comply with the conditions set forth in any applicable SEC rules then in effect.

Note:  Unless expressly designated as fundamental, all policies and procedures of the Funds, including their investment objectives, may be changed at any time by the Board of a Fund Group without shareholder approval. The investment strategies employed by a Fund may also be changed without shareholder approval.

Reduced Paid- Up Option

Your Policy has a Reduced Paid-Up Insurance option in which you can use your Policy’s Cash Value as a premium for a single-premium whole life policy, at a lesser Face Amount than your original Policy. We will determine the amount of the Reduced Paid-Up Insurance using the net single premium rate for the Insured’s Age for an amount equal to or less than the current Face Amount of the policy.

Your request to Transfer and purchase a Reduced Paid-Up Insurance policy must be in writing and received, in Good Order, at our Mailing Address at least 30 days before the next Policy Anniversary. Premium payments, Policy Loans, Withdrawals and Transfers will no longer be permitted after receiving such Written Request. We will Transfer all values from the Subaccounts to the Basic Interest Account and purchase a Reduced Paid-Up Insurance policy. Transfer charges do not apply.

    The Reduced Paid-Up Insurance policy amount cannot exceed the current Death Benefit proceeds.  Any net surrender value not used to purchase the Reduced Paid-Up Insurance will be paid to you.  The amount of the Reduced Paid-Up Insurance will remain level and will not be less than that required by law.

At any time preceding the death of the Insured, you may surrender the Reduced Paid-Up Insurance for its then current value based on the guaranteed cost of insurance rates and the guaranteed interest rate for the Basic Interest Account specified in the Policy.  Also, you will no longer have to make premium payments when you select this option.

Please see the section entitled “Long Term Care Rider” for more information regarding the Long Term Care Rider and a Reduced Paid-Up Insurance policy.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your Premium into the Subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your Premium to the Subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically Transfer a set dollar amount from the Transamerica Aegon Money Market VP Subaccount, the Transamerica JPMorgan Core Bond VP Subaccount or the Basic Interest Account to a Subaccount or Subaccounts that you choose. We will make the Transfers monthly as of the end of the Valuation Date after the first Monthly Policy Date after the Reallocation Date. We will make the first Transfer in the month after we receive your request, in Good Order at our Mailing Address or by facsimile at our Administrative Office, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	•	You must submit to us, in Good Order, in writing to our Mailing Address (or by facsimile to our Administrative Office), a completed form signed by the owner requesting dollar cost averaging.
	•	You may be required to have at least $5,000 in each Subaccount or the Basic Interest Account from which we will make Transfers.
	•	Your total Transfers each month under dollar cost averaging may be limited to a minimum of $100.
	•	Each month, you may not Transfer more than one-tenth of the amount that was in your Basic Interest Account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in Good Order, at our Mailing Address (or by facsimile or telephone to our Administrative Office), a request to discontinue participation from you or your authorized representative.
	•	The value in the Account Options from which we make the Transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.
	•	You begin receiving Long Term Care (“LTC”) benefits under the Long Term Care Rider.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must submit (in Good Order) a new dollar cost averaging form.  We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the Subaccounts you have selected. Policy Value allocated to each Subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the Policy Value in the Subaccounts at the end of each period to match your Policy’s currently effective premium allocation schedule. Policy Value in the Basic Interest Account is not available for this program, and this program is not available in conjunction with the dollar cost averaging program. We make no guarantee that asset rebalancing will result in a profit or protect you against loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in Good Order, at our Mailing Address (or by facsimile at our Administrative Office), we will change your premium allocation to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, then we will use the date that we receive your request form. We will credit the amounts Transferred at the unit value next determined on the dates the Transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in Good Order, in writing to our Mailing Address (or by facsimile to our Administrative Office) a completed asset rebalancing request form signed by the owner.
	•	You may be required to have a minimum Policy Value of $5,000 or make a $5,000 Initial Premium payment.

There is no charge for the asset rebalancing program.  (We reserve the right to count such allocations as part of your free Transfers in the future.)

Asset rebalancing will cease if:	●	You elect to participate in the dollar cost averaging program.
●
We receive, in Good Order, at our Mailing Address (or by facsimile or telephone to our Administrative Office) a request to discontinue participation from you or your authorized registered representative.

	●	You make any Transfer to or from any Subaccount other than under a scheduled rebalancing.
	●	You elect to participate in any asset allocation services provided by a third party.
	●	You begin receiving LTC benefits under the Long Term Care Rider.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re-enter the program to once each Policy Year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Allocation Services

We do not offer any asset allocation programs, or any allocation models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make Transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Policy Value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific Transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy. (Note: If you make withdrawals of Policy Value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain natural age 59½.)

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Financial as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the authorized registered representative’s or investment advisor’s ability to request financial transactions on your behalf. These limitations, which are discussed in the section above entitled “Transfers – Disruptive Trading and Market Timing,” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular Fund or type of Fund; or (ii) to comply with specific restrictions or limitations imposed by a Fund of Transamerica Financial.

Note:
•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by owners on their own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the Third Party Service by sending written instructions to our Mailing Address.

•	The practices and procedures described above do not apply to any asset allocation Funds that are available as investment options under the Policy.

Valuation of the Policy

Policy Value

Your Policy Value:
●	Is determined on the Policy Date and on each Valuation Date.
●	Equals the sum of the values in each Subaccount, the Basic Interest Account and the Loan Reserve.
●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the Subaccounts you choose, the interest credited to the Basic Interest Account and the Loan Reserve, the charges deducted and any other Policy transactions (such as additional premium payments, Transfers, withdrawals and policy loans).

●	Has no guaranteed minimum amount and may be more or less than Premiums paid.

Persistency Credit

Your Policy may be eligible for a persistency credit. A persistency credit is an amount credited annually to the Policy Value beginning on the 1 0 th Policy Anniversary .   From then until the Policy Anniversay at Age 100, w e may credit your Policy with a persistency credit of 0.20% of the weighted average of the previous 12 months’ unloaned Separate Account Value (not including the Basic Interest Account), and we would apply any credit in accordance with your then current premium allocations so long as your Policy is in effect .   In the event of a Policy Lapse or Surrender that occurs on other than a Policy Anniversary, a persistency credit will not be applied.  There is no charge associated with the persistency credit and t he persistency credit is not guaranteed .   The Persistency credit is paid from the Company’s General Account. W e may discontinue the program at any time. Please see Appendix A-3 for a numeric example of this credit.

Cash Surrender Value

The Cash Surrender Value is the amount we pay when you surrender your Policy while it is In Force. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request, in Good Order, at our Mailing Address. You may also fax your request to 1-727-299-1620.

Cash Surrender Value on any Valuation Date
equals:	●	The Policy Value as of such date; minus
	●	Any Surrender Charge as of such date; minus
	●	Any Loan Balance.

Subaccount Value

The Policy Value in a Subaccount is referred to as “Subaccount value.” At the end of any Valuation Period, Subaccount value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount. (Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any Subaccount on any Valuation Date equals:	●	The initial units purchased at unit value on the Policy Date, or Reallocation Date, if different; plus
	●	Units purchased with additional Net Premium(s); plus
	●	Units purchased due to a loan repayment; plus
	●	Units purchased through Transfers from another Subaccount or the Basic Interest Account; minus
	●	Units redeemed to pay for Monthly Deductions; minus
	●	Units redeemed to pay for cash withdrawals; minus
	●	Units redeemed as part of a Transfer to another Subaccount, or the Basic Interest Account (including the Loan Reserve Account); minus
	●	Units redeemed to pay cash withdrawal and Transfer charges; minus
	●	Units redeemed due to any refund of Premiums allocated to that Subaccount.

Every time you allocate, Transfer or withdraw money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, Transfer or cash withdrawal by the unit value for that Subaccount next determined at the end of the Valuation Period on which the Premium allocation, Transfer request, or cash withdrawal request is received (i) at our Mailing Address (for Written Requests or payments by check) or (ii) at our Administrative Office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).

Subaccount Unit Value

The value (or price) of each Subaccount unit will reflect the investment performance of the Fund in which the Subaccount invests. Unit values will vary among Subaccounts. The unit value at the inception of each class of units of each Subaccount was originally established at $10 per unit. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any Subaccount at the end of a Valuation Period is calculated as:	●
The total value of the Fund shares held in the Subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the Fund during the Valuation Period. This value is determined by multiplying the number of Fund shares owned by the Subaccount by the Fund’s net asset value per share determined at the end of the Valuation Period; minus

●
The Mortality and Expense Risk Charge that has accrued during the Valuation Period.  This charge is equal to the net assets of the Subaccount, multiplied by the Mortality and Expense Risk Charge factor for the number of days in the Valuation Period.  The maximum annual Mortality and Expense Risk Charge factor is shown in the Policy Data; minus

	●	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the Subaccount; and the result divided by
	●	The number of outstanding units in the Subaccount before the purchase or redemption of any units on that date.

The Fund in which any Subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each Valuation Period.

Basic Interest Account Value

On the Policy Date, or the Reallocation Date if different, the Basic Interest Account value is equal to the Policy Value allocated to the Basic Interest Account, less the portion of the first Monthly Deduction that is subtracted from the Basic Interest Account.

The Basic Interest Account value at the end of any Valuation Period is equal to:	●	The sum of Net Premiums allocated to the Basic Interest Account; plus
	●	Any amounts Transferred from a Subaccount to the Basic Interest Account (including amounts Transferred to the Loan Reserve account); plus
	●	Total interest credited to the Basic Interest Account; minus
	●	Amounts charged to pay for Monthly Deductions; minus
	●	Amounts withdrawn or surrendered from the Basic Interest Account to pay for cash withdrawals, Transfer charges, or any other fees and charges; minus
	•	Amounts transferred from the Basic Interest Account (including amounts transferred from the Loan Reserve account) to a subaccount; minus
	●	Any refund of Premiums allocated to the Basic Interest Account.

Payment upon Death of Insured

Death Benefit

We will determine the amount of the Death Benefit on any Policy In Force on the date of death upon receipt, in Good Order, at our Administrative Office of satisfactory proof of the Insured’s death, plus written direction (from each eligible recipient of the Death Benefit) regarding distribution of the Death Benefit payment, and any other documents, forms and information we need. We will pay interest on the Death Benefit from the date of death to the date of payment. The annual interest rate will be at least 1%. We may require that the Policy be returned. We will pay the Death Benefit to the primary Beneficiary(ies), if living, or to a contingent Beneficiary. If each Beneficiary dies before the Insured and there is no contingent Beneficiary, we will pay the Death Benefit to the owner or the owner’s estate. We will pay the Death Benefit in a lump sum or under a payment option.

The final Death Benefit payment is equal to:	●	The amount determined based on the Death Benefit option that you select (described below); minus
	●	Any Monthly Deductions due during the grace period (if applicable); minus
	●	Any Loan Balance; plus
	●	Any additional insurance In Force provided by Rider.

We may further adjust the amount of the Death Benefit if we contest the Policy or if you misstate the Insured's Age or gender.

Interest from Date of Death.  We will pay interest on the Death Benefit under the Policy after we receive due proof of the Insured’s death.  We will pay interest on the Death Benefits in accordance with the requirements of state law (and/or settlement agreements) from the date of death to the date of payment.  The annual interest rate will be at least 1%.

Death Benefit Options. The Policy offers three Death Benefit options - the Level Option, the Increasing Option and the Graded Option. You must select one of the three Death Benefit options we offer on your application. This is an important decision.  The amount of the Death Benefit is determined at the end of the Valuation Period in which the Insured dies. If you do not choose a Death Benefit option in your application, the Level Death Benefit option will automatically be in effect. No matter which Death Benefit option you choose, we guarantee that, as long as the Policy does not Lapse, the Death Benefit will never be less than the Face Amount on the date of the Insured’s death adjusted as shown above.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes. The Death Benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or Rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the Death Benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively) to any Monthly Deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the Policy Value or from any Death Benefits payable. Prospective adjustments will be reflected in the Monthly Deductions.

Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test (“GPT”) or a Cash Value Accumulation Test (“CVAT”). You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.

The GPT has two components, a Premium limit component and a corridor component. The Premium limit restricts the amount of Premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by Age of the Insured) of the Policy Value. The CVAT does not have a Premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage (varying based on the Age, gender and underwriting class of risk of the Insured) of the Policy Value, adjusted for certain Riders.

The corridor under the CVAT is different from the corridor under the GPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no Riders, as your Policy Value increases your Death Benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more Premiums to be contributed to a policy, but may require the policy to have a higher Death Benefit, which may increase certain charges.

Level Option

Under the Guideline Premium Test

The Death Benefit equals the greatest of:	1.	The Face Amount; or
	2.	A specified percentage called the “Death Benefit factor,” as shown in your Policy Data, multiplied by the Policy Value on the Insured’s date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under the Level Option, your Death Benefit remains level unless the Death Benefit factor multiplied by the Policy Value is greater than the Face Amount; the Death Benefit will then vary as the Policy Value varies.

The Death Benefit factor is the minimum multiple of Policy Value we must pay as the Death Benefit under federal tax requirements. The Death Benefit factor is shown in the Policy Data for the Insured's Age as of his or her death. The following table indicates the Death Benefit factors for the GPT for different Ages:

Age	Death Benefit F actors
40 and under	2.50
41 to 45	2.50 minus 0.07 for each Age over Age 40
46 to 50	2.15 minus 0.06 for each Age over Age 45
51 to 55	1.85 minus 0.07 for each Age over Age 50
56 to 60	1.50 minus 0.04 for each Age over Age 55
61 to 65	1.30 minus 0.02 for each Age over Age 60
66 to 70	1.20 minus 0.01 for each Age over Age 65
71 to 75	1.15 minus 0.02 for each Age over Age 70
76 to 90	1.05
91 to 95	1.05 minus 0.01 for each Age over Age 90
96 to 99	1.00
100 and older	1.01

If the federal tax code requires us to determine the Death Benefit (“Death Benefit”) by reference to these Death Benefit factors, then the Policy is described as “in the corridor.” An increase in the Policy Value will increase our risk, and we will increase the cost of insurance we deduct from the Policy Value.

Example 1 . Level Option Guideline Premium Test Example. Assume that the Insured's Age is under 40 and that there is no Loan Balance. Under the Level Option, a policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 2.50 times the Policy Value, any time the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. (The figure $40,000 is derived by solving for Policy Value in the following calculation: $100,000 = 2.50 times the Policy Value.) Each additional dollar added to the Policy Value above $40,000 will increase the Death Benefit by $2.50.

Similarly, for this Policy, as long as the Policy Value exceeds $40,000, each dollar taken out of the Policy Value will reduce the Death Benefit by $2.50. If at any time the Policy Value multiplied by the Death Benefit factor is less than the Face Amount, then the Death Benefit will equal the Face Amount of the Policy.

Under the Cash Value Accumulation Test

Death Benefit equals the greatest of:	1.	The Face Amount; or
	2.
A specified multiple called the “Death Benefit factor,” as shown in your Policy Data, multiplied by the difference between the Policy Value on the date of the Insured’s death and any applicable net single premium (“Net Single Premium”) for Riders that are Q ualified A dditional B enefits as shown in your Policy Data. (Note: Qualified A dditional B enefits are specific benefits defined as such in Section 7702 of the Internal Revenue Code.); or

	3.	The amount required for the policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under the Level Option, your Death Benefit remains level unless the Death Benefit factor calculation above is greater than the Face Amount; then, the Death Benefit will vary as the Policy Value varies.

The Death Benefit factor and the Net Single Premium for Riders under CVAT are calculated as specified under Section 7702. They are based on the Insured’s gender, underwriting class of risk, Face Amount band, and Age at the beginning of each Policy Year.

Example 2.   Level Option Cash Value Accumulation Test Example. Assume that a Policy has no Loan Balance. Also assume that the Policy has a Face Amount of $100,000, an Additional Insured Rider with a Face Amount of $50,000 has been added to the Policy, the Death Benefit factor is 2.97, and the Net Single Premium for the Rider is $14,850. Under the Level Option, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit for the Policy, not including the Additional Insured Rider, must be equal to or be greater than 2.97 times the difference of the Policy Value and the Net Single Premium for Riders, any time the Policy Value exceeds $48,520, the Death Benefit of the Base Policy will exceed the $100,000 Face Amount. The figure of $48,520 is derived by solving for Policy Value in the calculation $100,000 = 2.97 multiplied by (Policy Value minus $14,850): 2.97 multiplied by ($48,520 – $14,850) = $100,000. Each additional dollar added to the Policy Value above $48,520 will increase the Death Benefit of the policy by $2.97.

Similarly, for this Policy, as long as the Policy Value exceeds $48,520, each dollar taken out of the Policy Value will reduce the Death Benefit of the Policy, not including the Additional Insured Rider, by $2.97. If at any time the difference between the Policy Value and the Net Single Premium for Riders multiplied by the Death Benefit factor is less than the Face Amount, the Death Benefit of the Policy, not including the Additional Insured Rider, will equal the Face Amount of the Policy.

Increasing Option

Under the Guideline Premium Test

The Death Benefit equals the greatest of:	1.	The Face Amount; plus the Policy Value on the Insured’s date of death; or
	2.	The Death Benefit factor, as shown in your Policy Data, multiplied by the Policy Value on the Insured’s date of death; or
	3.	The amount required for the policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under the Increasing Option, the Death Benefit always varies as the Policy Value varies.

Example 3 . Increasing Option Guideline Premium Test Example. Assume that the Insured's Age is under 40 and that there is no Loan Balance. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus Policy Value. Thus, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 2.50 times the Policy Value. As a result, if the Policy Value exceeds $66,667, then the Death Benefit will be greater than the Face Amount plus Policy Value. The figure of $66,667 is derived by solving for Policy Value in the calculation 2.50 multiplied by Policy Value = $100,000 plus Policy Value: 2.50 multiplied by $66,667 = $100,000 plus $66,667.  Each additional dollar of Policy Value above $66,667 will increase the Death Benefit by $2.50.

Similarly, for this Policy, any time the Policy Value exceeds $66,667, each dollar taken out of the Policy Value will reduce the Death Benefit by $2.50. If at any time, the Policy Value multiplied by the Death Benefit factor is less than the Face Amount plus the Policy Value, then the Death Benefit will be the Face Amount plus the Policy Value.

Under the Cash Value Accumulation Test

The Death Benefit equals the greatest of:	1.	The Face Amount; plus the Policy Value on the Insured’s date of death; or
	2.
A specified multiple called the “Death Benefit factor,” as shown in your Policy Data, multiplied by the difference between the Policy Value on the date of the Insured’s death and any applicable Net Single Premium for Riders that are Q ualified A dditional B enefits as shown in your Policy Data; or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under the Increasing Option, the Death Benefit always varies as the Policy Value varies.

Example 4 . Increasing Option Cash Value Accumulation Test Example. Assume that the Insured's Age is 40 and that there is no Loan Balance. Also assume that a Policy has a Face Amount of $100,000, an Additional Insured Rider with a Face Amount of $50,000 has been added to the Policy, the Death Benefit factor is 2.97, and the net single premium for the Rider is $14,850. Under the Increasing Option, a Policy with a Face Amount of $100,000 will generally pay a Death Benefit of $100,000 plus Policy Value. Thus, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000). The Death Benefit for the Base Policy, however, must be at least 2.97 times the difference of the Policy Value and the Net Single Premium for Riders. As a result, if the Policy Value exceeds $73,149, then the Death Benefit for the Base Policy will be greater than the Face Amount plus Policy Value. The figure of $73,149 is derived by solving for Policy Value in the calculation 2.97 multiplied by (Policy Value minus the net single premium for the Rider) = Face Amount plus Policy Value: 2.97 multiplied by ($73,149 - $14,850) = $100,000 plus $73,149.  Each additional dollar of Policy Value above $73,149 will increase the Death Benefit of the Base Policy by $2.97.

Similarly, for this Policy, any time the Policy Value exceeds $73,149, each dollar taken out of the Policy Value will reduce the Death Benefit of the Base Policy by $2.97. If at any time, the difference between Policy Value and the net single premium for Riders multiplied by the Death Benefit factor is less than the Face Amount plus the Policy Value, then the Death Benefit for the Base Policy will be the Face Amount plus the Policy Value.

Graded Option

The Death Benefit equals the greatest of:	1.	The Level Death Benefit option under either GPT or CVAT; or
	2.	The Face Amount, multiplied by the applicable grading factor below, where the grading factor, by Age, is equal to:
Insured’s Age Grading Factor
		0 to 70 71 to 94 95+	1.00 0 .04 x (95-Insured’s Age) zero
plus the Policy Value on the date of the Insured’s death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under the Graded Option, the Death Benefit varies with the Policy Value and the Insured's Age. Because the Death Benefit under the Graded Option is at least as large as that under the Level Option, the Code Section 7702 life insurance qualification compliance test used in calculating the Level Death Benefit option will be taken into account in the Graded Death Benefit option.

Graded Option–Three Examples.

1.
Assume that the Insured is Age 75 and that there is no Loan Balance. Under the Graded Option, a Policy with a Face Amount of $100,000 and with a Policy Value of $22,000 will have a Death Benefit of $102,000 ($100,000 x (0.04 x (95-75)) + $22,000).

2.
Assume that the Insured is Age 75 and that there is no Loan Balance. Under the Graded Option, a Policy with a Face Amount of $100,000 and with a Policy Value of $9,000 will have a Death Benefit equal to the Face Amount of $100,000, since the calculation of $100,000 x (0.04 x (95-75)) plus $9,000 is less than the Face Amount.

3.
Assume that the Insured is under Age 71 and that there is no Loan Balance. Under the Graded Option, a Policy with a Face Amount of $100,000 and with a Policy Value of $10,000 will have a Death Benefit of $110,000, because through Age 70 the Graded Death Benefit option factor is 1.0. Until the Insured attains Age 71, the Graded Option Death Benefit is the same as the Increasing Option Death Benefit.

You may find the Level Option more appropriate for you if your goal is to increase your Policy Value through positive investment experience of the Subaccounts.  You may find the Increasing Option more appropriate if your goal is to increase your total Death Benefit.  You may find the Graded Option more appropriate if your goal is to increase your total Death Benefit before you reach Age 70, and to increase your Policy Value through positive investment experience of the Subaccounts thereafter.

Changing the Death Benefit Option.  After the third Policy Year and before the Insured's Age 95, you may change your Death Benefit option once each Policy Year.  Changing the Death Benefit option may affect the Face Amount. We will notify you of the new Face Amount.

Changes to the Death Benefit Option are subject to the following conditions:

•
You must send your Written Request, in Good Order, to our Mailing Address or fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.  Please see "Telephone and Fax Privileges.")

•	The effective date of the change will be the Monthly Policy Date on or following the date when we receive your request for a change.

•	You may not make a change that would decrease the Face Amount below the minimum Face Amount shown in your Policy Data.

•	You may not change the Death Benefit option after the Insured's Age 95.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy’s Death Benefit option.

Any changes in the Face Amount due to changes of the Death Benefit option will impact the determination of all Income Protection Option benefits after the death of the Insured and will change the Long Term Care Rider Face Amount.

Death Benefit After Age 121.  If the Policy is still In Force after the Insured's Age 121, the Policy will continue and the Death Benefit payable will continue to be calculated in accordance with the Death Benefit option and the life insurance compliance test then in effect.  Please Note:  Continuing a Policy beyond the Insured’s Attained Age 99 may have tax consequences.  You should contact a tax advisor if you intend to keep the Policy In Force beyond the Insured’s Attained Age 99.  Please see the “Federal Income Tax Considerations” section of this prospectus.

Death Benefit with Long Term Care Rider.  Policies with a Long Term Care Rider are endorsed to provide a residual/minimum life insurance Death Benefit equal to the lesser of (a) 10% of the lowest Face Amount of the Base Policy from inception, less any outstanding policy loans; or (b) $10,000.

Upon the Insured’s death, the Beneficiary will receive the greater of: (1) the Policy’s current Death Benefit at time of death less any Loan Balance, reduced by the sum of Long Term Care Rider benefit payments; or (2) the residual Death Benefit.  Note:  At the commencement of the Long Term Care Rider benefits (i.e., when the first claim payment is disbursed), we will change the Policy Death Benefit to Level if it is not already Level.  When the Long Term Care Rider benefits stop, the Death Benefit option will not automatically be restored to the original Death Benefit option, but the policyowner may request a change at that time in accordance with the Base Policy provisions.

Effect of Cash Withdrawals on the Death Benefit.  If the Level Death Benefit option is in effect, or if the Graded Option is in effect and the Insured's Age is 71 or greater, a cash withdrawal will reduce the Face Amount of the Policy by an amount equal to the amount of the cash withdrawal. Regardless of the Death Benefit option in effect, a cash withdrawal will reduce the Death Benefit by at least the amount of the withdrawal.

Increasing/Decreasing the Face Amount

You may apply to increase the Face Amount at any time or decrease at any time after the third Policy Year. The maximum Face Amount increase is subject to reinsurance requirements and underwriting requirements as a newly issued Policy, and subject to any requirement for additional evidence of insurability at the time of increase in Face Amount. No more than one change in the Face Amount can occur each Policy Year.  An increase or decrease in the Face Amount may affect your cost of insurance charge, monthly per unit charge, your GPT Premium limitation, your Minimum Monthly No Lapse Premium, and may affect your ability to maintain the No Lapse Guarantee. A change in Face Amount may affect the Policy’s qualification tests as life insurance under Internal Revenue Code 7702 and could cause the Policy to become a Modified Endowment Contract under Internal Revenue Code 7702a and may have adverse federal tax consequences.

In addition, an increase or decrease in Face Amount may move the Policy into a different Face Amount band so that your overall cost of insurance rate may change. An increase in Face Amount will be treated as an additional layer of coverage with its own monthly expense charge, surrender charges and Surrender Charge Period. If you increase your Face Amount, you will receive notification of your new Minimum Monthly No Lapse Premium and Surrender Charge schedule. Increases are not allowed if your Policy includes the Long Term Care Rider.

Any decrease will reduce your Face Amount in the additional layer of coverage created:

1.	F irst, by the most recent increase;
2.	F ollowed by the next most recent increases successively; and
3.	F ollowed by the amount specified in the original application.

You should consult a tax advisor before increasing or decreasing your Policy’s Face Amount.

Conditions for and Policy impact of decreasing the face amount:	●	There is a minimum Face Amount decrease of $25,000.
	●	You must send your Written Request, in Good Order, to our Mailing Address or fax it to us at 1-727-299-1620.
	●	Decreases are only allowed after the third Policy Year.
	●	You may not increase and decrease your Face Amount in the same Policy Year.
	●	You may not decrease your Face Amount lower than the minimum Face Amount of $100,000.
	●	You may not decrease your Face Amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	●	Until the later of the end of the Surrender Charge Period or the Policy Anniversary at the Insured's Age 65 we may limit the amount of decrease to no more than 20% of the Face Amount.
	●	A decrease in Face Amount will take effect on the Monthly Policy Date on or next following the day we receive your Written Request, in Good Order, at our Mailing Address.

●
If a decrease to your Policy’s Face Amount causes your Face Amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in Face Amount.

	●	A decrease in Face Amount will cause a new Minimum Monthly No Lapse Premium to be calculated. The new Minimum Monthly No Lapse Premium is effective on the date of decrease.
	●	A decrease in Face Amount will result in an adjustment to the Long Term Care Rider Face Amount and to the Income Protection Option benefits.
Conditions for and Policy impact of increasing the Face Amount:	●	We will accept requests for increases in Face Amount on any Monthly Policy Date (after the first Policy Year) before the Policy Anniversary at the Insured's Age 86.
	●	Your request, in Good Order, must be applied for through a supplemental application and include evidence of insurability satisfactory to us.
	●	A requested increase in Face Amount requires our approval and will take effect on the Monthly Policy Date on or after the day we approve your request.
	●	We may require your requested increase in Face Amount to be at least $100,000.
	●	You may not decrease and increase your Face Amount in the same Policy Year.
●
If an increase to your Policy’s Face Amount causes your Face Amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in Face Amount.

●
An increase in Face Amount will cause a new Minimum Monthly No Lapse Premium to be calculated. The new Minimum Monthly No Lapse Premium is effective on the date of increase if the Policy is still in the No Lapse Period.

	●	Each increase in Face Amount will have its own Surrender Charge that applies for the Insured's Age after the date of each increase. This charge may significantly reduce your Cash Surrender Value.
	●	Increases are not allowed if your Policy includes the Long Term Care Rider.

Payment Options.  There are several ways to receive proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a Written Request to surrender your Policy for its Cash Surrender Value as calculated at the end of the Valuation Date on which we receive your request, in Good Order, at our Mailing Address. We may require an original signature in such Written Request. You may also fax your request to our Administrative Office at 1-727-299-1620. Written Requests to surrender a Policy that are received at our Mailing Address (or faxed to our Administrative Office) before the NYSE closes are priced using the Subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive the Written Request at our Mailing Address or a fax request at our Administrative Office after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the surrender request using the Subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in Good Order to avoid a delay in processing your request.

The Insured must be alive, and the Policy must be In Force when you make your Written Request. A surrender is effective as of the date when we receive your Written Request, in Good Order, at our Mailing Address. You will incur a Surrender Charge if you surrender the Policy as described in the section entitled "Surrender Charges" in this prospectus based on the Insured's Age (or any additional layer of charges for an increase in Face Amount).

 Once you surrender your Policy, all coverage and other benefits under it cease and cannot be Reinstated. We will normally pay you the Cash Surrender Value in a lump sum (by check) within seven days or under a settlement option.  A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled “Federal Income Tax Considerations” in this prospectus.

Cash Withdrawals

You may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in Good Order to avoid a delay in processing your request.)

Cash withdrawal conditions:	●
You must send your written cash withdrawal request with an original signature, in Good Order, to our Mailing Address. If your withdrawal request is less than $500,000, then you may fax it to us at 1-727-299-1620.

	●	The amount of a withdrawal may be limited to a minimum of $500 and may not exceed the Cash Surrender Value, less $500.
	●	You may not take a cash withdrawal if it will reduce the Face Amount below the minimum Face Amount of $100,000.
●
If a withdrawal changes the Face Amount of the Policy, the new Face Amount will be the basis for the final determination of all Income Protection Option benefits upon the death of the Insured and will result in an adjustment to the Long Term Care Rider Face Amount.

●
You may specify the Subaccount(s) and the Basic Interest Account from which to make the withdrawal. If you do not specify an Account Option(s), we will take the withdrawal from each Account Option in accordance with your current Premium allocation instructions.  If this is not possible, the withdrawal amount will be withdrawn pro-rata from all Account Options.

	●	We generally will pay a cash withdrawal request within seven days following the Valuation Date we receive the request, in Good Order, at our Mailing Address.
	●	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	●	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	●	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the Policy Value by the amount of the cash withdrawal, and will reduce the Death Benefit by at least the amount of the cash withdrawal. A cash withdrawal will reduce the Face Amount by an amount equal to the amount of the cash withdrawal if you choose the Level Death Benefit option. If you choose the Graded Option, the Face Amount is reduced by an amount equal to the amount of the cash withdrawal if the Insured is Age 71 or greater.  However, no withdrawal will be allowed if the resulting Face Amount of the Policy would be less than the $100,000 minimum Face Amount. This decrease in Face Amount may cause your Policy to be in a lower Face Amount band, so that your cost of insurance rates would be higher. You also may have to pay higher Minimum Monthly No Lapse Premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service. You can obtain further information about these charges by contacting us at our Administrative Office.

Canceling a Policy

You may cancel the Policy for a refund during the Free Look Period by returning it, with a Written Request to cancel the Policy, to our Mailing Address.  You may also fax your request to our Administrative Office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, please be sure to use the correct fax number.)  The Free Look Period generally expires 10 days after you receive the Policy (replacement coverage has a 60 day Free Look Period).   If you decide to cancel the Policy during the Free Look Period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in Good Order, the Written Request and returned Policy at our Mailing Address (or a fax request and page 3 of the Policy are received in Good Order at our Administrative Office). Note : Canceling a Policy after a 1035 Exchange could have tax consequences as any gain from the old Policy will generally be recognized.

The amount of the return will be the total of all Premiums you paid under the Policy. (See “Policy Features-Premiums-Allocating Premiums-Reallocation Account.”)

Long Term Care Rider.                                           If you elected the Long Term Care Rider under your Policy, your Long Term Care Rider has a 30-day Free Look Period.  If you wish to cancel the rider without canceling the Policy, you must return the Policy and this Rider to us so that we can send back your Policy without the Rider.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a Written Request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

●	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
●	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's policy.
●
Any disbursement request when Transamerica Financial has been directed to send proceeds to a different address from the address of record for that owner's account.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any financial transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks.
•	Savings banks and savings and loan associations.
•	Securities brokers and dealers.
•	Credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

After your Policy’s Free Look Period (as long as the Policy is In Force) you may borrow money from the Policy using the Policy’s Cash Surrender Value as the only security for the loan.  A loan that is taken from and secured by a policy may have tax consequences. See “Federal Income Tax Considerations.”

Policy loans are subject to certain conditions:	●	We may require you to borrow at least $500.
	●	The maximum amount you may borrow is 90% of the Cash Surrender Value, minus loan interest that will accrue before the next Policy Anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the Subaccounts and the Basic Interest Account based on your current Premium allocation instructions (unless you specify otherwise). We will Transfer that amount to the Loan Reserve.  The Loan Reserve is part of the General Account.

We normally pay the amount of the loan within seven days after we receive a loan request, in Good Order, at our Mailing Address or, in limited circumstances described below, by telephone or fax at our Administrative Office.  We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our Administrative Office at 1-800-322-7353, Monday – Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our Mailing Address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in Good Order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-800-299-1620. (If you send your request by fax, be sure to use the correct fax number).   If the loan amount you request exceeds $500,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee.  We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your facsimile transmittal.

You can repay a loan at any time while the Policy is In Force. Loan repayments must be sent to our Mailing Address and will be credited as of the date received. For each payment made, you must specify that your payment is a loan payment or we will assume that it is a Premium payment.  For each payment made before the Insured's Age 121, you must specify the Account Option(s) to which the loan repayment will be applied.  If you do not specify the Account Option(s), the loan repayment will be applied in accordance with your most recent Premium allocation instructions.

At each Policy Anniversary, we will compare the Loan Balance to the amount in the Loan Reserve. At each such time, if the Loan Balance exceeds the amount in the Loan Reserve, we will withdraw the difference from the Subaccounts and the Basic Interest Account and transfer it to the Loan Reserve, in the same manner as when a loan is made. If the amount in the Loan Reserve exceeds the amount of the Loan Balance, we will withdraw the difference from the Loan Reserve and transfer it to the Account Options in the same manner as current Premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the Transfer charge. We reserve the right to require a transfer to the Basic Interest Account if the loans were originally transferred from the Basic Interest Account.

Loan Interest Spread.  The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your Loan Reserve (an effective annual rate of 2.0% guaranteed).  We may apply different loan interest rates to different portions of the Loan Balance.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). After the 10th Policy Year, we will apply preferred loan charged rates on an amount equal to the Policy Value minus total Premiums paid (less any cash withdrawals) and minus any Loan Balance. The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%. On and after the Insured's Age 121, all loans, new and existing, are considered preferred loans.

Effect of Policy Loans.  A Policy loan reduces the Death Benefit and Cash Surrender Value by the amount of any Loan Balance. Repaying the loan causes the Death Benefit and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the Loan Reserve equal to the amount of the Loan Balance as of the last Policy Anniversary plus any accrued interest. This amount is not affected by the Separate Account’s investment performance and may not be credited with the interest rates accruing on the portion of Policy Value in the Basic Interest Account. Amounts Transferred from the Separate Account to the Loan Reserve will reduce the value in the Separate Account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the Separate Account.

At the death of the Insured, any Loan Balance is subtracted from the Death Benefit before recalculating the Income Protection Option lump sum(s) and monthly benefit.

If you elect the Long Term Care Rider, before we make a payment, we will first apply any benefit amount to any unpaid Monthly Deductions, and then to any interest due on any Policy loans to the extent such interest due exceeds the Policy’s Cash Surrender Value. If there are Policy loans at the time the Long Term Care Rider maximum amount is reached, you must pay the interest due on any Policy loan as it becomes due, otherwise the Policy may terminate.

We also currently charge interest on Policy loans at an effective annual rate of 2.75%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the interest and/or the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to Lapse if projected earnings, taking into account Loan Balances, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your Cash Surrender Value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may Lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily Lapse (terminate without value) if you fail to make a Planned Periodic Payment. However, even if you make all your Planned Periodic Payments, there is a possibility that your Policy will lose value and Lapse. The Policy provides a No Lapse Guarantee as described below. Once the No Lapse Period ends, or if the No Lapse Guarantee is not in effect, your Policy may Lapse if the Cash Surrender Value on any Monthly Policy Date is less than the Monthly Deductions due on that day (prior to the Insured's Age 121; beginning at the Insured's Age 121, your Policy may Lapse if the Cash Surrender Value reaches zero because of loan interest that is due and payable).  Lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the Cash Surrender Value, or if you have not paid sufficient Premiums (as discussed below) to offset the cost of Monthly Deductions.

If the Cash Surrender Value is not enough to pay the Monthly Deductions, then we will mail a notice to your last known address (according to our records) and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a Lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the Death Benefit if an Insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value. If there is any Cash Surrender Value remaining, we will refund it to you at the end of the grace period.

Note: If you have a Long Term Care Rider, the grace period for the Rider is 65 days. If any amount due is not paid within 30 days from the date that it was due, we will send a notice to you, the Insured and the third party person or persons designated by you to receive such notice at the addresses provided to us. Notice will be given by first class United States mail, postage prepaid. You will have an additional 35 days to pay the amounts due after we have mailed the notice. During the grace period the Rider will stay in effect.

Your Policy is a flexible Premium policy that is subject to certain Monthly Deductions that are dependent upon, among other factors, the characteristics of the Insured(s), Riders associated with your Policy, and your Policy’s Face Amount.  If your Policy does Lapse and you choose to Reinstate it, you will be required to make additional payments.  The payments needed to Reinstate the Policy will depend on whether the No Lapse Ending Date has passed.  Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to Reinstate your Policy.

No Lapse Guarantee.  As noted above, the Policy provides a No Lapse Guarantee during the No Lapse Period. As long as you keep the No Lapse Guarantee in effect, your Policy will not Lapse and no grace period will begin. Even if your Cash Surrender Value is not enough to pay your Monthly Deductions, the Policy will not Lapse as long as the No Lapse Guarantee is in effect. The No Lapse Guarantee will not extend beyond the No Lapse Ending Date stated in your Policy Data.  Each month we determine whether the No Lapse Guarantee is still in effect. If the No Lapse Guarantee is not in effect and the Policy is still In Force, the No Lapse Guarantee can be restored by paying, at any time before the Lapse date, Minimum Monthly No Lapse Premiums sufficient to cover the period from the Policy Date up to and including the current month.

No Lapse Ending date:	●	For a Policy issued to any Insured Ages 0-60, the No Lapse Ending Date is determined by either the number of years to Insured's Age 65 or the 20th Policy Anniversary, whichever is earlier.
	●	For a Policy issued to an Insured Ages 61-85, the No Lapse Ending Date is the 5th Policy Anniversary.
	●	The No Lapse Ending Date is specified in your Policy Data.

Keeping the No Lapse Guarantee in effect:	●	The No Lapse Guarantee will not be effective if you do not pay sufficient Minimum Monthly No Lapse Premiums.
●
You must pay total Premiums (minus cash withdrawals and any Loan Balance) that equal at least the sum of the Minimum Monthly No Lapse Premiums in effect for each month from the Policy Date up to and including the current month.

Effect of changes on Minimum Monthly No Lapse Premium:	●
We will recalculate the amount of the Minimum Monthly No Lapse Premium if, while the No Lapse Guarantee is in effect, you change Death Benefit options, increase or decrease the Face Amount, or if supplemental benefits (Riders) are added, terminated, reduced or increased.

•
Depending upon the change made to the Policy or Rider and the resulting impact on the level of the Minimum Monthly No Lapse Premium, you may need to pay additional Premiums to keep the Policy In Force and/or to keep the No Lapse Guarantee in effect . We normally will not extend the length of the No Lapse Guarantee.

You will lessen the risk of Policy Lapse if you keep the No Lapse Guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the Face Amount, or add, increase or decrease a Rider, you should consider carefully the effect it will have on the No Lapse Guarantee.

If you have a Long Term Care Rider, while the Rider benefits are being paid, the Policy will not Lapse due to the Policy’s Cash Surrender Value not being sufficient to pay the Monthly Deduction due.

Note:  In case of Lapse and Reinstatement, the No Lapse Period will not be extended by the number of months that the Policy was Lapsed.

See “Minimum Monthly No Lapse Premium” above for a discussion of how the Minimum Monthly No Lapse Premium is calculated and can change.

Reinstatement

We may Reinstate a lapsed Policy within three years after the Lapse. You may not Reinstate the Policy if it has been surrendered for its Cash Surrender Value.  Any Reinstatement must be made during the lifetime of the Insured.  Before we Reinstate the Policy, we will require all of the following:

•
Submit a written application for Reinstatement to our Mailing Address or fax your request to our Administrative Office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Submit the Insured’s written consent to Reinstatement.
•	Evidence of insurability satisfactory to us that the Insured continues to qualify for the same class of risk and any substandard rating upon which we based the issuance of the Policy.
•	Payment of the following:
a.
Prior to the No Lapse Ending date, the lesser of: (i) the total Minimum Monthly No Lapse Premiums from the Policy Date through the Policy Month of Lapse; plus two Policy Months of Minimum Monthly No Lapse Premiums; minus any Premiums already paid net of any withdrawals and Loan Balance; or (ii) an amount sufficient to provide a Net Premium equal to any Monthly Deductions due at the time of Termination; plus two Monthly Deductions due in advance at the time of Reinstatement; plus an amount sufficient to increase the Policy Value above the Surrender Charge in effect at the time of Lapse.

b.
After the No Lapse Ending Date: an amount sufficient to provide a Net Premium equal to any Monthly Deductions due at the time of Termination; plus two Monthly Deductions due in advance at the time of Reinstatement; plus an amount sufficient to increase the Policy Value above the Surrender Charge in effect at the time of Lapse.

The date of Reinstatement will be the Monthly Policy Date on or following the date the application for Reinstatement is approved by us, so long as the Insured is still living. If all the conditions for Reinstatement are satisfied, the Policy will be placed In Force again on the following basis:

●	The Surrender Charge applicable at Reinstatement will be equal to what it was at Lapse, and the Surrender Charge Period will be extended by the length of time between Lapse and Reinstatement.
•	The cost of insurance rates will be based on the Insured's Age at Reinstatement, determined as of the last Policy Anniversary.
•	The duration of the Monthly Expense Charge per thousand will be extended by the length of time between Lapse and Reinstatement.
•	Any Loan Balance as of the date of Termination will not be Reinstated.
•	Amounts paid at the time of Reinstatement will be applied as new Premiums in accordance with your most recent Premium allocation instructions.
•
The No Lapse Guarantee will be available if the Policy is Reinstated before the No Lapse Ending Date.  The No Lapse Ending Date will not be extended by the length of time between Lapse and Reinstatement.

•	Any Riders may be Reinstated subject to their terms.

The Policy Value of the Loan Reserve on the Reinstatement date will be zero. The Policy Value of the Reinstated Policy will be equal to the Policy Value at the time of Lapse; minus any Loan Balance as of that date; plus the Net Premium you pay at Reinstatement; minus any Monthly Deductions due at the time of Lapse; minus one Monthly Deduction as of the date of Reinstatement.

Reinstatement of LTC Rider: If the P olicy Lapses and is Reinstated, the LTC Rider may be Reinstated with evidence of insurability as described in the Policy. However, if the Rider Lapses when the Insured is chronically ill and the owner is also the Insured under the Rider, we will Reinstate the Rider along with the Policy, subject to all the conditions for Reinstatement described in the Policy and any endorsements to the Policy, except that evidence of insurability will not be required if:

1. We receive a Written Request for Reinstatement within 180 days after the date of Lapse; and

2. In lieu of evidence of the Insured’s insurability, we receive a licensed health care practitioner's written certification that the Insured was diagnosed, using generally accepted medical diagnostic methods and tests, as being a chronically ill  individual at the time the Rider Lapsed.

If the Policy and LTC Rider are being Reinstated under the unintentional Lapse provision, the supplemental application will not need to be submitted. Any claim incurred during the 180-day period will be considered for benefits subject to all other Rider provisions.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A policy must satisfy certain requirements set forth in the Internal Revenue Code (the “Code”) in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

 In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the Separate Account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the policies, such as your flexibility to allocate Premiums and Policy Values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over Separate Account assets.

 In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the Separate Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the Policy Value to the Death Benefit. As life insurance policies, the Death Benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after Age 99 in the manner provided should be sufficient to maintain the excludability of the Death Benefit after Age 99. Lack of specific IRS guidance, however, makes the tax treatment of the Death Benefit after Age 99 uncertain. Also, any increase in Policy Value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary’s circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy (e.g., by assignment), the tax consequences depend on whether the policy is classified as a MEC. Moreover, if a loan from a policy that is not a MEC is outstanding when the policy is surrendered or Lapses, the amount of outstanding Indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of Premiums paid during the first seven Policy Years or in the seven Policy Years following certain changes in the policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a policy to become a MEC.  Due to the Policy’s flexibility, each Policy’s circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the Initial Premium we receive and we will not apply the Premium . If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund , within 60 days, the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

●
All distributions other than Death Benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner’s investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total Premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

●
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in Policy Value secured by such loan or pledge are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in Policy Value during the assignment may be treated as distributions and considered taxable.

●
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you are natural age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

●
If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a policy that are made within two years before the policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as Indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or Lapses, the amount of the outstanding Indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy Years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the Premium payments you made reduced by withdrawals or distributions from the Policy that are tax-free .

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of Death Benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive Death Benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Endorsement. We believe that the benefit payment we make under this Rider should be fully excludible from the gross income of the Beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this Rider to your Policy, or requesting a benefit payment.

Long Term Care Rider.  We believe that the benefit amounts received from the LTC Rider are considered tax-free up to the greater of (1) the per diem amount based on the Health Insurance Portability and Accountability Act (“HIPAA”) per diem limits, subject to change annually (Note: Please refer to your LTC Rider for a description of the HIPAA per diem limits); or (2) the actual amount of qualified long term care expenses paid by the Insured.  The policyowner may elect a reduced monthly benefit amount based on the per diem limits. The charges for this rider may be distributions for income tax purposes. If you have any questions regarding the tax implications of this rider, please consult with your tax advisor.   (Note: If there is more than one Policy on the Insured, all LTC benefit payments must be aggregated to determine any tax liability.)

Continuation of Policy Beyond Age 99. The tax consequences of continuing the Policy beyond the Insured's Age 99 are unclear and may include taxation of the gain in the Policy or the taxation of the Death Benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy In Force beyond the Insured's Age 99.

Other Tax Considerations. The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.  Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Please Note:

•
Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. FATCA imposed additional reporting and documentation requirements where non- U.S. entities (including foreign corporations, partnerships, and trusts) purchase policies to identify U.S. persons who are beneficial owners of the policies. Additional withholding of U.S. tax may be imposed if such documentation is not provided. In furtherance of FATCA implementation, the U.S. has entered into Inter-Government Agreements (“IGA’s”) with various foreign governments that require an exchange of information between U.S. financial institutions, including Transamerica Financial and the foreign governments regarding purchases of life insurance and annuities by their respective citizens.  Prospective purchasers are advised to consult with a qualified U.S. tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGTRRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012. The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

During the Insured’s lifetime, you may request that we pay the Death Benefit under one of the following settlement options.  We will also use any other method of payment that is agreeable to you and us.  After the Insured’s death, a Beneficiary may elect to receive such Beneficiary’s share of the Death Benefit under a settlement option.  However, you may provide that the Beneficiary will not be permitted to change the settlement option you have selected.  If a settlement option is requested, we will prepare an agreement to be signed which will state the terms and conditions under which the payments will be made.  This agreement will include a statement regarding the withdrawal value, if any, and to whom any remaining proceeds will be paid following the death of the person receiving the payments.

The following settlement options are available:

•
Annuity - We will use the benefit as a single premium to buy an annuity.  The annuity may be payable to one or two payees.  It may be payable for a guaranteed period, or for life with or without a guaranteed period as long as we agree to it.  The annuity payment will not be less than what our newly issued immediate annuity contracts with the same features are then paying.

•
Benefit Deposited with Interest - We will hold the benefit on deposit with us and it will earn interest.  Such interest will be at a rate declared by us from time to time, but not less than an annual interest rate of 1%, and may differ from the rate we pay under other options.  We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested.  The payee may withdraw part or all of the benefit and earned interest at any time.

This settlement option is not a bank account, and amounts held on deposit are not insured by the FDIC.  As part of our general account, amounts held on deposit under this settlement option are subject to claims of our creditors.  We may make a profit on all amounts held on deposit under this settlement option.

Note:  The Income Protection Option is also a settlement option available to you.  Please see the section entitled “Income Protection Option” for information regarding this option.

Conditions.  Settlements of less than $10,000 will be paid in a lump sum by check and may not be applied under any settlement option.  We may change the payment frequency if payments under an option become less than $100.

A corporation may receive payments under a life income option only if the payments are based on the life of the surviving spouse or child of the Insured.

To the extent permitted by law:

1.	No payment of the Death Benefit or interest we make will be subject to the claims of any creditor; and
2.	If you provide that the option selected cannot be changed after the Insured’s death, the payments will not be subject to the debts or contracts of the person receiving the payments.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, Death Benefit, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death (in Good Order) at our Mailing Address. However, we can postpone such payments if any of the following occurs:

●	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.
●	The SEC permits, by an order, the postponement for the protection of policyowners.
●	The SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.
•	When mandated under applicable law.

In addition, pursuant to SEC rules, if the Transamerica Aegon Money Market VP Fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, then we will delay payment of any Transfer, cash withdrawal, surrender, loan, or Death Benefit from the Transamerica Aegon Money Market VP Subaccount until the Fund is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, Death Benefit, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of Transfers, cash withdrawals, Death Benefit, or surrenders from the Basic Interest Account for up to six months.

If mandated under applicable law, we may be required to reject a Premium payment and/or block a policyowner’s account and thereby refuse to pay any request for Transfers, withdrawals, surrenders, loans or Death Benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of Premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a P olicy on the life of the employee, the employer will pay the Premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any insurance proceeds in excess of the Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee’s Beneficiary would receive the balance of the proceeds.

No Transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us in Good Order at our Mailing Address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002. The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a Premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar Policy.

Policy Termination

Your Policy will terminate and all benefits under it will cease on the earliest of the following:

•	The date the Policy Lapses.
•	The date we receive (in Good Order) your Written Request to surrender or terminate; or
•	The date of the Insured’s death.
Assignment of the Policy

You may assign your Policy by filing a Written Request with us. We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date the assignment is signed by you, subject to any payments made or actions taken by us prior to our recording of the assignment.  We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it. Any Death Benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment. To terminate the assignment, we must receive, in Good Order, a release of assignment form dated and completed by the assignee.  If a corporation, we require a corporate resolution noting the authorized person(s).

Supplemental Benefits (Riders)

The following supplemental benefits (Riders) are available and may be added to your Policy. Monthly charges for these Riders are deducted from the Policy Value as part of the Monthly Deductions. The Riders available with the Policies do not build Policy Value and provide benefits that do not vary with the investment experience of the Separate Account. Adding these supplemental benefits to an existing Policy, or canceling them, may have tax consequences; you should consult a tax advisor before doing so.

Note: Our deduction of a monthly charge for any period after the date of Termination of any Rider shall not create liability for us under that Rider, nor will it constitute a waiver of the Termination of the Rider. Any monthly charge for a Rider deducted following its Termination will be retroactively refunded by crediting by the amount of the charge to the Policy Value.

The following options are available with no Monthly Deduction:

Income Protection Option

The Fixed Settlement Endorsement, also known as the Income Protection Option (“IPO”), provides a Designated Payment upon the death of the Insured in the manner stated below instead of as set forth in the Base Policy.  This option provides for the payment of all or a portion of the Policy’s Death Benefit in installments following the death of the Insured.  The amounts, frequency and duration of such installments as of the effective date of the endorsement are stated in the Policy Data.  Before the Insured’s death, You may cancel this option or make policy changes that affect the amount of the Designated Payments, but the Beneficiary(ies) may not alter the payment plan that you select.

Designated Payments.  The Designated Payment is a payment or payments based on the total Face Amount (the sum of the Face Amount In Force on the Base Policy and the Base Insured Rider) and is set forth in the Policy Data as:

1.	An initial lump sum (“initial lump sum”); and/or
2.	Monthly payments for a guaranteed period (“fixed monthly payment”); and/or
3.	A final lump sum at the end of the guaranteed period (“final lump sum”).

Payout of Designated Payments. Upon the Insured’s death, we will pay the Designated Payments as follows:

•	If the Policy’s Death Benefit is greater than the total Face Amount, the excess will be paid as a lump sum in addition to any initial lump sum payment amount.
•	If the Death Benefit is less than the total Face Amount, all Designated Payment amounts will be proportionately reduced.
•	We will pay any initial lump sum when we determine that the Policy’s Death Benefit is payable.
•
Fixed monthly payments will be paid retroactively to the date of the Insured's death at the same time as the initial lump sum. Fixed monthly payments will continue thereafter for the remainder of the guaranteed period.

•	The final lump sum will be paid at the end of the guaranteed period.

Interest Adjustment to Designated Payments. At the time of the Insured’s death, we will adjust the amount of the fixed monthly payments to reflect our then-Current Interest Rate for a fixed monthly settlement option of the same type and for the same duration as the guaranteed period if that current rate is greater than the guaranteed annual interest rate. The interest rate applicable to fixed monthly payments will thereafter remain fixed through the guaranteed period.

We will adjust the final lump sum payment to reflect our Current Interest Rate for benefits deposited with interest if that current rate is greater than the guaranteed annual interest rate. Any a djustments to reflect the Current Interest Rate will be made at the death of the Insured and during the guaranteed period, as the current rate for benefits deposited with interest may vary during that time. The interest rates used to determine the final lump sum will never be less than the guaranteed annual interest rate.

Total Face Amount. Total Face Amount means the sum of the Face Amount of the Base Policy plus the Base Insured Rider plus the amounts payable under any Riders to the Base Policy as a result of the death of the Insured, excluding Riders providing benefits for accidental death.  Total Face Amount is initially determined as of the effective date of this endorsement. Total Face Amount is recalculated as of the date of any policy change or other transaction that increases or decreases the prior total Face Amount.

If the total Face Amount is reduced as a result of an accelerated Death Benefit Rider claim payment, or due to any other change or transaction that results in a reduction of the total Face Amount upon which the Designated Payments were based, then each Designated Payment will be proportionately reduced.

Beneficiary.  Beneficiary percentages and contingencies can be designated separately for the initial lump sum, the monthly payments, and the final lump sum.  Simple designations can be submitted with your policy application; for complex designations, please contact your registered representative or our Administrative Office at 1-800-322-7353.

If a Beneficiary dies while receiving the Designated Payments, the present value of the remaining payment will be paid to that Beneficiary’s estate.  If the Beneficiary is an assignee or an estate, Designated Payments cannot be made and they will receive a single lump sum.

Termination of Endorsement.  The endorsement will terminate only at the Written Request of the policyowner and prior to the death of the Insured.  Termination of the Rider will cause the Policy to revert to the Base Policy options for paying the Death Benefit.

Impact of IPO with Other Riders.  If you elected any of the following Riders under your Policy, the IPO will impact that Rider as noted below:

Base Insured Rider
The Base Insured Rider Death Benefit is included with the base Death Benefit that will be paid as the IPO in a series of payments.  If the Base Insured Rider is reduced or dropped, the total Face Amount will be changed.

Accidental Death Benefit	If the Rider Death Benefit increases the Death Benefit beyond the total Face Amount, then the excess would be paid as part of the initial lump sum.
Terminal Illness Accelerated Death Benefit Endorsement	If the Total Face Amount is reduced by an acceleration of Death Benefit proceeds, then each Designated Payment under the IPO will be proportionately reduced.
Long Term Care Rider
Acceleration of the Policy’s Death Benefit under the Long Term Care Rider would not decrease the IPO Total Face Amount but would decrease the Death Benefit payout that enters into the final determination of Designated Payments after the death of the Insured.

The Additional Insured Rider and the Children’s Benefit Rider Death Benefits are not subject to the IPO and will be paid separately as a lump sum or under the designated settlement options.  The Disability Waiver of Premium Rider, Disability of Monthly Deductions Rider and Overloan Protection Rider do not contribute to the IPO benefit.

Overloan Protection Rider

Your Policy will have an Overloan Protection Rider if you elect the Guideline Premium Test, and your Policy is not a Modified Endowment Contract.  Exercise of this Rider will guarantee, as long as the Rider is in effect, that the Policy will not Lapse in certain circumstances described below.

Please see “Termination of the Rider” below for Termination conditions of the Rider before and after exercise. A charge will be assessed when the Rider is exercised.

The Rider at Exercise.                                           Your election to exercise this Rider will be effective when we receive your Written Request, in Good Order, at our Mailing Address.  To exercise this Rider, each of the following conditions must be true as of the exercise effective date:

•	The Death Benefit option is the Level Option.
•	The Policy must have been In Force for at least 15 years.
•	The Insured must be between Age 75 and Age 120.
•	There must be sufficient Policy Value to cover the Rider exercise charge as described below.
•	The Loan Balance is greater than the Face Amount, but less than 99.9% of the Policy Value after the charge for this Rider has been deducted.
•	The guideline Premium limit for the Policy will remain greater than zero at all times before the Insured's Age 100.
•	The Policy must not be a Modified Endowment Contract, and exercising this Rider must not cause the Policy to become a Modified Endowment Contract.
•	There are no other Riders in effect under the Policy after the exercise effective date.
•	No further loans will be allowed, but loan interest will continue to accrue and the policyowner may continue to repay any interest or principal.
•	The sum of all withdrawals taken from the Policy must be at least equal to the total Premiums paid.

On the exercise date, we:

1.
 Transfer all remaining Policy Value in the Subaccounts to the Basic Interest Account.  No Transfer charge will be assessed for such Transfer, nor will it count against, or be subject to, any Transfer limitations that may be in effect.

2.
Do not allow any further P olicy transactions, including Premium payments, withdrawals, surrenders, Transfers, changes to the Death Benefit option, or increases or decreases to the Face Amount after you exercise this Rider. No further loans will be allowed, but loan interest will continue to accrue and the Owner may continue to repay any unpaid policy loan or accrued loan interest.

3.	Deduct the charge for this Rider from your Policy Value.

One-Time Charge. There is a one-time charge to exercise this Rider.  The charge is equal to a percentage of the gross Policy Value, based on the Insured's Age at the time of exercise:

Age                               Charge
75-90                               5%
91                                    4%
92                                    3%
93                                    2%
94-120                             1%

Termination of Rider. This Rider will terminate on the earliest of the following events:
•	The date the Policy terminates;
•	The next Monthly Policy Date following the date the policyowner requests Termination of this Rider;
•	The death of the Insured;
•	The date the Policy is surrendered or continued under any non-forfeiture option;
•	The Policy Anniversary at the Insured's Age 121; or
•	The date the Policy becomes a Modified Endowment Contract under Section 7702A of the Internal Revenue Code, as amended.

You should be aware that the tax consequences of this Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the Loan Balance should be treated as a taxable distribution when this Rider is exercised.  You should consult a tax advisor as to the tax risks associated with this Rider.

Terminal Illness Accelerated Death Benefit Endorsement

This endorsement allows us to pay a portion of the Death Benefit once we receive proof, in Good Order, at our Mailing Address that the Insured is ill and has a life expectancy of one year or less. A doctor must certify the Insured’s life expectancy.  (Note: If an accelerated Death Benefit is paid, the Policy’s benefits and values, as well as any benefits and values provided by affected Riders, will be reduced.)

Note: Terminally ill means that the Insured has a medical condition, resulting from bodily injury or disease, or both, which is expected to result in the death of the Insured within 12 months of diagnosis.

Accelerated Death Benefit Amount. The minimum available Death Benefit you may accelerate because the Insured is terminally ill is $10,000 and the maximum you may accelerate is equal to the lesser of:

1.	75% of the available Death Benefit (including Base Insured Rider) as of the first accelerated Death Benefit payment; or

2.
$500,000, including all other accelerated Death Benefits previously elected or currently under review under all policies, endorsements or Riders issued by us or our affiliates on the life of the Insured.

Available Death Benefit means the amount payable under the Base Policy upon the death of the Insured.  Available Death Benefit does not include amounts payable under any other Riders not expressly named, including, but not limited to, any Accidental Death Benefit Rider, Additional Insured Rider or Disability Waiver Rider.

The accelerated Death Benefit payment we make to you will be less than the amount of the available Death Benefit which you request to accelerate. The accelerated Death Benefit payment will be calculated as A – B – C – D where A, B, C, and D are determined as follows:

A.	The present value of the amount of the available Death Benefit which you request to accelerate, which will be calculated as described below.
B.	Any amount necessary to provide insurance to the date of the accelerated Death Benefit payment if we make the payment during a grace period.

C.	The Loan Balance, if any, at the time the accelerated Death Benefit is paid, multiplied by the election percentage.
D.
An administrative charge for each accelerated Death Benefit request. The administrative charge for each accelerated Death Benefit request as of January 1, 201 5 is $350, but will be subject to future increases based on cumulative annual cost-of-living increases as measured by the Consumer Price Index for All Urban Consumers (“CPI”) since January 1, 2012. In the event that the CPI is no longer published, a substantially similar index will be used.

The present value of the accelerated Death Benefit payment we make to you will be based on a discount which reflects the early payment of the accelerated Death Benefit amount. We assume a 12-month period for this purpose. The annual interest rate we use will be a discount rate that is the greater of:

•	The current yield on 90-day U.S. Treasury bills; or
•	The maximum policy loan interest rate of 3%.

We will not pay a benefit under the Rider if the Insured’s terminal condition results from self-inflicted injuries that occur during the period specified in your Policy’s suicide provision.

Example

For example, suppose before the owner elects the terminal illness benefit, a Policy has a $400,000 Death Benefit and a $10,000 Loan Balance. Suppose that the current yield on 90-day Treasury bills is 6% and the policy loan interest rate is 3%. Because the greater of these is 6%, that is the interest rate that will be used to discount the benefit. Suppose the administrative charge for this endorsement is the 201 5 value of $350.00. The owner elects to accelerate 50% of the Death Benefit, so the single sum benefit equals $183,329.25, which is ($400,000 x 0.50/ 1.06) - ($10,000 x 0.50) - $350.00). After the acceleration, the remaining Death Benefit is $200,000, which is 50% of $400,000, and all Policy Values will be reduced by 50%.

Termination.  This endorsement will terminate on the earliest of the following dates or events:

•	The date the maximum accelerated Death Benefit has been accelerated, or the aggregate maximum accelerated Death Benefit of $500,000 under all policies, endorsements or Riders has been reached; or
•	The date the Policy Terminates; or
•	The effective date of a settlement option elected under the Policy; or
•	The date you elect to Terminate the endorsement; or
•	The date of the Insured’s death.

Reinstatement.                                If the Policy is Reinstated, this endorsement may be Reinstated at the same time; however, we will not pay any benefit for a terminal illness that is first diagnosed by a physician prior to the Reinstatement date.

Effect of the Long Term Care Rider and the Terminal Illness Accelerated Death Benefit Endorsement.  If your Policy also includes a Long Term Care Rider, the Insured may qualify for benefits under both the Terminal Illness Accelerated Death Benefit Endorsement and the Long Term Care Rider.  Please see the section of this prospectus entitled “Effect of Terminal Illness Accelerated Death Benefit Endorsement on the Long Term Care Rider” for a description of the effect of having both a Long Term Care Rider and the Terminal Illness Accelerated Death Benefit Endorsement.

Note:  Before adding this endorsement to an existing policy or requesting payment under the endorsement, you should consult a tax advisor to discuss the tax consequences of doing so.

The following options are available with an additional Monthly Deduction:

Base Insured Rider

Under the Base Insured Rider, we provide term insurance coverage on the Insured on a different basis from the coverage in your Policy. (This Rider is not available with the Long Term Care Rider.)

Features of the Base Insured Rider:	●	The Rider increases the Policy’s Death Benefit by the Rider’s Face Amount.
	●	The Rider may be purchased for Insureds Ages 18-85.
	●	The minimum purchase amount for the Rider is $100,000. The maximum purchase amount is 10 times the Face Amount of the Policy.
	●	We do not assess any additional Surrender Charge for the Rider.

●	Generally the Rider coverage costs less than the insurance under the Policy, but it has no Policy Value and terminates at Age 100.
●	You may cancel or reduce your Rider coverage without decreasing your Policy’s Face Amount.
●	You may generally decrease your Policy’s Face Amount without reducing your Rider coverage.

Subject to the following conditions, on any Monthly Policy Date while this Rider is In Force, you may convert this Rider to a new policy on the Insured’s life without evidence of insurability.

Conditions to convert the Rider:	●	Your request must be in writing, in Good Order, and sent to our Mailing Address.
	●	The Insured has not reached his/her 70th birthday.
	●	The new policy is any permanent insurance policy that we currently offer for conversions.
	●	We may allow an increase to the Policy’s Face Amount if the Base Policy and all of the Riders In Force allow such an increase.
●
The amount of the insurance under the new policy or the amount of the increase will equal the Face Amount In Force under the Rider as long as it meets the minimum Face Amount requirements of a Base Policy.

	●	We will base your premium on the Insured’s class of risk under the Rider.

Termination of the Rider:	The Rider will terminate on the earliest of:

	●	The Policy Anniversary at Age 100; or
	●	The date the Policy terminates; or
	●	The date you fully convert this Rider; or
	●	The Monthly Policy Date when the Rider terminates upon the owner’s Written Request.

It may cost you more to keep a higher Face Amount under the Base Policy, because the Face Amount may have a cost of insurance and other charges that are higher than the cost of the same amount of coverage under your Base Insured Rider. Any changes to the coverage of this Rider may affect your Minimum Monthly No Lapse Premium. Please refer to the applicable fee tables for your Policy to determine the charges for this Rider. Note: If the Income Protection Option (“IPO”) is selected and the Base Insured Rider is reduced or dropped, the IPO amounts are changed.

You should consult your registered representative to determine if you would benefit from Base Insured Rider. We may discontinue offering Base Insured Rider at any time. We may also modify the terms of this Rider for new policies.

Additional Insured Rider

This Rider may insure the spouse (or a non-spouse additional Insured where required by state law) and/or dependent children of the Insured. Please note that if a non-spouse is the additional Insured there may be adverse tax consequences. Subject to the terms of the Rider, we will pay the Face Amount of the Rider to the owner or the Insured under, or the Beneficiary(ies) of the Base Policy, as named in the application or in a subsequent written notice acceptable to us when we receive (at our Mailing Address) proof, in Good Order, that the additional Insureds death occurred while this Rider was In Force. Our minimum Face Amount for this Rider for additional Insureds Ages 18-85 is $100,000. The maximum Face Amount is the lesser of $1,000,000 or the total amount of coverage on the Insured. The maximum number of Additional Insured Riders that is allowed on any one Policy is five (5). Please refer to the applicable fee tables for your Policy to determine the respective charges for this Rider. Subject to the following conditions, on any Monthly Policy Date while the Rider is In Force, you may convert it to a new policy on the additional Insured’s life (without evidence of insurability).

Conditions to convert the Rider:	●	Your request must be in writing, in Good Order, and sent to our Mailing Address.
	●	The additional Insured has not reached his/her 70th birthday.
	●	You may also convert within 45 days of the death of the Insured if the death occurs before the additional Insured’s 70th birthday.
	●	The new policy is any permanent insurance policy that we currently offer for conversion.
	●	Subject to the minimum Face Amount required for the new policy, the amount of the insurance under the new policy may not exceed the Face Amount In Force under the Rider.
	●	We will base the premium for the new policy on the additional Insured’s underwriting class of risk under the Rider.
	●	Each new policy will be effective on the date of conversion.
●
The Initial Premium for the new policy must be received within 31 days of receipt of the conversion application.  If the Initial Premium is not received within that period, the conversion application will be canceled and coverage under the Rider will continue unless it has otherwise been terminated.

Termination of the Rider:	The Rider will terminate on the earliest of:

	●	The death of the Insured; or
	●	The Policy Anniversary at the Insured's Age 121; or
	●	The death of the last surviving additional Insured; or
	●	The next Monthly Policy Date following the date you request Termination of the Rider; or
	●	The date the Policy Lapses; or
	●	The date the Policy is surrendered or continued under any nonforfeiture option; or
	•	The date that coverage for all additional Insureds under the Rider is converted; or
	●	The date the Policy Terminates.

Insurance on an additional Insured will automatically terminate on the earlier of the Policy Anniversary at such additional Insured's Age 100 or when all coverage for that additional Insured is converted.

Children’s Benefit Rider

This Rider provides insurance on the Insured’s children (or qualifying stepchildren) who are between the Ages of 15 days and 18 years old on the effective date of the Rider or when later added to the Rider due to birth, marraige or legal adoption.   (Note – This Rider is not available with the Long Term Care Rider.)

Our minimum Face Amount for this Rider is $1,000 and the maximum Face Amount is $99,000.  We will pay a Death Benefit once we receive proof in Good Order at our Mailing Address that the Insured child died while the Rider was In Force for that child.

Rider Benefit.  If a covered child dies while insured under this Rider, we will pay the Rider Death Benefit to the policyowner unless the policyowner requests that any proceeds be paid to a different Beneficiary by: (1) naming the Beneficiary in accordance with the “How to Change A Beneficiary” provision in the Policy; or (2) specifically stating that the Beneficiary designation is applicable to insurance provided under this Rider.

The amount of the Rider Death Benefit is shown in the Policy Data.  If coverage is added or changed after the Date of Issue of the Policy, the Rider Death Benefit will be the amount we confirm to you in writing. Payments are subject to the provisions of the Policy and this Rider.

Any proceeds may be applied under the settlement provisions of the Policy.

Conversion.  You may convert up to the Rider coverage at any time while the Rider is In Force, or you may convert up to the lesser of 5 times the Rider coverage or $50,000 (even if this limit is less than the Rider Face Amount) upon the following events:
•	The covered child’s 25th birthday;
•	The Policy Anniversary at the Insured's Age 65;
•	The child’s marriage;
•	The child’s baccalaureate or higher degree; or
•	The Insured’s death.

The Initial Premium for the new Policy must be received at our Administrative Office within 31 days of receipt of the conversion application. If the Initial Premium is not received within that period, the conversion application will be cancelled and coverage under this Rider will continue unless it has otherwise been terminated.

If you request a Face Amount for the new policy that is in excess of the Rider Death Benefit, your Written Request for conversion and payment of the required Premium must be made to us before, or within 31 days after, the dates of the events listed above, except that 90 days are allowed following the death of the Insured.

Please refer to the Rider for more information regarding conversion.

Termination of the Rider:	The Rider will terminate on the earliest of the following dates or events:
	•	The Policy Anniversary at the Insured's Age 65; or
	•	The death of the Insured; or
	•	The next Monthly Policy Date following the date you request Termination of this Rider; or
	•	The date the Policy Lapses; or
	•	The date the Policy is surrendered or continued under any nonforfeiture option; or
	•	The date the Policy matures or terminates; or
	•	The date the Policy is converted to another policy.

Insurance on a child covered under this Rider will automatically terminate on the earliest of that child's actual 25th birthday (or that child’s death if sooner) or when all coverage for each covered child is converted.

Accidental Death Benefit  Rider

Available to Insured's Age 15-55, the minimum Face Amount for this Rider is $2,000.  The maximum Face Amount available for the Rider for Policies with a Face Amount below $200,000 is the lesser of: (i) $200,000 or (ii) 2½ times the Policy's Face Amount.  For Policies with a Face Amount of $200,000 and above, the maximum Face Amount available for this Rider is the lesser of: (i) $300,000 or (ii) the Policy’s Face Amount. (Note: This Rider may be added only at Policy issue, and is not available with the Long Term Care Rider.)

Subject to certain limitations, we will pay the Rider Face Amount if the death of the Insured results solely from accidental bodily injury where:

●	The death is caused by external, violent, and accidental means.
●	The death occurs within 90 days of the accident.
●	The death occurs while the Rider is In Force.

The Rider will terminate on the earliest of the following dates or events:
• The death of the Insured;
• The Policy Anniversary at the Insured’s Age 70;
●	The next Monthly Policy Date following the date you make a Written Request to terminate this Rider;
• The date the Policy Lapses;
• The date the Policy is surrendered or continued under any nonforfeiture option; or
• The date the Policy terminates.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy’s Monthly Deductions while the Insured is totally disabled (as defined in the Rider). You may purchase this Rider if the Insured's Age is between 18 and 55 years of Age at the time the Rider is purchased. This Rider may be added only at Policy issue, and is not available together with the Disability Waiver of Premium Rider or the Long Term Care Rider.

Before we waive any Monthly Deductions, we must receive proof, in Good Order, at our Mailing Address that:

●	The Insured is totally disabled;
●	The Insured’s total disability began before the Insured's Age 65; and
●	The Insured’s total disability has existed continuously for at least six months.

Benefit Period. The waiver of monthly deductions benefit will be credited during the continuance of the Insured’s total disability subject to the following:

1.
If the total disability begins before the Policy Anniversary at the Insured’s Age 60 and continues to the Policy Anniversary at the Insured’s Age 65, we will credit the waiver of monthly deductions benefit to the Policy until the earlier of the Policy Anniversary at the Insured’s Age 121 or the Termination of the Policy.

2.
If the total disability begins after the Policy Anniversary at the Insured’s Age 60, we will not credit the waiver of monthly deductions benefit to the Policy after the Policy anniversary at the Insured’s Age 65.

3.	Separate periods of total disability will be considered as one continuous disability period unless such separate periods are:
	a.	Due to unrelated causes, or
	b.	Due to the same or unrelated causes but are separated by at least six months during which the Insured had returned to work on a continuous basis.

Termination of Benefits. The benefits provided by Rider for any period of Total Disability will end:

1.	If the Insured fails to give us any requested due proof or refuses to submit to a requested examination, or
2.	If the Insured is no longer totally disabled. You have the obligation to inform us immediately if the Insured is no longer totally disabled or if the Insured returns to work.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the Insured’s recovery from disability, or after Termination of this Rider. It is possible that additional premium payments will be required to keep the Policy In Force while the waiver of Monthly Deductions benefit is being paid.

Termination of the Rider:	The Rider will terminate on the earliest of the following dates or events:
	●	The Insured's Age 65, unless at that time we have been waiving Monthly Deductions continuously since before the Insured's Age 60; or
	●	The death of the Insured; or
	●	The next Monthly Policy Date following the date you request Termination of this Rider; or
	●	The date the Policy Lapses; or
	●	The date the Policy is surrendered or continued under any nonforfeiture option; or
	●	The date the Policy terminates; or
	●	The date the Policy is converted to another policy.
If the total disability begins before the Policy Anniversary at the Insured's Age 60 and continues to the Policy Anniversary at the Insured's Age 65, we will waive all further Monthly Deductions under the Policy.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of Premium benefit, as shown in the Policy Data, as if it is a Premium payment into the Policy, while the Insured is totally disabled, as defined in the Rider. The waiver of Premium benefit is generally equal to the lesser of the initial monthly planned Premium, the monthly guideline level Premium, or $1,000.  We will allocate the resulting Net Premium in the Subaccounts and the Basic Interest Account according to your allocation instructions.  You may purchase this Rider if the Insured's Age is between 18 and 55 years. This Rider may be added only at Policy issue, and is not available in combination with the Disability Waiver of Monthly Deductions Rider or the Long Term Care Rider.

Benefit Period.  The waiver of Premium benefit will be credited during the continuance of the Insured’s total disability, subject to the following:

•	If the Insured is disabled prior to Age 65, we will apply the waiver of Premium benefit as if it is a Premium paid, and will allocate the resulting Net Premium into Policy Value.
•	Anyone disabled by Age 60 continues to receive disability payments until they recover or reach Age 121, whichever comes first.
•	Anyone disabled between Ages 60 to 64 continues to receive disability payments until they recover or reach Age 65, whichever comes first.
•	Separate periods of total disability will be considered as one continuous disability period unless such separate periods are:

•	Due to unrelated causes; or
•	Due to the same or related causes, but are separated by at least six months during which the Insured has returned to work on a continuous basis.

Upon meeting the requirements above, we will also make a retroactive payment for the number of months following the date total disability began. We will apply the benefit each month on the Monthly Policy Date. We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the Insured’s recovery from disability, or after Termination of this Rider. It is possible that additional premium payments will be required to keep the Policy In Force while the waiver of premium benefit is being paid.

Termination of the Rider:	The Rider will terminate on the earliest of:

	●	The Insured's Age 65, unless at that time we have been crediting the waiver of Premium benefit continuously since before the Insured's Age 60; or
	●	The death of the Insured; or
	●	The Insured's Age 121; or
	●	The next Monthly Policy Date following the date you request Termination of this Rider; or
	●	The date the Policy is surrendered or continued under any non-forfeiture option; or
	●	The date the Policy terminates; or
	●	The date the Policy is converted to another policy.

Long Term Care Rider

The Long Term Care Rider (“LTC” Rider), provides a monthly benefit to you while the Insured is incurring qualifying long term care expenses.  In order for you to exercise this rider, the Insured must be: (1) severely cognitively impaired or (2) unable to perform at least 2 of the following Activities of Daily Living (“ADL”) without substantial assistance for a period of at least 90 days due to a loss of functional capacity:
•	Bathing;
•	Continence;
•	Dressing;
•	Eating;
•	Using the toilet facilities; or
•	Transferring (moving into or out of bed, chair or wheelchair).

If an Insured meets the eligibility requirements, coverage is provided for one or more necessary diagnostic, preventive, therapeutic, rehabilitative, maintenance, or personal care services provided in a setting other than an acute care unit or of a hospital such as: (1) a long term care facility; (2) an adult day care center; (3) a hospice care facility; or (4) the home.  The Rider provides coverage in the form of a fixed indemnity benefit for long term care expenses, subject to the Rider limitations and eligibility period requirements.  This Rider must be elected in the application and may only be added at Policy issue.

Benefits Provided by the Rider.  Subject to the conditions, limitations and exclusions in the Rider, the maximum amount of the benefit payable for any calendar month is an amount equal to the lesser of A or B where:

A:	Is 2% of Long Term Care Rider Face Amount in effect; or
B:	Is the per diem amount allowed by the Health Insurance Portability and Accountability Act times the number of days in the calendar month.

A policyowner may request to receive a monthly benefit less than the maximum subject to a minimum monthly benefit.  Choosing a lesser amount could extend the length of the benefit period of the Long Term Care Rider.  Any reduced amount elected must be at least $500 per month.  The election of a lesser amount may be rescinded at any time.

Note:  Long Term Care Rider benefits are an acceleration of the Policy’s Death Benefit and will reduce any proceeds payable at surrender of the Policy or upon the Insured’s death.

Reduced Paid-Up Insurance. If a policyowner purchases Reduced Paid-Up Insurance as a nonforfeiture option instead of surrendering their Policy, we will use the excess of the Cash Surrender Value over any LTC Rider benefits we have previously paid.

On the date the policyowner purchases Reduced Paid-Up Insurance, the new LTC Rider Face Amount will be equal to the Reduced Paid-Up Insurance amount.

While the Policy is in the Reduced Paid-Up status, the policyowner may request a monthly long term care benefit, subject to Rider minimums and all eligibility terms and conditions of the LTC Rider. If the monthly long term care benefit is not available because it does not satisfy the LTC Rider’s minimum benefit amount requirement, you may elect Reduced Paid-Up insurance under the terms of the Policy and the LTC Rider will terminate.

For more information about Reduced Paid-Up Insurance, please refer to the section of this prospectus entitled “Reduced Paid- Up Option.”

Death of Insured.  Upon the death of the Insured, the Beneficiary will receive the Policy’s current Death Benefit at the time of death, less any Loan Balance, further reduced by the dollar amount that has been paid in Long Term Care Rider benefits.

Eligibility.  Long Term Care benefits may be payable under the Rider if the Insured is a chronically ill Individual (or has severe cognitive impairment); and (1) has satisfied the 90-day eligibility period; (2) has received qualified long term care services covered under the Rider and such services are specified in a Plan of Care (as defined in the Rider); and (3) a current Plan of Care and written proof of loss have been approved by us.

Eligibility Period.  The Rider has an eligibility period of 90 days.  This means that we will not pay benefits under the Rider for any period before the Insured has incurred expenses, on each of 90 separate days during which the Rider is in effect, for Qualified Long Term Care Services (as defined in the Rider) that would otherwise be covered under the Rider. These days of care or services need not be consecutive, but they must be met within a six month period. The eligibility period has to be satisfied only once while the Rider is in effect. You must provide us with proof of loss in order to satisfy the eligibility period. LTC Rider benefits payable will be retroactive to the first day of the eligibility period that the Insured was certified as being chronically ill.

We will give the Insured credit toward the eligibility period for days of confinement, care or services covered under the Rider, even if they are paid or payable by Medicare. Note: The Long Term Care Rider is not Medicare supplement coverage.  If you are eligible for Medicare, please review the Medicare Supplement Buyer’s Guide – “Guide to Health Insurance for People with Medicare” available from the Company. Note: Transamerica Financial and its agents do not represent Medicare, the federal government or any state government.

Care or services received during confinement in a hospital or rehabilitation hospital/facility cannot be used to satisfy the eligibility period, even if they are paid or payable by Medicare.

General Exclusions and Limitations.   Qualified long-term care services do not include care, confinement or services:

•	Resulting from alcoholism, or drug addiction or chemical dependency unless as a result of medication used as prescribed by a Physician;
•	Resulting from or arising out of attempted suicide or intentionally self-inflicted injury;
•	Due to participation in a felony, riot or insurrection;
•	For which no charge is normally made in the absence of insurance;
•	Received outside the fifty (50) United States and the District of Columbia, or Canada; and
•
Performed by a member of your immediate family or the Insured’s immediate family. A member of your immediate family or the Insured’s immediate family can provide covered are or services if he or she is a regular employee of an organization that is engaged in providing the qualified long term care services. The organization he or she works for must receive the payment for the care or service. Your immediate family member or the insured’s immediate family member must receive no compensation other than the normal compensation for employees in his or her job category.

Note:  Immediate family refers to one of the following members of the Insured’s or owner’s family: spouse (including common law spouse) or civil union partner and anyone who is related to the individual or his or her spouse or civil union partner (including adopted, in-law and step-relatives). This includes a parent, grandparent, child, grandchild, brother, sister, aunt, uncle, first cousin, nephew or niece.

Non-Duplication of Benefits.  Qualified long term care services do not include care, confinement or services that are provided in a government facility (unless otherwise required by law); paid or payable under Medicare; provided by any governmental programs (except Medicaid); paid under any state or federal workers’ compensation, employer’s liability or occupational disease law or any motor vehicle no-fault law unless the costs incurred exceed the benefits paid by one of these entities, policies or programs.

End of Eligibility.  If Rider benefit payments cease because the Insured no longer qualifies for benefits under this Rider, the following will apply:

•
If the Policy’s No Lapse Ending Date has not passed, the test to determine whether the No Lapse Guarantee is in effect will not require a Minimum No Lapse Premium for those months while we were paying benefits under this Rider.

•	Any negative Policy Value will be reset to zero.
•	Policy transactions that were restricted while we were paying benefits under this Rider will become unrestricted.

General Information Regarding the Long Term Care Rider (“LTC”):

Features of the Rider:	●	The LTC Rider must be elected in the initial application and may only be added at Policy issue. A supplemental application will be used specifically for the LTC Rider.
	●	The LTC Rider is only available if you select the Cash Value Accumulation Tax Test.
	●	At issue, the LTC Rider Face Amount will be equal to 100% of the Base Policy Face Amount.
	●	The LTC Rider minimum Face Amount at issue is $100,000 and the maximum is $1,000,000.
	●	Loans and withdrawals are not permitted while benefits are being paid under the Rider.
●
There is a 30 day Free Look Period for the LTC Rider.  If you decide not to keep the Rider, simply return it to us at our Administrative Office or to the representative from whom you purchased the Policy within the 30 day period.  We will then reissue the Policy to reflect the removal of the LTC Rider.

●
At the commencement of LTC Rider benefits, we will change the Policy Death Benefit option to Level, if not already at Level.  When we stop paying LTC benefits, the Death Benefit option will not automatically restore to the original Death Benefit option, but the policyowner may request a change at that time.

	●	There are no increases in the LTC Rider Face Amount except those due to a change in the Death Benefit option.
	●	If a Policy’s Death Benefit exceeds the LTC Face Amount, the LTC Face Amount does not increase because it is based upon the Policy’s Face Amount – not the Death Benefit.
	●	The Rider charge is taken as a Monthly Deduction from the Policy Value.
	●	Certain transactions that change the Face Amount of the Policy, other than payments of Rider benefits, will also change the LTC Rider Face Amount:
➢ A decrease in the Face Amount of the Policy;
➢ A Death Benefit option change;
➢ Cash withdrawals; or
➢ An accelerated Death Benefit due to terminal illness.

	●	If the policyowner has elected the LTC Rider, then reductions will not be permitted that decrease the Face Amount of the Policy below $100,000.
●
If there is a Loan Balance at the time the LTC Rider benefits commence, then the Rider payments will first be applied toward paying any interest due on the loan balance and the remaining benefit amount will be paid to the policyowner.

●
If there are any Policy loans at the time the Rider maximum amount has been reached, the policyowner must pay the interest due on any Policy loans as it becomes due , o therwise the Policy will terminate.

●
Only the Terminal Illness Accelerated Death Benefit Endorsement and Income Protection Option are available under the Policy if the policyowner has elected the LTC Rider.  All other Riders available under the Policy cannot be elected in combination with the LTC Rider.

●
LTC Rider benefit payments will not result in any decreases in the Policy’s Face Amount, Policy Value or loan amounts; they will be deducted from the Policy’s Death Benefit and surrender value when the Insured dies or the policyowner surrenders the Policy.  When the LTC Rider benefits commence, the LTC benefits paid will result in a dollar-for-dollar reduction in any policy proceeds paid at death or surrender.

	●	LTC Rider benefit payments may not be assigned. Rider benefit payments are paid to the policyowner, whether the Insured is the policyowner or is another individual.
●
At commencement of benefits under the Rider, the Policy Value is Transferred from the Separate Account to the Basic Interest Account. Any Premiums or loan repayments that are made while the Insured is receiving benefits under the Rider will be allocated to the Basic Interest Account.

	●	Dollar Cost Averaging and Asset Rebalancing will cease when LTC benefits begin.
	●	The minimum elected monthly benefit is $500 per month.
●
Upon the Insured’s death, the Beneficiary will receive the greater of: (1) the Policy’s Death Benefit at time of death less any Loan Balance, reduced by the sum of Long Term Care Rider benefit payments; or (2) the residual Death Benefit.

Effects of Reaching the Rider Maximum Amount:	●	No further Monthly Deductions will be charged for the Rider.
	●	All Riders other than the LTC Rider will terminate.
	●	Interest will continue to be credited to the Policy Value and interest on policy loans must be paid in cash to avoid Termination.
Termination of the Rider:	The Rider will terminate on the earliest of the following:

	●	The Monthly Policy Date coinciding with or immediately following the date we receive in Good Order at our Mailing Address, a Written Request to terminate the LTC Rider.
	●	The date the Policy Lapses.
	●	The date the Policy is surrendered.
	●	The date the Policy terminates (including any rescission).
	●	The date of the Insured’s death.

Effect of Terminal Illness Accelerated Death Benefit Endorsement on the Long Term Care Rider.  If your Policy includes an endorsement providing an accelerated Death Benefit in the event of a terminal illness (“Terminal Illness ADB Endorsement”) the Insured may qualify for benefits under both the Terminal Illness ADB Endorsement and the Long Term Care Rider.  If the Insured qualifies for benefits under both the Terminal Illness ADB Endorsement and the Long Term Care Rider and if a claim is made under both the Terminal Illness ADB Endorsement and the Long Term Care Rider, a benefit will be paid under the Terminal Illness ADB Endorsement first.  A payment under the Terminal Illness ADB Endorsement will reduce the Face Amount and the Long Term Care Rider Face Amount will be reduced by the same amount. Once payment under the Terminal Illness ADB Endorsement is made, any payments under the Long Term Care Rider will be made based on the newly reduced long term care Face Amount.

We will not pay benefits under both the Terminal Illness ADB Endorsement and the Long Term Care Rider simultaneously. If a claim is made under the Terminal Illness ADB Endorsement while benefits are being paid under the Long Term Care Rider, we will stop paying benefits under the Long Term Care Rider when we pay benefits under the Terminal Illness ADB Endorsement.  The maximum accelerated Death Benefit used to calculate the amount of the Terminal Illness Accelerated Death Benefit will be reduced by any Long Term Care Rider benefits paid out. Once payment under the Terminal Illness ADB Endorsement is made, and the Insured qualifies for benefits under the Long Term Care Rider, any payments under the Long Term Care Rider will be made based on the newly reduced Long Term Care Rider Face Amount.

Please consult your tax advisor regarding the use of this Rider.

Residual Death Benefit Endorsement

A Residual Death Benefit Endorsement is included with your Policy if you elect the Long Term Care Rider.  The residual Death Benefit is equal to the lesser of:

•	10% of the lowest Face Amount of the Base Policy from its inception, less any Loan Balance; or
•	$10,000.

Payment of Residual Death Benefit.  Upon the death of the Insured while the Policy is In Force, Transamerica Financial will pay the residual Death Benefit instead of the Death Benefit that would otherwise be payable if it is more than such benefit and:

•	The Insured dies during a calendar month for which a monthly long-term care benefit is due under the Long Term Care Rider; or
•	The Insured dies after Transamerica Financial has paid the maximum amount under the Long Term Care Rider.

Termination. The Residual Death Benefit Endorsement will terminate on the earliest of the following:

•	The date the Policy is surrendered;
•	The date the Policy Terminates for any reason;
•	The date you request Termination of the Long Term Care Rider.

Additional Information

Unclaimed and Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, Insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in Good Order at our Mailing Address or website, as appropriate.  "Good Order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "Good Order," instructions must be sufficiently complete and clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates is/are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2014 was, on average, 127%  of all premiums paid during the first Policy year. Additional sales commissions may also be payable on Premiums paid as a result of an increase in Face Amount. Some selling firms may be required to return first year commissions if the Policy is not continued through a certain time period.

To the extent permitted by FINRA rules, Transamerica Financial, TCI, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as “revenue sharing,” are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to his or her selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

  Sales of the policies are supported by certain affiliated selling broker-dealers.  We may underwrite certain costs of those affiliates’ various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to the affiliated firm.  These facilities and services are necessary for the affiliate’s administration and operation.

Sales representatives and their supervisors at certain affiliated firms may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us.  Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses.  The amounts may be significant and may provide us with increased access to the firm’s sales representatives.

In addition,  managers and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation.  Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies.  For example, certain  registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (our ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by certain representatives may be matched by us.

Some sales representatives may also be eligible to participate in a stock option and award plan.  Sales representatives who meet certain production goals may be issued options on the stock of AEGON N.V.  We also maintain a non-qualified deferred compensation plan for certain sales representatives who are our insurance agents.  The plan permits such agents to defer receipt of commissions on sales of our variable insurance products.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.

Special compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same for all selling firms.  Special compensation arrangements are calculated in different ways by different selling firms.

No specific charge is assessed directly to policyowners or the Separate Account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Policy Statements

We will send you a statement at least once a year without charge showing the following information about your Policy:

1.	The beginning and ending dates of the current statement period.
2.	The Policy Value, if any, at the beginning of the current statement period and at the end of the current statement period.
3.	The amounts that have been credited or debited to the Policy Value during the current statement period, including the type for each.
4.	The Death Benefit at the end of the current statement period.
5.	The Policy’s cash surrender value, if any, at the end of the current statement period.
6.	The amount of any Loan Balance at the end of the current statement period.
7.	The Monthly Deduction as of the statement date.
8.
If applicable, a notice that, assuming guaranteed interest and guaranteed charges, the Policy’s Cash Surrender Value will not maintain insurance In Force until the end of the next statement period unless further premium payments are made.

Illustrations

We will provide, upon your Written Request at any time after the first Policy Year, illustrations of your Policy’s benefits and values.  There is no charge for the first such illustration but we reserve the right to charge a fee of $25 for any illustration after the first in any Policy Year.

Cyber-Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, [any third party administrator], the Funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your Policy Value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the Separate Account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial and TFLIC Series Life Account are included in the SAI.

Additional information regarding the investment performance of the Funds appears in the Fund prospectuses, which accompany this prospectus.

Definitions
Account Option	An account to which you may allocate Net Premiums and/or Transfers. The Account Options are the Basic Interest Account and the Subaccounts of the Separate Account.

Administrative Office
Our Administrative Office address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile numbers are [1-727-299-1648] (for Subaccount Transfers only) and [1-727-299-1620] (for all other fax requests). Our Administrative Office serves as the recipient of all telephonic and facsimile transactions, including, but not limited to Transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time. Please do not send any checks, claims, correspondence or notices to this office; send them to the Mailing Address.

Age	A person’s Age in years on his/her birthday nearest the Policy Anniversary, unless otherwise specified. For purposes of the Policy, the Insured's Age changes on each Policy Anniversary.

Base Policy	The Transamerica JourneySM NY variable life insurance policy without any supplemental Riders.

Basic Interest Account
An Account Option other than the Subaccounts of the Separate Account.  The Basic Interest Account is part of our general account.  The portion of the Policy Value in the Basic Interest Account will earn interest as described in the Basic Interest Account provisions.

Beneficiary(ies)
 A person designated to receive all or a portion of the Death Benefit on the death of the Insured.  You may name both a primary and contingent Beneficiary.  A primary or contingent Beneficiary named on the application may be changed as provided in the Policy.

Cash Surrender Value	The amount available upon surrender of this Policy. The Cash Surrender Value equals the Policy Value less any Surrender Charge and less any Loan Balance.

Current Interest Rate
The rate at which interest will be credited to the Basic Interest Account.  Current Interest Rates are declared by us at our discretion. Different Current Interest Rates may apply to different portions of the Basic Interest Account.

Date of Issue	The date the Policy is prepared in our office. The Date of Issue is shown in the Policy Data. The date of issue may or not be the same as the Policy Date.

Death Benefit	The amount we will pay to the Beneficiary(ies) on the Insured’s death. We will reduce the Death Benefit by the amount of any Loan Balance and any charges that are due and payable.

Designated Payment
A payment under the Income Protection Option that is based on the total Face Amount (the sum of the Face Amount of the In Force Base Policy and the Base Insured Rider) and consists of an initial lump sum and/or monthly payments for a guaranteed period, and/or a final lump sum at the end of the guaranteed period.

Face Amount
 An amount used in determining the amount of the Policy’s Death Benefit.  The initial Face Amount is shown in the Policy Data.  The actual amount we pay on the death of the Insured may be affected by tax law requirements and may be adjusted as described in the Policy.

Free Look Period	The period during which you may return the Policy and receive a refund as described in this prospectus. The Free Look Period is listed in the Policy.

Fund
 An investment pool registered with the SEC as an investment company under the Investment Company Act of 1940 and made available for the investment of Subaccount assets. Net Premiums allocated to each Subaccount are invested in a specified Fund.

Fund Group	Investment companies which are registered with the Securities and Exchange Commission. The Policy allows you to invest in specific Funds of the Fund Groups through our Subaccounts.

Good Order
 An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a Fund Transfer request, or a Death Benefit claim must be in Good Order.

In Force	Insurance coverage that is in effect and has not terminated.

Initial Premium	The amount you must pay before insurance coverage begins under the Policy. The Initial Premium is shown in your Policy Data.

Insured	The person whose life is insured under the Policy. The Insured is identified in the Policy Data.

Lapse	Termination of the Policy at the end of a grace period due to insufficient Cash Surrender Value.

Loan Balance	The sum of any unpaid policy loans and accrued loan interest. We will deduct any Loan Balance from any amounts payable by us under the Policy.

Loan Reserve
The portion of the Policy Value Transferred from the Account Options when you borrow from the Policy.  The Loan Reserve is valued separately from the Account Options.  The loan reserve is part of our general account.

Mailing Address	Our Mailing Address is: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. Please send all payments made by check, and all claims, correspondence and notices to this address.

Maximum Basic Interest Account Value
The maximum amount that may be allocated to the Basic Interest Account at any time without prior approval is the amount that would cause the Basic Interest Account to be $250,000.  (This restriction does not apply to Transfers to the Basic Interest Account necessary in the exercise of conversion rights).

Minimum Monthly No Lapse Premium	The amount you must pay to keep the no Lapse guarantee in effect. This amount is shown in the Policy Data. The minimum monthly no Lapse premium may be changed as provided in the Policy.

Monthly Deduction	A charge we deduct from the Policy Value on each Monthly Policy Date up to the Insured's Age 121.

Monthly Policy Date
The day of each month coinciding with the Policy Date.  If there is no day in a calendar month that coincides with the Policy Date, the Monthly Policy Date for that month will be the first day of the following month.

Mortality and Expense Risk Charge
A daily charge that we deduct from each Subaccount before determining the unit value of that Subaccount.  The Mortality and Expense Risk Charge is part of the compensation to us for services we render, expenses we expect to incur and the risks we assume.

Net Premium	The part of your premium that we allocate to the Basic Interest Account or the Subaccounts. The Net Premium is equal to the premium you pay minus the Premium Expense Charge.

No Lapse Ending Date
The duration of the No Lapse Period varies by the Age of the Insured.  For an Insured Ages 0-55 the Minimum No Lapse Period is 10 years; for Age 56 it is 9 years; for Age 57 it is 8 years; for Age 59 it is 6 years; and for Ages 60-85 it is 5 years. The No Lapse Ending Date is specified in your Policy.

No Lapse Period	The period of time between the Policy Date and the No Lapse Ending Date during which the Policy will not Lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

Planned Periodic Premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy Anniversary	The same day and month as the Policy Date for each year the Policy remains In Force.

Policy Data
The pages in your Policy that describe the information that is specific for the Policy that you have purchased.  The Policy Data will include specific information about your Policy as issued and the applicable charges.

Policy Date
The date coverage is effective under the Policy.  We will use the Policy Date to determine the Monthly Policy Dates, Policy Months, and Policy Anniversaries.  The Policy Date is shown in the Policy Data.

Policy Month	The one-month period beginning on each Monthly Policy Date.

Policy Value
At the end of any Valuation Period, the sum of your Policy’s value in the Account Options. If there is a policy loan outstanding, then the Policy Value includes any amounts held in our Loan Reserve to secure the policy loan.

Policy Year	The 12-month period directly preceding a Policy Anniversary.

Premium Expense Charge	The charge that is deducted from each premium payment before determining the Net Premium that will be allocated to the Account Options. .

Premiums	All payments you make under the Policy other than loan repayments.

Reallocation Account
The Account Option where we hold the Policy Value from the Date of Issue until the Reallocation Date, if the Reallocation Date is after the Date of Issue.  The Reallocation Date is shown in the Policy Data.

Reallocation Date
The date we reallocate all Policy Value held in the Reallocation Account to the Basic Interest Account and /or Subaccounts you selected on your application. We place your Net Premium in the Reallocation Account in the event you exercise your free look right. The Reallocation Date is the later of the Policy Date or the Date of Issue, plus fifteen days.  The Reallocation Date is shown in the Policy Data.

Reduced Paid-Up Insurance	A non-forfeiture option in which Cash Surrender Value can be used as the Premium for a single-premium whole life insurance policy, at a lesser Face Amount than the original policy.

Reinstate	To restore coverage after the Policy has Lapsed, in accordance with the reinstatement provision.

Rider	An attachment to the Base Policy that provides an additional benefit.

SEC	The United States Securities and Exchange Commission.

Separate Account
The TFLIC Series Life Account. It is a separate investment account that is divided into Subaccounts. We established the Separate Account to receive and invest Net Premiums under the Policy and other variable life insurance policies we issue.

Subaccount	One of the Policy’s Account Options, other than the Basic Interest Account. Each Subaccount invests in the shares of a specified Fund.

Surrender Charge	A Surrender Charge is assessed upon full surrender of the Policy and the charges vary by Age of the Insured, gender, and class of risk.

Surrender Charge Period	The Surrender Charge Period is 15 years for Policies issued or increased at Ages 0-54 and is 10 years for Policies issued or increased at Ages 55 and older.

Termination	When the Insured’s life is no longer Insured under the Policy or any Rider, and neither the Policy (nor any Rider) is In Force.

Transfer	Movement of part or all of the value of an Account Option to or from another Account Option.

Valuation Date
Any date on which we are required by law to value the assets of the Separate Account or the Subaccounts.  A Valuation Date ends when the New York Stock Exchange closes for the day (usually at 4PM Eastern Time). Please Note: Any day that Transamerica Financial is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a Valuation Date.

Valuation Period	The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

the Company; Transamerica Financial	Transamerica Financial Life Insurance Company

Written Request
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in Good Order, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you or your
The owner of the Policy.  The owner as of the Date of Issue is shown in the Policy Data.  Ownership may be transferred as provided in the Policy.  Following a transfer of ownership, you” and “your” will refer to the new owner.

Appendix A - 1- Surrender Charge Per Thousand of Face Amount (Base Policy or Increase)

(Based on the gender and class of risk of the Insured)

			Male			Female
Age of the Insured	Male Juvenile	Male Smoker	Non- Smoker	Female Juvenile	Female Smoker	Non-Smoker
0	6.98			6.71
1	7.01			6.74
2	7.06			6.78
3	7.12			6.83
4	7.18			6.89
5	7.25			6.94
6	7.33			7.00
7	7.40			7.06
8	7.49			7.12
9	7.58			7.20
10	7.67			7.27
11	7.77			7.34
12	7.87			7.42
13	7.97			7.50
14	8.08			7.59
15	8.19			7.68
16	8.30			7.77
17	8.42			7.87
18		9.34	8.39		8.66	7.87
19		9.49	8.50		8.81	7.98
20		9.66	8.62		8.96	8.08
21		9.83	8.74		9.12	8.20
22		10.02	8.87		9.29	8.32
23		10.21	9.02		9.47	8.45
24		10.40	9.16		9.65	8.59
25		10.61	9.32		9.85	8.72
26		10.83	9.49		10.06	8.87
27		11.02	9.63		10.24	8.99
28		11.26	9.81		10.46	9.15
29		11.51	10.01		10.69	9.33
30		11.74	10.17		10.90	9.47
31		12.02	10.38		11.16	9.67
32		12.34	10.61		11.44	9.87
33		12.65	10.86		11.74	10.08

34	12.97	11.09	12.01	10.27
35	13.34	11.36	12.33	10.49
36	13.69	11.62	12.64	10.70
37	14.09	11.92	13.00	10.96
38	14.50	12.22	13.33	11.20
39	14.96	12.58	13.73	11.49
40	15.59	13.02	14.27	11.84
41	16.13	13.43	14.72	12.17
42	16.65	13.81	15.18	12.49
43	17.24	14.26	15.70	12.86
44	17.83	14.69	16.21	13.21
45	18.48	15.20	16.79	13.63

46	19.16	15.72	17.41	14.06
47	19.89	16.29	18.06	14.53
48	20.66	16.88	18.75	15.02
49	21.47	17.51	19.48	15.53
50	22.34	18.18	20.24	16.08
51	23.28	18.91	21.03	16.65
52	24.28	19.68	21.87	17.26
53	25.34	20.50	22.75	17.90
54	26.45	21.38	23.66	18.57
55	27.63	22.30	24.63	19.28
56	28.86	23.28	25.64	20.03
57	30.16	24.32	26.70	20.82
58	31.52	25.43	27.81	21.65
59	32.99	26.62	28.99	22.54
60	34.20	27.89	30.23	23.47
61	34.20	29.25	31.53	24.46
62	34.20	30.71	32.92	25.51
63	34.20	32.24	34.20	26.63
64	34.20	33.88	34.20	27.83
65	34.20	34.20	34.20	29.10
66	34.20	34.20	34.20	30.47
67	34.20	34.20	34.20	31.93
68	34.20	34.20	34.20	33.49
69	34.20	34.20	34.20	34.20
70	34.20	34.20	34.20	34.20
71	34.20	34.20	34.20	34.20

72	34.20	34.20	34.20	34.20
73	34.20	34.20	34.20	34.20
74	34.20	34.20	34.20	34.20
75	34.20	34.20	34.20	34.20
76	34.20	34.20	34.20	34.20
77	34.20	34.20	34.20	34.20
78	34.20	34.20	34.20	34.20
79	34.20	34.20	34.20	34.20
80	34.20	34.20	34.20	34.20
81	34.20	33.97	34.20	34.20
82	34.04	33.85	34.20	34.20
83	33.93	33.79	34.20	34.20
84	33.81	33.79	34.20	34.20
85	33.68	33.92	34.20	34.20

Appendix A - 2 – Surrender Charge Factors

                Surrender Charge Factors
	Age of Insured
End of Policy Year*	0 - 39	40 - 54	55 - 59	60 - 85
At Issue	1.00	1.00	1.00	1.00
1	1.00	1.00	1.00	1.00
2	1.00	1.00	1.00	1.00
3	1.00	1.00	1.00	1.00
4	1.00	1.00	1.00	1.00
5	1.00	1.00	0.98	0.95
6	0.99	0.90	0.80	0.80
7	0.90	0.80	0.60	0.60
8	0.80	0.70	0.40	0.40
9	0.70	0.60	0.20	0.20
10	0.60	0.50	0.00	0.00
11	0.40	0.40	0.00	0.00
12	0.30	0.30	0.00	0.00
13	0.20	0.20	0.00	0.00
14	0.10	0.10	0.00	0.00
15+	0.00	0.00	0.00	0.00

* The factor on any date other than a Policy Anniversary or anniversary of an increase in Face Amount will be determined proportionately using the factor at the end of the year prior to surrender and the factor at the end of the year of surrender.

Surrender Charge Example: Assume a male non-Smoker user purchases the Policy at Age 30 with a Face Amount of $100,000. The Policy is surrendered at the end of Policy Year 7. The Surrender Charge per $1,000 of Face Amount is $10.17. This is multiplied by the Surrender Charge factor of 0.90.

The surrender charge	=	$10.17 (the Surrender Charge per $1,000)
	x	100 (the number of thousands of initial Face Amount)
	x	0.90 (the Surrender Charge factor)
	=	$915.30

Appendix A - 3 – Persistency Credit

Year	Beginning of Month	Beginning of Month Unloaned Separate Account Value	Weight	Weighted Value
10	109	$10,000	12	$120,000
	110	$12,000	11	$132,000
	111	$12,000	10	$120,000
	112	$11,500	9	$103,500
	113	$14,000	8	$112,000
	114	$15,000	7	$105,000
	115	$16,000	6	$96,000
	116	$17,000	5	$85,000
	117	$18,000	4	$72,000
	118	$19,000	3	$57,000
	119	$20,000	2	$40,000
	120	$21,000	1	$21,000
		TOTAL	78	$1,063,500
				$1,063,500 / 78 =	Persistency Credit rate	Persistency Credit
				$13,635	0.20%	$27.27

The Persistency Credit of $27.27 is added to the Policy value at the beginning of month 121, the first month of  Policy Year 11.

Appendix B – Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the Death Benefit, Policy Value, and Cash Surrender Value under a Policy issued to an Insured of a given Age, would change over time if the Premiums indicated were paid and the return on the assets in the Subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy Value that would result based on assumptions that you pay the Premiums indicated, you do not change your Face Amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first of the illustrations that follows is based on a Policy for an Insured who is a 35 year old male in the Non-Smoker class of risk (the “representative Insured”), annual premium paid on the first day of each Policy Year of $949.00, a $100,000 initial Face Amount,  Level Death Benefit option and using the Guideline Premium Life Insurance Compliance Test. That illustration also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the Death Benefits, Policy Values and Cash Surrender Values take into account the amount and timing of all Policy, Subaccount and Fund fees assessed under the Policy. The current illustration uses the current charges for a Policy and the guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1) the current daily charge for assuming mortality and expense risks assessed against each Subaccount. This charge is equivalent to an annual charge of 0.00% of the average net assets in the Subaccounts. We guarantee that this charge will be no more than 0.60% annually for the first 10 Policy Years and no more than 0.30% for Policy Years 11+;

(2) estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.6 4 % of the Funds’ gross average daily net assets. The 0.6 4 % gross average Fund expense level assumes an equal allocation of amounts among the 18 Subaccounts available to new investors. We used annualized actual audited expenses incurred during 201 4 for the Funds to calculate the gross average annual expense level;

(3) the Premium Expense Charge (5% of all premium payments in the first 5 Policy Years and 2.5% of all Premiums paid thereafter) and Monthly Deductions using the current monthly policy fee; and

(4) the Surrender Charge per $1,000 of the initial Face Amount or each increase in Face Amount applied to surrenders during the Surrender Charge Period(s).

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the Separate Account are not reflected because we are not currently assessing such charges. If tax charges are deducted in the future, the Separate Account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular policy likely will be more or less than the hypothetical investment rates of return. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the policy’s monthly charges and other charges, the Funds’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the Funds.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed Insured's Age, gender, risk classification and desired policy features. Contact your registered representative or our Administrative Office. (See prospectus back cover – “Inquiries.”)

Transamerica JourneySM NY
Transamerica Financial Life Insurance Company
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATION
MALE INSURED AGE 35

Face Amount $100,000	Non-Smoker Class
Annual Premium $ 949.00	Level Death Benefit Option

Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of:			POLICY VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.64% (Net)	6.00% (Gross) 5.36% (Net)	10.00% (Gross) 9.36% (Net)	0% (Gross) -0.64% (Net)	6.00% (Gross) 5.36% (Net)	10.00% (Gross) 9.36% (Net)
1	100,000	100,000	100,000	147	181	204
2	100,000	100,000	100,000	277	355	409
3	100,000	100,000	100,000	394	526	621
4	100,000	100,000	100,000	1,075	1,285	1,444
5	100,000	100,000	100,000	1,744	2,078	2,335
6	100,000	100,000	100,000	2,424	2,930	3,327
7	100,000	100,000	100,000	3,094	3,822	4,407
8	100,000	100,000	100,000	3,755	4,759	5,585
9	100,000	100,000	100,000	4,406	5,739	6,866
10	100,000	100,000	100,000	5,042	6,761	8,257
15	100,000	100,000	100,000	7,983	12,609	17,326
20	100,000	100,000	100,000	10,492	19,919	31,346
25	100,000	100,000	100,000	12,523	29,185	53,400
30 (Age 65)	100,000	100,000	106,121	13,610	40,754	88,434
35 (Age 70)	100,000	100,000	165,213	13,183	55,322	143,663
40 (Age 75)	100,000	100,000	241,735	10,188	74,187	230,224
45 (Age 80)	100,000	104,982	384,681	1,882	99,983	366,363
50 (Age 85)	*	140,807	605,641	*	134,102	576,801
55 (Age 90)	*	185,343	940,844	*	176,518	896,042
60 (Age 95)	*	231,199	1,390,818	*	231,199	1,390,818
65 (Age 100)	*	310,777	2,223,280	*	307,700	2,201,267
	CASH SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.64% (Net)		6.00% (Gross) 5.36% (Net)		10.00% (Gross) 9.36% (Net)
1	-		-		-
2	-		-		-
3	-		-		-
4	-		149		308
5	608		942		1,199
6	1,299		1,805		2,203
7	2,071		2,800		3,385
8	2,847		3,850		4,676
9	3,611		4,943		6,071
10	4,360		6,079		7,576
15	7,983		12,609		17,326
20	10,492		19,919		31,346
25	12,523		29,185		53,400
30 (Age 65)	13,610		40,754		88,434
35 (Age 70)	13,183		55,322		143,663
40 (Age 75)	10,188		74,187		230,224
45 (Age 80)	1,882		99,983		366,363
50 (Age 85)	*		134,102		576,801
55 (Age 90)	*		176,518		896,042
60 (Age 95)	*		231,199		1,390,818
65 (Age 100)	*		307,700		2,201,267

* In the absence of an additional payment, the policy would Lapse.

Transamerica JourneySM NY
Transamerica Financial Life Insurance Company
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE INSURED AGE 35

Face Amount $100,000	Non-Smoker Class
Annual Premium $ 949.00	Level Death Benefit Option

Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of:			POLICY VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.64% (Net)	6.00% (Gross) 5.36% (Net)	10.00% (Gross) 9.36% (Net)	0% (Gross) -0.64% (Net)	6.00% (Gross) 5.36% (Net)	10.00% (Gross) 9.36% (Net)
1	100,000	100,000	100,000	31	61	82
2	100,000	100,000	100,000	55	120	165
3	100,000	100,000	100,000	75	176	250
4	100,000	100,000	100,000	658	814	933
5	100,000	100,000	100,000	1,227	1,476	1,668
6	100,000	100,000	100,000	1,781	2,161	2,460
7	100,000	100,000	100,000	2,317	2,867	3,310
8	100,000	100,000	100,000	2,833	3,594	4,221
9	100,000	100,000	100,000	3,327	4,341	5,197
10	100,000	100,000	100,000	3,797	5,104	6,241
15	100,000	100,000	100,000	5,857	9,334	12,876
20	100,000	100,000	100,000	7,263	14,192	22,613
25	100,000	100,000	100,000	7,367	19,235	36,733
30 (Age 65)	100,000	100,000	100,000	5,392	23,933	57,811
35 (Age 70)	*	100,000	104,543	*	27,140	90,907
40 (Age 75)	*	100,000	149,919	*	26,938	142,780
45 (Age 80)	*	100,000	233,414	*	17,521	222,299
50 (Age 85)	*	*	357,505	*	*	340,481
55 (Age 90)	*	*	537,397	*	*	511,807
60 (Age 95)	*	*	770,349	*	*	770,349
65 (Age 100)	*	*	1,205,245	*	*	1,193,311
CASH SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of:
End of Policy Year	0% (Gross) -0.64% (Net)		6.00% (Gross) 5.36% (Net)		10.00% (Gross) 9.36% (Net)
1	-		-		-
2	-		-		-
3	-		-		-
4	-		-		-
5	91		340		532
6	656		1,036		1,335
7	1,295		1,845		2,287
8	1,924		2,686		3,312
9	2,532		3,545		4,402
10	3,115		4,423		5,559
15	5,857		9,334		12,876
20	7,263		14,192		22,613
25	7,367		19,235		36,733
30 (Age 65)	5,392		23,933		57,811
35 (Age 70)	*		27,140		90,907
40 (Age 75)	*		26,938		142,780
45 (Age 80)	*		17,521		222,299
50 (Age 85)	*		*		340,481
55 (Age 90)	*		*		511,807
60 (Age 95)	*		*		770,349
65 (Age 100)	*		*		1,193,311

* In the absence of an additional payment, the policy would Lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy Values could vary over time under different sets of assumptions, we will provide you upon request, with certain personalized hypothetical illustrations showing the Death Benefit, Cash Surrender Value and Policy Value. These hypothetical illustrations will be based on the Age and insurance risk characteristics of the insured persons under your Policy and such factors as the Face Amount band, Death Benefit option, Premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or Policy Value. We currently do not charge for these illustrations but we reserve the right to charge up to $25 if we provide more than one illustration in a Policy Year.

Inquiries

To learn more about the Policy, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send your request to our Mailing Address at:

Transamerica Financial Life Insurance Company
4333 Edgewood Rd NE
Cedar Rapids Iowa 52499

Telephone: 1-800-322-7353
Facsimile: 1-727-299-1620 (1-727-299-1648 for Subaccount Transfers only)
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-192820 /811-8878

05 /201 5

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 5

STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA JOURNEYSM NY
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
1-800-322-7353
http://www.tflic.com/ny

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TRANSAMERICA JOURNEYSM NY flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 201 5 by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to our mailing address, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products Funds– Service Class 2, and the American Funds Insurance Series ˗ Class 2.

Table of Contents

Contents

The Policy – General Provisions	1
Ownership Rights	1
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age or Gender	2
Modifying the Policy	2
Mixed and Shared Funding	2
Addition, Deletion, or Substitution of Portfolios	3
Death Benefit	3
Additional Information	3
Additional Information about Transamerica Financial Life and the Separate Account	3
Legal Matters	4
Personalized Illustrations of Policy Benefits	4
Sale of the Policies	4
Reports to Owners	5
Records	5
Independent Registered Public Accounting Firm	5
Experts	5
Underwriters	5
Underwriting Standards	5
Performance Data	6
Other Performance Data in Advertising Sales Literature	6
Transamerica Financial Life’s Published Ratings	6
Financial Statements	6
TFLIC Series Life Account	S-1
Transamerica Financial Life Insurance Company	G-1

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Financial Life Insurance Company (“Transamerica Financial ”) and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).
	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

1

Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date.  For any portion of the face amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in face amount that requires evidence of insurability beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any loan balance amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.  For any portion of the face amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in face amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges and any monthly expense charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and monthly expense charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

The portfolios may serve as investment vehicles for variable life insurance policies, variable annuity contracts and retirement plans (“mixed funding”) and shares of the portfolios also may be sold to separate accounts of other insurance companies (“shared funding”).  While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the portfolios serve as investments might at some time be in conflict.  The Company and each portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take.  Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts.  In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.  Please read the prospectuses for the portfolios, which discuss the portfolios’ risks regarding mixed and shared funding, as applicable.

2

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Death Benefit

To qualify as “life insurance” under the federal tax laws, the Policy must provide a minimum death benefit.  The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” test limits the dollar amount of payments you may make under a Policy. There are no legal limits on the amount of premium payments under the “cash value accumulation” test, although we may apply our own limits.  The factors used to determine the minimum death benefit applicable to a given policy value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the policy value as of the date of the insured’s death by a limitation percentage for the insured’s age.  Under the cash value accumulation test, the policy value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Transamerica Financial Life and the Separate Account

Transamerica Financial is a stock life insurance company that is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Transamerica Financial Life's home office is located at 440 Mamaroneck Avenue, Harrison, New York 10528 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

3

Transamerica Financial was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Financial is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica Financial submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Financial established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Financial, as well as for other purposes permitted by law.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica Financial and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of TFLIC Series Life Account and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios’ prospectuses for greater detail on this subject.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Arthur D. Woods, Esq., Vice President of Transamerica Financial Life Insurance Company.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or policy value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the Policies.  TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Transamerica Financial and, like Transamerica Financial, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

During fiscal years 2014, 2013 and 2012, the amounts paid to TCI in connection with all Policies sold through the separate account were $623,027.97, $650,620.70, and $692,249.44, respectively. TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions. Our parent company provides capital distributions to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

4

We and/or TCI or Transamerica Financial Advisors, Inc. (“TFA”) may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current policy value	>	any activity since the last report
>	the current cash surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	loan balances	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

    The statement of operations and change in net assets  of the separate account at December 31, 2013 and for the periods  December 31, 2013 and before disclosed in the financial statements, and the statutory-basis balance sheet of Transamerica Premier Life Insurance Company at December 31, 2013 and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the two years in the period ended, appearing herein, have been audited by Ernst & Young, LLP, 01 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, and the financial statements for the period ended December 31, 2014 have been audited by PricewaterhouseCoopers, 1 Wacker Drive, Chicago, IL 60606, each an independent Registered Public Accounting Firm, as set forth in each firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of each firm as an expert in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Randall C. Wright, Assistant Vice President and Actuary of Transamerica Financial, as stated in the opinion filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, age of insured on the Policy date, age of insured at the time of any increase in face amount, face amount band, length of time from the Policy date or from the date of any requested increase in face amount, and underwriting class.  We currently place insureds into the following underwriting classes of risk:

•	Select Non-Smoker
•	Preferred Non-Smoker
•	Standard Non-Smoker
•	Preferred Smoker
•	Standard Smoker
•	Juvenile

5

The preferred classes of risk are not available for Policies issued with a face amount at a level for which our underwriting requirements do not require a blood test.  We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g.,Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

Transamerica Financial Life’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch, Inc. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Financial Statements

Transamerica Financial’s statutory-basis financial statements and schedules, which include the Reports of Independent Registered Public Accounting Firms, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the Separate Account's financial statements, and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Financial's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the Separate Account.

Transamerica Financial's statutory-basis financial statements and schedules as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

                The separate account’s financial statements for the period ended December 31, 2014, which include the Reports of Independent Registered Public Accounting Firms, also appear on the following pages.

6

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of
TFLIC Series Life Account of
Transamerica Financial Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities  and the related statement of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts of TFLIC Series Life Account (the "Separate Account") sponsored by Transamerica Financial Life Insurance Company at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the period then ended and the financial highlights in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management.  Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Chicago, IL
April 24, 2015

The Board of Directors and Contract Owners
Of Transamerica Financial Life Insurance Company
TFLIC Series Life Account

We have audited the accompanying statement of operations and changes in net assets of the subaccounts of Transamerica Financial Life Insurance Company TFLIC Series Life Account (the Separate Account), comprised of subaccounts as listed in the accompanying statement of operations and changes in net assets for the period ended December 31, 2013. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in net assets of each of the respective subaccounts of Transamerica Financial Life Insurance Company TFLIC Series Life Account, for the period ended  December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst& Young LLP

Des Moines, Iowa
April 24, 2014

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
AllianceBernstein Balanced Wealth Strategy Class B Shares	2,349.130	$28,671	$28,307	$2	$28,309	1,588	$17.389779	$18.157896
American Funds - Growth Class 2 Shares	0.385	30	31	-	31	3	1.082313	10.954905
American Funds - Growth-Income Class 2 Shares	-	-	-	-	-	-	1.075401	10.877831
American Funds - International Class 2 Shares	0.974	20	20	-	20	2	0.960304	9.720928
Fidelity® VIP Contrafund® Service Class 2	17,301.300	446,455	634,958	(13)	634,945	29,522	21.507229	21.532495
Fidelity® VIP Equity-Income Service Class 2	15,366.083	316,654	366,174	(2)	366,172	19,584	18.697140	18.719106
Fidelity® VIP Growth Opportunities Service Class 2	8,165.550	131,972	271,096	10	271,106	19,056	14.226866	14.243575
Fidelity® VIP Index 500 Service Class 2	4,346.090	767,387	895,381	(20)	895,361	42,761	20.400876	22.719692
Franklin Founding Funds Allocation Class 4 Shares	8,270.399	68,303	62,359	(1)	62,358	3,200	18.830673	19.662447
Access VP High Yield	1,450.448	42,255	42,542	(67)	42,475	2,492	16.854876	17.133239
ProFund VP Asia 30	3,082.070	158,113	169,699	(45)	169,654	15,808	8.757552	17.204389
ProFund VP Basic Materials	1,251.913	70,247	70,182	(11)	70,171	6,616	10.250201	19.391917
ProFund VP Bull	133.995	4,560	5,523	(4)	5,519	305	15.863674	20.576926
ProFund VP Consumer Services	2,395.241	114,544	153,655	(1)	153,654	6,596	21.524731	30.138980
ProFund VP Emerging Markets	4,047.785	103,141	93,180	-	93,180	14,172	6.566699	13.814856
ProFund VP Europe 30	437.127	10,595	10,207	(5)	10,202	925	9.124331	14.829172
ProFund VP Falling U.S. Dollar	466.556	12,810	11,328	(5)	11,323	1,567	7.159578	7.909637
ProFund VP Financials	5,288.027	113,602	166,731	(13)	166,718	15,458	10.287687	16.949492
ProFund VP International	781.556	16,407	15,756	(9)	15,747	1,803	8.326993	14.038849
ProFund VP Japan	2,446.096	29,563	25,268	(10)	25,258	2,512	9.726549	15.409030
ProFund VP Mid-Cap	7,801.801	257,045	245,601	(5)	245,596	15,320	15.723446	23.734155
ProFund VP Money Market	72,687.410	72,687	72,687	-	72,687	7,297	9.134387	10.067458
ProFund VP NASDAQ-100	14,983.036	481,846	515,566	(5)	515,561	21,251	23.970143	28.166083
ProFund VP Oil & Gas	8,934.711	429,305	398,041	(54)	397,987	39,340	9.524150	14.475619
ProFund VP Pharmaceuticals	5,336.914	178,879	207,553	(8)	207,545	10,056	19.584149	23.296954
ProFund VP Precious Metals	7,340.043	187,155	131,607	3	131,610	31,850	3.297584	8.056884
ProFund VP Short Emerging Markets	5,576.447	69,809	70,207	2	70,209	14,445	2.820785	4.908270
ProFund VP Short International	165.362	2,197	2,186	(1)	2,185	459	3.145129	4.811323
ProFund VP Short NASDAQ-100	748.950	15,436	14,642	-	14,642	6,614	1.792327	2.350869
ProFund VP Short Small-Cap	2,813.852	58,419	54,786	(7)	54,779	23,546	1.787959	2.382381
ProFund VP Small-Cap	3,530.227	123,415	113,532	4	113,536	6,965	15.829450	21.926223
ProFund VP Small-Cap Value	1,705.723	70,636	72,186	(9)	72,177	4,361	16.323411	22.323962
ProFund VP Telecommunications	3,868.270	32,213	32,958	-	32,958	2,130	12.157900	16.102321
ProFund VP U.S. Government Plus	7,500.920	159,836	180,847	(3)	180,844	10,755	15.110212	17.054836
ProFund VP UltraNASDAQ-100	2,527.622	149,915	176,858	(2)	176,856	7,924	22.005092	22.470823
ProFund VP UltraSmall-Cap	2,674.262	50,938	57,122	(2)	57,120	3,037	16.368068	37.278282
ProFund VP Utilities	2,884.303	112,445	125,294	(6)	125,288	8,621	13.961568	18.665963
TA Aegon Active Asset Allocation - Conservative Initial Class	2,955.436	31,685	32,066	1	32,067	2,816	11.209925	11.577336
TA Aegon Active Asset Allocation - Moderate Initial Class	6,509.810	72,889	76,035	(1)	76,034	6,448	11.557226	11.936043
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	111,768.546	1,147,215	1,307,692	1	1,307,693	108,356	11.842345	12.230516
TA Aegon High Yield Bond Initial Class	73,060.237	603,455	588,135	(3)	588,132	28,261	18.608705	21.052458
TA Aegon Money Market Initial Class	669,962.030	669,962	669,962	6	669,968	57,512	9.159226	11.810403
See accompanying notes.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Statements of Assets and Liabilities
December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Aegon U.S. Government Securities Initial Class	4,735.440	$59,113	$57,583	$-	$57,583	3,905	$12.171439	$15.209056
TA AllianceBernstein Dynamic Allocation Initial Class	4,042.646	32,779	38,567	(6)	38,561	2,248	15.563338	17.624834
TA Asset Allocation - Conservative Initial Class	55,894.563	558,286	617,635	(2)	617,633	34,963	15.856775	17.762239
TA Asset Allocation - Growth Initial Class	1,832,918.412	16,469,885	20,785,295	(18)	20,785,277	1,099,543	18.013622	19.033848
TA Asset Allocation - Moderate Initial Class	397,941.430	4,254,616	4,838,968	(14)	4,838,954	260,348	16.822709	18.757464
TA Asset Allocation - Moderate Growth Initial Class	1,651,766.406	18,274,574	21,043,504	1	21,043,505	1,113,628	17.685057	19.101922
TA Barrow Hanley Dividend Focused Initial Class	73,253.032	1,245,208	1,555,894	(7)	1,555,887	66,884	19.773533	24.091847
TA BlackRock Global Allocation Initial Class	13,426.272	134,692	133,189	(1)	133,188	11,471	11.394222	11.718020
TA BlackRock Tactical Allocation Initial Class	62,867.103	691,778	687,137	1	687,138	55,599	12.105541	12.449484
TA Clarion Global Real Estate Securities Initial Class	83,447.607	949,651	1,089,826	(1)	1,089,825	31,292	19.541380	40.181810
TA International Moderate Growth Initial Class	125,776.315	1,077,974	1,222,546	(4)	1,222,542	106,232	11.254545	16.089597
TA Janus Balanced Initial Class	13,546.063	153,618	184,226	(54)	184,172	14,014	12.811857	13.361303
TA Jennison Growth Initial Class	43,360.497	447,500	457,020	(2)	457,018	25,255	17.612966	18.255605
TA JPMorgan Core Bond Initial Class	46,720.698	603,489	608,303	1	608,304	31,123	13.329445	20.952402
TA JPMorgan Enhanced Index Initial Class	13,134.107	206,158	243,244	(1)	243,243	11,159	20.905123	23.483867
TA JPMorgan Mid Cap Value Initial Class	16,714.075	229,382	379,075	1	379,076	11,448	26.216008	33.465924
TA JPMorgan Tactical Allocation Initial Class	91,542.281	1,160,946	1,280,677	-	1,280,677	59,124	12.866547	22.768614
TA MFS International Equity Initial Class	177,892.340	1,212,274	1,456,938	(4)	1,456,934	105,159	11.192887	17.396834
TA Morgan Stanley Capital Growth Initial Class	130,050.214	1,540,303	2,039,187	(4)	2,039,183	72,160	22.519513	28.447975
TA Morgan Stanley Mid-Cap Growth Initial Class	263,103.135	7,275,493	9,337,530	(54)	9,337,476	458,293	20.035221	27.074194
TA Multi-Managed Balanced Initial Class	71,627.349	866,224	1,000,634	(4)	1,000,630	43,198	21.825560	23.309843
TA PIMCO Tactical - Balanced Initial Class	10,980.648	121,500	131,768	-	131,768	10,585	12.040759	12.621487
TA PIMCO Tactical - Conservative Initial Class	13,897.005	148,982	160,510	(1)	160,509	13,658	11.500410	12.055096
TA PIMCO Tactical - Growth Initial Class	32,774.565	356,404	381,824	2	381,826	31,425	11.773108	12.340978
TA PIMCO Total Return Initial Class	26,430.444	310,314	308,443	1	308,444	19,414	13.865084	17.018444
TA Systematic Small/Mid Cap Value Initial Class	220,243.556	4,497,361	4,995,124	(43)	4,995,081	160,333	28.195926	31.412817
TA T. Rowe Price Small Cap Initial Class	93,873.439	1,146,781	1,378,062	(2)	1,378,060	48,312	28.262584	30.891290
TA Torray Concentrated Growth Initial Class	16,684.663	361,752	357,886	-	357,886	14,270	24.359424	25.435652
TA Vanguard ETF - Balanced Initial Class	697.233	7,831	8,311	(4)	8,307	557	13.062514	16.093044
TA Vanguard ETF - Conservative Initial Class	-	-	-	-	-	-	1.028058	10.321506
TA Vanguard ETF - Growth Initial Class	15,507.737	165,028	168,104	(8)	168,096	11,899	13.248671	18.146364
TA WMC US Growth Initial Class	455,895.805	11,273,718	15,418,396	(10)	15,418,386	692,624	20.190782	22.598750
See accompanying notes.

Transamerica Financial Life Insurance Company
                TFLIC Series Life Account
Statement of Operations and Change in Net Assets

                   Years Ended December 31, 2013 and 2014, Except as Noted

	AllianceBernstein Balanced Wealth Strategy Class B Shares	American Funds - Growth Class 2 Shares	American Funds - Growth-Income Class 2 Shares	American Funds - International Class 2 Shares	Fidelity® VIP Contrafund® Service Class 2
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount
Net Assets as of January 1, 2013:	$ 15,943	$ -	$ -	$ -	$ 470,688

Investment Income:
Reinvested Dividends	486	-	-	-	4,521
Investment Expense:
Mortality and Expense Risk and Administrative Charges	205	-	-	-	4,741
Net Investment Income (Loss)	281	-	-	-	(220)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	158
Realized Gain (Loss) on Investments	192	-	-	-	9,035
Net Realized Capital Gains (Losses) on Investments	192	-	-	-	9,193
Net Change in Unrealized Appreciation (Depreciation)	2,247	-	-	-	128,617
Net Gain (Loss) on Investment	2,439	-	-	-	137,810

Net Increase (Decrease) in Net Assets Resulting from Operations	2,720	-	-	-	137,590

Increase (Decrease) in Net Assets from Contract Transactions	5,005	-	-	-	(8,724)

Total Increase (Decrease) in Net Assets	7,725	-	-	-	128,866

Net Assets as of December 31, 2013:	$ 23,668	$ -	$ -	$ -	$ 599,554

Investment Income:
Reinvested Dividends	638	-	-	-	4,531
Investment Expense:
Mortality and Expense Risk and Administrative Charges	273	-	-	-	5,499
Net Investment Income (Loss)	365	-	-	-	(968)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,080	-	-	-	12,617
Realized Gain (Loss) on Investments	108	-	-	-	18,814
Net Realized Capital Gains (Losses) on Investments	4,188	-	-	-	31,431
Net Change in Unrealized Appreciation (Depreciation)	(3,015)	1	-	-	31,392
Net Gain (Loss) on Investment	1,173	1	-	-	62,823

Net Increase (Decrease) in Net Assets Resulting from Operations	1,538	1	-	-	61,855

Increase (Decrease) in Net Assets from Contract Transactions	3,103	30	-	20	(26,464)

Total Increase (Decrease) in Net Assets	4,641	31	-	20	35,391

Net Assets as of December 31, 2014:	$ 28,309	$ 31	$ -	$ 20	$ 634,945
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                         TFLIC Series Life Account
Statement of Operations and Change in Net Assets

                          Years Ended December 31, 2013 and 2014, Except as Noted

	Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Index 500 Service Class 2	Franklin Founding Funds Allocation Class 4 Shares	Access VP High Yield
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 289,940	$ 180,802	$ 278,668	$ 6,557	$ 26,124

Investment Income:
Reinvested Dividends	7,475	97	7,857	5,473	1,423
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,896	1,872	4,245	317	512
Net Investment Income (Loss)	4,579	(1,775)	3,612	5,156	911

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	22,007	112	3,609	9,063	1,019
Realized Gain (Loss) on Investments	516	9,497	16,280	(1,025)	669
Net Realized Capital Gains (Losses) on Investments	22,523	9,609	19,889	8,038	1,688
Net Change in Unrealized Appreciation (Depreciation)	48,102	56,328	81,331	(7,107)	1,972
Net Gain (Loss) on Investment	70,625	65,937	101,220	931	3,660

Net Increase (Decrease) in Net Assets Resulting from Operations	75,204	64,162	104,832	6,087	4,571

Increase (Decrease) in Net Assets from Contract Transactions	(15,840)	(7,535)	133,391	41,800	60,398

Total Increase (Decrease) in Net Assets	59,364	56,627	238,223	47,887	64,969

Net Assets as of December 31, 2013:	$ 349,304	$ 237,429	$ 516,891	$ 54,444	$ 91,093

Investment Income:
Reinvested Dividends	9,601	16	12,498	1,734	3,037
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,244	2,225	6,492	553	767
Net Investment Income (Loss)	6,357	(2,209)	6,006	1,181	2,270

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,114	187	787	54	1,011
Realized Gain (Loss) on Investments	6,817	6,535	35,796	(940)	654
Net Realized Capital Gains (Losses) on Investments	11,931	6,722	36,583	(886)	1,665
Net Change in Unrealized Appreciation (Depreciation)	8,105	21,999	19,872	637	(2,601)
Net Gain (Loss) on Investment	20,036	28,721	56,455	(249)	(936)

Net Increase (Decrease) in Net Assets Resulting from Operations	26,393	26,512	62,461	932	1,334

Increase (Decrease) in Net Assets from Contract Transactions	(9,525)	7,165	316,009	6,982	(49,952)

Total Increase (Decrease) in Net Assets	16,868	33,677	378,470	7,914	(48,618)

Net Assets as of December 31, 2014:	$ 366,172	$ 271,106	$ 895,361	$ 62,358	$ 42,475
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                        TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                      Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 101,535	$ 108,135	$ 1,754	$ 75,956	$ 168,810

Investment Income:
Reinvested Dividends	71	943	-	232	1,006
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,473	814	22	1,086	1,819
Net Investment Income (Loss)	(1,402)	129	(22)	(854)	(813)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	22	264	-
Realized Gain (Loss) on Investments	(2,429)	3,107	39	13,338	(40,588)
Net Realized Capital Gains (Losses) on Investments	(2,429)	3,107	61	13,602	(40,588)
Net Change in Unrealized Appreciation (Depreciation)	22,691	7,214	481	20,110	(2,312)
Net Gain (Loss) on Investment	20,262	10,321	542	33,712	(42,900)

Net Increase (Decrease) in Net Assets Resulting from Operations	18,860	10,450	520	32,858	(43,713)

Increase (Decrease) in Net Assets from Contract Transactions	97,919	(42,790)	215	21,869	(33,474)

Total Increase (Decrease) in Net Assets	116,779	(32,340)	735	54,727	(77,187)

Net Assets as of December 31, 2013:	$ 218,314	$ 75,795	$ 2,489	$ 130,683	$ 91,623

Investment Income:
Reinvested Dividends	127	555	-	-	267
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,977	818	44	1,486	1,072
Net Investment Income (Loss)	(1,850)	(263)	(44)	(1,486)	(805)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	73	152	-
Realized Gain (Loss) on Investments	5,884	7,141	65	7,447	2,412
Net Realized Capital Gains (Losses) on Investments	5,884	7,141	138	7,599	2,412
Net Change in Unrealized Appreciation (Depreciation)	(11,365)	(9,144)	383	9,766	(10,067)
Net Gain (Loss) on Investment	(5,481)	(2,003)	521	17,365	(7,655)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,331)	(2,266)	477	15,879	(8,460)

Increase (Decrease) in Net Assets from Contract Transactions	(41,329)	(3,358)	2,553	7,092	10,017

Total Increase (Decrease) in Net Assets	(48,660)	(5,624)	3,030	22,971	1,557

Net Assets as of December 31, 2014:	$ 169,654	$ 70,171	$ 5,519	$ 153,654	$ 93,180

See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                       Statement of Operations and Change in Net Assets

                             Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials	ProFund VP International	ProFund VP Japan
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 10,221	$ 23,979	$ 74,269	$ 36,609	$ 8,781

Investment Income:
Reinvested Dividends	89	-	455	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	559	189	1,148	211	239
Net Investment Income (Loss)	(470)	(189)	(693)	(211)	(239)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	1,129	-
Realized Gain (Loss) on Investments	(5,809)	(269)	2,294	2,542	3,686
Net Realized Capital Gains (Losses) on Investments	(5,809)	(269)	2,294	3,671	3,686
Net Change in Unrealized Appreciation (Depreciation)	885	546	29,098	319	8,736
Net Gain (Loss) on Investment	(4,924)	277	31,392	3,990	12,422

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,394)	88	30,699	3,779	12,183

Increase (Decrease) in Net Assets from Contract Transactions	3,865	47,360	40,916	(22,557)	59,839

Total Increase (Decrease) in Net Assets	(1,529)	47,448	71,615	(18,778)	72,022

Net Assets as of December 31, 2013:	$ 8,692	$ 71,427	$ 145,884	$ 17,831	$ 80,803

Investment Income:
Reinvested Dividends	139	-	304	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	266	107	1,467	166	173
Net Investment Income (Loss)	(127)	(107)	(1,163)	(166)	(173)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	1,565	6,987
Realized Gain (Loss) on Investments	1,717	(632)	4,309	61	6,770
Net Realized Capital Gains (Losses) on Investments	1,717	(632)	4,309	1,626	13,757
Net Change in Unrealized Appreciation (Depreciation)	(1,510)	(1,478)	15,100	(3,055)	(14,141)
Net Gain (Loss) on Investment	207	(2,110)	19,409	(1,429)	(384)

Net Increase (Decrease) in Net Assets Resulting from Operations	80	(2,217)	18,246	(1,595)	(557)

Increase (Decrease) in Net Assets from Contract Transactions	1,430	(57,887)	2,588	(489)	(54,988)

Total Increase (Decrease) in Net Assets	1,510	(60,104)	20,834	(2,084)	(55,545)

Net Assets as of December 31, 2014:	$ 10,202	$ 11,323	$ 166,718	$ 15,747	$ 25,258
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                          Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Mid-Cap	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 245,137	$ 50,053	$ 180,562	$ 195,919	$ 45,557

Investment Income:
Reinvested Dividends	-	32	-	977	1,502
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,682	1,355	1,245	2,236	854
Net Investment Income (Loss)	(2,682)	(1,323)	(1,245)	(1,259)	648

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	17,418	-	-	8,673	4,075
Realized Gain (Loss) on Investments	54,063	-	248	4,776	4,165
Net Realized Capital Gains (Losses) on Investments	71,481	-	248	13,449	8,240
Net Change in Unrealized Appreciation (Depreciation)	4,867	-	40,852	34,546	9,239
Net Gain (Loss) on Investment	76,348	-	41,100	47,995	17,479

Net Increase (Decrease) in Net Assets Resulting from Operations	73,666	(1,323)	39,855	46,736	18,127

Increase (Decrease) in Net Assets from Contract Transactions	(148,013)	225,362	(58,041)	7,220	38,383

Total Increase (Decrease) in Net Assets	(74,347)	224,039	(18,186)	53,956	56,510

Net Assets as of December 31, 2013:	$ 170,790	$ 274,092	$ 162,376	$ 249,875	$ 102,067

Investment Income:
Reinvested Dividends	-	24	-	1,350	1,264
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,868	974	2,736	3,000	1,802
Net Investment Income (Loss)	(2,868)	(950)	(2,736)	(1,650)	(538)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	61,396	-	6,890	21,841	6,309
Realized Gain (Loss) on Investments	(11,137)	-	41,712	17,979	4,653
Net Realized Capital Gains (Losses) on Investments	50,259	-	48,602	39,820	10,962
Net Change in Unrealized Appreciation (Depreciation)	(34,217)	-	(543)	(59,284)	15,193
Net Gain (Loss) on Investment	16,042	-	48,059	(19,464)	26,155

Net Increase (Decrease) in Net Assets Resulting from Operations	13,174	(950)	45,323	(21,114)	25,617

Increase (Decrease) in Net Assets from Contract Transactions	61,632	(200,455)	307,862	169,226	79,861

Total Increase (Decrease) in Net Assets	74,806	(201,405)	353,185	148,112	105,478

Net Assets as of December 31, 2014:	$ 245,596	$ 72,687	$ 515,561	$ 397,987	$ 207,545
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                       Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 127,431	$ 1,365	$ -	$ 14,469	$ 28,776

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,468	189	198	219	543
Net Investment Income (Loss)	(1,468)	(189)	(198)	(219)	(543)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(73,239)	(290)	(2,846)	(3,306)	(14,546)
Net Realized Capital Gains (Losses) on Investments	(73,239)	(290)	(2,846)	(3,306)	(14,546)
Net Change in Unrealized Appreciation (Depreciation)	(5,104)	(1,059)	(3,333)	(5,365)	(7,172)
Net Gain (Loss) on Investment	(78,343)	(1,349)	(6,179)	(8,671)	(21,718)

Net Increase (Decrease) in Net Assets Resulting from Operations	(79,811)	(1,538)	(6,377)	(8,890)	(22,261)

Increase (Decrease) in Net Assets from Contract Transactions	128,665	34,717	42,893	25,125	68,391

Total Increase (Decrease) in Net Assets	48,854	33,179	36,516	16,235	46,130

Net Assets as of December 31, 2013:	$ 176,285	$ 34,544	$ 36,516	$ 30,704	$ 74,906

Investment Income:
Reinvested Dividends	-	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,668	368	164	132	456
Net Investment Income (Loss)	(1,668)	(368)	(164)	(132)	(456)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	-
Realized Gain (Loss) on Investments	(5,761)	(9,883)	(2,855)	(7,229)	(9,131)
Net Realized Capital Gains (Losses) on Investments	(5,761)	(9,883)	(2,855)	(7,229)	(9,131)
Net Change in Unrealized Appreciation (Depreciation)	(42,678)	1,550	3,322	4,534	4,638
Net Gain (Loss) on Investment	(48,439)	(8,333)	467	(2,695)	(4,493)

Net Increase (Decrease) in Net Assets Resulting from Operations	(50,107)	(8,701)	303	(2,827)	(4,949)

Increase (Decrease) in Net Assets from Contract Transactions	5,432	44,366	(34,634)	(13,235)	(15,178)

Total Increase (Decrease) in Net Assets	(44,675)	35,665	(34,331)	(16,062)	(20,127)

Net Assets as of December 31, 2014:	$ 131,610	$ 70,209	$ 2,185	$ 14,642	$ 54,779
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                       Statement of Operations and Change in Net Assets

                          Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraNASDAQ-100
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 250,146	$ 223,956	$ 21,805	$ 102,235	$ 58,404

Investment Income:
Reinvested Dividends	-	498	1,463	136	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,186	1,369	415	635	359
Net Investment Income (Loss)	(1,186)	(871)	1,048	(499)	(359)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,234	-	2,213	5,449	-
Realized Gain (Loss) on Investments	16,249	38,362	(2,237)	(23,306)	6,227
Net Realized Capital Gains (Losses) on Investments	18,483	38,362	(24)	(17,857)	6,227
Net Change in Unrealized Appreciation (Depreciation)	27,255	17,501	343	(7,102)	18,905
Net Gain (Loss) on Investment	45,738	55,863	319	(24,959)	25,132

Net Increase (Decrease) in Net Assets Resulting from Operations	44,552	54,992	1,367	(25,458)	24,773

Increase (Decrease) in Net Assets from Contract Transactions	(51,221)	(73,149)	4,664	(27,325)	(8,805)

Total Increase (Decrease) in Net Assets	(6,669)	(18,157)	6,031	(52,783)	15,968

Net Assets as of December 31, 2013:	$ 243,477	$ 205,799	$ 27,836	$ 49,452	$ 74,372

Investment Income:
Reinvested Dividends	-	-	1,026	242	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,181	790	426	1,410	927
Net Investment Income (Loss)	(1,181)	(790)	600	(1,168)	(927)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	36,102	5,674	-	-	-
Realized Gain (Loss) on Investments	11,066	22,580	71	16,610	18,917
Net Realized Capital Gains (Losses) on Investments	47,168	28,254	71	16,610	18,917
Net Change in Unrealized Appreciation (Depreciation)	(43,013)	(23,181)	(1,013)	30,136	9,263
Net Gain (Loss) on Investment	4,155	5,073	(942)	46,746	28,180

Net Increase (Decrease) in Net Assets Resulting from Operations	2,974	4,283	(342)	45,578	27,253

Increase (Decrease) in Net Assets from Contract Transactions	(132,915)	(137,905)	5,464	85,814	75,231

Total Increase (Decrease) in Net Assets	(129,941)	(133,622)	5,122	131,392	102,484

Net Assets as of December 31, 2014:	$ 113,536	$ 72,177	$ 32,958	$ 180,844	$ 176,856
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                      Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP UltraSmall-Cap	ProFund VP Utilities	TA Aegon Active Asset Allocation - Conservative Initial Class	TA Aegon Active Asset Allocation - Moderate Initial Class	TA Aegon Active Asset Allocation - Moderate Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 33,475	$ 37,678	$ 39,931	$ 18,838	$ 945,092

Investment Income:
Reinvested Dividends	-	2,749	837	244	10,253
Investment Expense:
Mortality and Expense Risk and Administrative Charges	440	884	493	312	10,440
Net Investment Income (Loss)	(440)	1,865	344	(68)	(187)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	840	232	-
Realized Gain (Loss) on Investments	14,839	(5,504)	3,216	833	16,874
Net Realized Capital Gains (Losses) on Investments	14,839	(5,504)	4,056	1,065	16,874
Net Change in Unrealized Appreciation (Depreciation)	11,762	1,609	(774)	1,823	143,684
Net Gain (Loss) on Investment	26,601	(3,895)	3,282	2,888	160,558

Net Increase (Decrease) in Net Assets Resulting from Operations	26,161	(2,030)	3,626	2,820	160,371

Increase (Decrease) in Net Assets from Contract Transactions	9,398	15,219	(1,508)	17,961	139,363

Total Increase (Decrease) in Net Assets	35,559	13,189	2,118	20,781	299,734

Net Assets as of December 31, 2013:	$ 69,034	$ 50,867	$ 42,049	$ 39,619	$1,244,826

Investment Income:
Reinvested Dividends	-	922	377	528	11,521
Investment Expense:
Mortality and Expense Risk and Administrative Charges	772	979	380	639	12,714
Net Investment Income (Loss)	(772)	(57)	(3)	(111)	(1,193)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	11,932	-	1,256	1,673	55,898
Realized Gain (Loss) on Investments	3,870	6,730	866	359	30,521
Net Realized Capital Gains (Losses) on Investments	15,802	6,730	2,122	2,032	86,419
Net Change in Unrealized Appreciation (Depreciation)	(10,100)	11,585	(871)	542	(53,419)
Net Gain (Loss) on Investment	5,702	18,315	1,251	2,574	33,000

Net Increase (Decrease) in Net Assets Resulting from Operations	4,930	18,258	1,248	2,463	31,807

Increase (Decrease) in Net Assets from Contract Transactions	(16,844)	56,163	(11,230)	33,952	31,060

Total Increase (Decrease) in Net Assets	(11,914)	74,421	(9,982)	36,415	62,867

Net Assets as of December 31, 2014:	$ 57,120	$ 125,288	$ 32,067	$ 76,034	$1,307,693
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                             TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	TA Aegon High Yield Bond Initial Class	TA Aegon Money Market Initial Class	TA Aegon U.S. Government Securities Initial Class	TA AllianceBernstein Dynamic Allocation Initial Class	TA Asset Allocation - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 300,615	$ 742,986	$ 90,568	$ 44,384	$ 629,163

Investment Income:
Reinvested Dividends	20,381	37	841	426	20,831
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,822	6,542	733	361	5,818
Net Investment Income (Loss)	16,559	(6,505)	108	65	15,013

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	786	-	1,028
Realized Gain (Loss) on Investments	12,109	-	(3,657)	2,388	11,770
Net Realized Capital Gains (Losses) on Investments	12,109	-	(2,871)	2,388	12,798
Net Change in Unrealized Appreciation (Depreciation)	(12,046)	-	(629)	113	23,985
Net Gain (Loss) on Investment	63	-	(3,500)	2,501	36,783

Net Increase (Decrease) in Net Assets Resulting from Operations	16,622	(6,505)	(3,392)	2,566	51,796

Increase (Decrease) in Net Assets from Contract Transactions	34,109	(27,507)	41,018	(8,341)	(17,390)

Total Increase (Decrease) in Net Assets	50,731	(34,012)	37,626	(5,775)	34,406

Net Assets as of December 31, 2013:	$ 351,346	$ 708,974	$ 128,194	$ 38,609	$ 663,569

Investment Income:
Reinvested Dividends	29,691	35	2,274	418	16,734
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,415	6,074	500	350	5,603
Net Investment Income (Loss)	24,276	(6,039)	1,774	68	11,131

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	955	-	10,235
Realized Gain (Loss) on Investments	(746)	-	211	977	22,620
Net Realized Capital Gains (Losses) on Investments	(746)	-	1,166	977	32,855
Net Change in Unrealized Appreciation (Depreciation)	(14,529)	-	(537)	748	(35,909)
Net Gain (Loss) on Investment	(15,275)	-	629	1,725	(3,054)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,001	(6,039)	2,403	1,793	8,077

Increase (Decrease) in Net Assets from Contract Transactions	227,785	(32,967)	(73,014)	(1,841)	(54,013)

Total Increase (Decrease) in Net Assets	236,786	(39,006)	(70,611)	(48)	(45,936)

Net Assets as of December 31, 2014:	$ 588,132	$ 669,968	$ 57,583	$ 38,561	$ 617,633
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	TA Asset Allocation - Growth Initial Class	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Growth Initial Class	TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Global Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 16,272,552	$ 4,509,749	$ 17,388,106	$ 1,320,573	$ 61,363

Investment Income:
Reinvested Dividends	222,620	114,732	439,663	28,950	1,516
Investment Expense:
Mortality and Expense Risk and Administrative Charges	164,458	42,061	173,334	11,077	652
Net Investment Income (Loss)	58,162	72,671	266,329	17,873	864

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	924
Realized Gain (Loss) on Investments	(513,687)	(909)	58,218	121,715	1,394
Net Realized Capital Gains (Losses) on Investments	(513,687)	(909)	58,218	121,715	2,318
Net Change in Unrealized Appreciation (Depreciation)	4,620,808	479,795	2,870,805	166,983	5,221
Net Gain (Loss) on Investment	4,107,121	478,886	2,929,023	288,698	7,539

Net Increase (Decrease) in Net Assets Resulting from Operations	4,165,283	551,557	3,195,352	306,571	8,403

Increase (Decrease) in Net Assets from Contract Transactions	(34,817)	(154,617)	116,871	(428,707)	28,826

Total Increase (Decrease) in Net Assets	4,130,466	396,940	3,312,223	(122,136)	37,229

Net Assets as of December 31, 2013:	$ 20,403,018	$ 4,906,689	$ 20,700,329	$ 1,198,437	$ 98,592

Investment Income:
Reinvested Dividends	480,097	107,479	567,724	22,076	3,499
Investment Expense:
Mortality and Expense Risk and Administrative Charges	184,974	43,564	192,071	13,741	1,119
Net Investment Income (Loss)	295,123	63,915	375,653	8,335	2,380

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-	4,990
Realized Gain (Loss) on Investments	330,519	61,381	200,863	91,364	253
Net Realized Capital Gains (Losses) on Investments	330,519	61,381	200,863	91,364	5,243
Net Change in Unrealized Appreciation (Depreciation)	(252,640)	(36,507)	(233,934)	40,578	(6,552)
Net Gain (Loss) on Investment	77,879	24,874	(33,071)	131,942	(1,309)

Net Increase (Decrease) in Net Assets Resulting from Operations	373,002	88,789	342,582	140,277	1,071

Increase (Decrease) in Net Assets from Contract Transactions	9,257	(156,524)	594	217,173	33,525

Total Increase (Decrease) in Net Assets	382,259	(67,735)	343,176	357,450	34,596

Net Assets as of December 31, 2014:	$ 20,785,277	$ 4,838,954	$ 21,043,505	$ 1,555,887	$ 133,188
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                         TFLIC Series Life Account
                                                       Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	TA BlackRock Tactical Allocation Initial Class	TA Clarion Global Real Estate Securities Initial Class	TA International Moderate Growth Initial Class	TA Janus Balanced Initial Class	TA Jennison Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 44,509	$ 1,066,742	$ 1,028,191	$ 135,467	$ 236,735

Investment Income:
Reinvested Dividends	1,048	60,328	22,493	1,138	461
Investment Expense:
Mortality and Expense Risk and Administrative Charges	304	10,442	9,804	1,486	1,687
Net Investment Income (Loss)	744	49,886	12,689	(348)	(1,226)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,106	-	-	-	13,301
Realized Gain (Loss) on Investments	888	74,292	1,345	2,786	4,704
Net Realized Capital Gains (Losses) on Investments	1,994	74,292	1,345	2,786	18,005
Net Change in Unrealized Appreciation (Depreciation)	1,775	(89,919)	108,741	21,406	42,024
Net Gain (Loss) on Investment	3,769	(15,627)	110,086	24,192	60,029

Net Increase (Decrease) in Net Assets Resulting from Operations	4,513	34,259	122,775	23,844	58,803

Increase (Decrease) in Net Assets from Contract Transactions	4,105	(41,486)	43,207	(6,790)	(82,101)

Total Increase (Decrease) in Net Assets	8,618	(7,227)	165,982	17,054	(23,298)

Net Assets as of December 31, 2013:	$ 53,127	$ 1,059,515	$ 1,194,173	$ 152,521	$ 213,437

Investment Income:
Reinvested Dividends	13,785	16,354	27,505	1,184	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,247	10,047	10,804	1,704	3,003
Net Investment Income (Loss)	9,538	6,307	16,701	(520)	(3,003)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	19,212	-	-	-	24,308
Realized Gain (Loss) on Investments	1,036	25,372	15,741	7,045	29,146
Net Realized Capital Gains (Losses) on Investments	20,248	25,372	15,741	7,045	53,454
Net Change in Unrealized Appreciation (Depreciation)	(6,182)	94,782	(49,161)	4,792	(27,875)
Net Gain (Loss) on Investment	14,066	120,154	(33,420)	11,837	25,579

Net Increase (Decrease) in Net Assets Resulting from Operations	23,604	126,461	(16,719)	11,317	22,576

Increase (Decrease) in Net Assets from Contract Transactions	610,407	(96,151)	45,088	20,334	221,005

Total Increase (Decrease) in Net Assets	634,011	30,310	28,369	31,651	243,581

Net Assets as of December 31, 2014:	$ 687,138	$ 1,089,825	$ 1,222,542	$ 184,172	$ 457,018
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                       Statement of Operations and Change in Net Assets

                          Years Ended December 31, 2013 and 2014, Except as Noted

	TA JPMorgan Core Bond Initial Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Tactical Allocation Initial Class	TA MFS International Equity Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 665,830	$ 155,812	$ 291,723	$ 1,276,211	$ 1,402,161

Investment Income:
Reinvested Dividends	17,861	1,367	1,600	13,120	17,183
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,692	1,849	2,951	10,077	14,230
Net Investment Income (Loss)	12,169	(482)	(1,351)	3,043	2,953

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	1,422	3,836	-	-
Realized Gain (Loss) on Investments	7,149	3,897	8,270	(42,999)	(32,406)
Net Realized Capital Gains (Losses) on Investments	7,149	5,319	12,106	(42,999)	(32,406)
Net Change in Unrealized Appreciation (Depreciation)	(37,745)	48,721	76,036	88,429	269,025
Net Gain (Loss) on Investment	(30,596)	54,040	88,142	45,430	236,619

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,427)	53,558	86,791	48,473	239,572

Increase (Decrease) in Net Assets from Contract Transactions	(75,631)	37,964	(21,708)	(253,140)	(16,405)

Total Increase (Decrease) in Net Assets	(94,058)	91,522	65,083	(204,667)	223,167

Net Assets as of December 31, 2013:	$ 571,772	$ 247,334	$ 356,806	$ 1,071,544	$ 1,625,328

Investment Income:
Reinvested Dividends	12,221	2,209	2,577	14,353	15,317
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,453	2,413	3,243	11,030	14,262
Net Investment Income (Loss)	6,768	(204)	(666)	3,323	1,055

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	19,463	20,981	-	-
Realized Gain (Loss) on Investments	(365)	31,838	17,650	15,950	48,626
Net Realized Capital Gains (Losses) on Investments	(365)	51,301	38,631	15,950	48,626
Net Change in Unrealized Appreciation (Depreciation)	19,102	(27,961)	10,755	48,293	(149,438)
Net Gain (Loss) on Investment	18,737	23,340	49,386	64,243	(100,812)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,505	23,136	48,720	67,566	(99,757)

Increase (Decrease) in Net Assets from Contract Transactions	11,027	(27,227)	(26,450)	141,567	(68,637)

Total Increase (Decrease) in Net Assets	36,532	(4,091)	22,270	209,133	(168,394)

Net Assets as of December 31, 2014:	$ 608,304	$ 243,243	$ 379,076	$ 1,280,677	$ 1,456,934
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                             TFLIC Series Life Account
                                                        Statement of Operations and Change in Net Assets

                             Years Ended December 31, 2013 and 2014, Except as Noted

	TA Morgan Stanley Capital Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class	TA Multi-Managed Balanced Initial Class	TA PIMCO Tactical - Balanced Initial Class	TA PIMCO Tactical - Conservative Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 1,356,864	$ 7,197,597	$ 917,168	$ 172,368	$ 163,059

Investment Income:
Reinvested Dividends	10,430	68,949	15,108	611	1,010
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,708	75,651	8,668	1,229	1,576
Net Investment Income (Loss)	(3,278)	(6,702)	6,440	(618)	(566)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	6,837	172,584	30,980	-	-
Realized Gain (Loss) on Investments	(20,883)	285,297	19,792	606	(1,522)
Net Realized Capital Gains (Losses) on Investments	(14,046)	457,881	50,772	606	(1,522)
Net Change in Unrealized Appreciation (Depreciation)	622,453	2,258,949	92,828	14,969	13,621
Net Gain (Loss) on Investment	608,407	2,716,830	143,600	15,575	12,099

Net Increase (Decrease) in Net Assets Resulting from Operations	605,129	2,710,128	150,040	14,957	11,533

Increase (Decrease) in Net Assets from Contract Transactions	(67,732)	7,193	(95,655)	(79,031)	(26,647)

Total Increase (Decrease) in Net Assets	537,397	2,717,321	54,385	(64,074)	(15,114)

Net Assets as of December 31, 2013:	$ 1,894,261	$ 9,914,918	$ 971,553	$ 108,294	$ 147,945

Investment Income:
Reinvested Dividends	-	-	13,441	1,359	2,062
Investment Expense:
Mortality and Expense Risk and Administrative Charges	19,180	85,673	9,008	1,108	1,683
Net Investment Income (Loss)	(19,180)	(85,673)	4,433	251	379

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	48,669	632,703	56,909	4,014	3,120
Realized Gain (Loss) on Investments	144,338	446,803	24,935	1,371	1,958
Net Realized Capital Gains (Losses) on Investments	193,007	1,079,506	81,844	5,385	5,078
Net Change in Unrealized Appreciation (Depreciation)	(73,798)	(1,095,358)	7,076	2,831	6,264
Net Gain (Loss) on Investment	119,209	(15,852)	88,920	8,216	11,342

Net Increase (Decrease) in Net Assets Resulting from Operations	100,029	(101,525)	93,353	8,467	11,721

Increase (Decrease) in Net Assets from Contract Transactions	44,893	(475,917)	(64,276)	15,007	843

Total Increase (Decrease) in Net Assets	144,922	(577,442)	29,077	23,474	12,564

Net Assets as of December 31, 2014:	$ 2,039,183	$ 9,337,476	$ 1,000,630	$ 131,768	$ 160,509
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                          TFLIC Series Life Account
                                                      Statement of Operations and Change in Net Assets

                          Years Ended December 31, 2013 and 2014, Except as Noted

	TA PIMCO Tactical - Growth Initial Class	TA PIMCO Total Return Initial Class	TA Systematic Small/Mid Cap Value Initial Class	TA T. Rowe Price Small Cap Initial Class	TA Torray Concentrated Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 262,474	$ 352,381	$ 2,077,053	$ 1,089,030	$ 138,011

Investment Income:
Reinvested Dividends	2,754	8,788	19,438	1,322	1,763
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,796	3,911	36,988	14,695	1,751
Net Investment Income (Loss)	(42)	4,877	(17,550)	(13,373)	12

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	4,995	9,348	76,508	-
Realized Gain (Loss) on Investments	(139)	(6,643)	120,392	57,050	5,391
Net Realized Capital Gains (Losses) on Investments	(139)	(1,648)	129,740	133,558	5,391
Net Change in Unrealized Appreciation (Depreciation)	44,013	(21,631)	1,040,455	448,594	46,963
Net Gain (Loss) on Investment	43,874	(23,279)	1,170,195	582,152	52,354

Net Increase (Decrease) in Net Assets Resulting from Operations	43,832	(18,402)	1,152,645	568,779	52,366

Increase (Decrease) in Net Assets from Contract Transactions	25,818	20,124	1,959,722	439,023	95,295

Total Increase (Decrease) in Net Assets	69,650	1,722	3,112,367	1,007,802	147,661

Net Assets as of December 31, 2013:	$ 332,124	$ 354,103	$ 5,189,420	$ 2,096,832	$ 285,672

Investment Income:
Reinvested Dividends	6,372	6,315	44,543	-	3,543
Investment Expense:
Mortality and Expense Risk and Administrative Charges	3,354	3,449	50,192	15,515	3,588
Net Investment Income (Loss)	3,018	2,866	(5,649)	(15,515)	(45)

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	10,418	-	475,541	50,112	59,182
Realized Gain (Loss) on Investments	4,408	(7,097)	167,844	217,995	32,082
Net Realized Capital Gains (Losses) on Investments	14,826	(7,097)	643,385	268,107	91,264
Net Change in Unrealized Appreciation (Depreciation)	2,636	17,265	(434,432)	(194,607)	(57,256)
Net Gain (Loss) on Investment	17,462	10,168	208,953	73,500	34,008

Net Increase (Decrease) in Net Assets Resulting from Operations	20,480	13,034	203,304	57,985	33,963

Increase (Decrease) in Net Assets from Contract Transactions	29,222	(58,693)	(397,643)	(776,757)	38,251

Total Increase (Decrease) in Net Assets	49,702	(45,659)	(194,339)	(718,772)	72,214

Net Assets as of December 31, 2014:	$ 381,826	$ 308,444	$ 4,995,081	$ 1,378,060	$ 357,886
See Accompanying Notes.
(1)	See Footnote 1

Transamerica Financial Life Insurance Company
                            TFLIC Series Life Account
                                                     Statement of Operations and Change in Net Assets

                         Years Ended December 31, 2013 and 2014, Except as Noted

	TA Vanguard ETF - Balanced Initial Class	TA Vanguard ETF - Conservative Initial Class	TA Vanguard ETF - Growth Initial Class	TA WMC US Growth Initial Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$ 6,013	$ -	$ 25,145	$ 11,719,044

Investment Income:
Reinvested Dividends	74	-	1,574	138,031
Investment Expense:
Mortality and Expense Risk and Administrative Charges	82	-	720	117,793
Net Investment Income (Loss)	(8)	-	854	20,238

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	83	-	2,274	-
Realized Gain (Loss) on Investments	246	-	326	124,404
Net Realized Capital Gains (Losses) on Investments	329	-	2,600	124,404
Net Change in Unrealized Appreciation (Depreciation)	233	-	8,682	3,435,263
Net Gain (Loss) on Investment	562	-	11,282	3,559,667

Net Increase (Decrease) in Net Assets Resulting from Operations	554	-	12,136	3,579,905

Increase (Decrease) in Net Assets from Contract Transactions	(1,487)	-	95,598	(675,132)

Total Increase (Decrease) in Net Assets	(933)	-	107,734	2,904,773

Net Assets as of December 31, 2013:	$ 5,080	$ -	$ 132,879	$ 14,623,817

Investment Income:
Reinvested Dividends	70	-	1,662	132,488
Investment Expense:
Mortality and Expense Risk and Administrative Charges	92	-	1,269	132,327
Net Investment Income (Loss)	(22)	-	393	161

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	194	-	8,086	535,204
Realized Gain (Loss) on Investments	28	-	1,456	818,818
Net Realized Capital Gains (Losses) on Investments	222	-	9,542	1,354,022
Net Change in Unrealized Appreciation (Depreciation)	18	-	(5,071)	82,639
Net Gain (Loss) on Investment	240	-	4,471	1,436,661

Net Increase (Decrease) in Net Assets Resulting from Operations	218	-	4,864	1,436,822

Increase (Decrease) in Net Assets from Contract Transactions	3,009	-	30,353	(642,253)

Total Increase (Decrease) in Net Assets	3,227	-	35,217	794,569

Net Assets as of December 31, 2014:	$ 8,307	$ -	$ 168,096	$ 15,418,386
See Accompanying Notes.
(1) See Footnote 1

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization
The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
AllianceBernstein Variable Products Series Fund	AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
ProFunds	ProFunds
	ProFund VP Small-Cap	ProFund VP Small-Cap
	ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
	ProFund VP Telecommunications	ProFund VP Telecommunications
	ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
	ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
	ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
	ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust		Transamerica Series Trust
	TA Aegon Active Asset Allocation - Conservative Initial Class	Transamerica Aegon Active Asset Allocation - Conservative VP Initial Class
	TA Aegon Active Asset Allocation - Moderate Initial Class	Transamerica Aegon Active Asset Allocation - Moderate VP Initial Class
	TA Aegon Active Asset Allocation - Moderate Growth Initial Class	Transamerica Aegon Active Asset Allocation - Moderate Growth VP Initial Class
	TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
	TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
	TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
	TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP Initial Class
	TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
	TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
	TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
	TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
	TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
	TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
	TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
	TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
	TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
	TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
	TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
	TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
	TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
	TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
	TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
	TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
	TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
	TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
	TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
	TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
	TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
	TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
	TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
	TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
	TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
	TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
	TA Vanguard ETF - Balanced Initial Class	Transamerica Vanguard ETF - Balanced VP Initial Class
	TA Vanguard ETF - Conservative Initial Class	Transamerica Vanguard ETF - Conservative VP Initial Class
	TA Vanguard ETF - Growth Initial Class	Transamerica Vanguard ETF - Growth VP Initial Class

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount		Mutual Fund
Transamerica Series Trust		Transamerica Series Trust
	TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class

Each period reported on reflects a full twelve month period except as follows:
Subaccount		Inception Date
	American Funds - Growth Class 2 Shares	May 9, 2014
	American Funds - Growth-Income Class 2 Shares	May 9, 2014
	American Funds - International Class 2 Shares	May 9, 2014
	TA Vanguard ETF - Conservative Initial Class	May 9, 2014
	ProFund VP UltraNASDAQ-100	April 30, 2012
	TA BlackRock Global Allocation Initial Class	May 19, 2011
	TA BlackRock Tactical Allocation Initial Class	May 19, 2011
	TA Aegon Active Asset Allocation - Conservative Initial Class	April 29, 2011
	TA Aegon Active Asset Allocation - Moderate Initial Class	April 29, 2011
	TA Aegon Active Asset Allocation - Moderate Growth Initial Class	April 29, 2011
	TA Jennison Growth Initial Class	April 29, 2010

The following subaccount name changes were made effective during the fiscal year ended December 31, 2014:
Subaccount		Formerly
	Franklin Founding Funds Allocation Class 4 Shares	Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	TA Torray Concentrated Growth Initial Class	TA BNP Paribas Large Cap Growth Initial Class
	TA WMC US Growth Initial Class	TA WMC Diversified Growth Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested:
Reinvested Subaccount		Liquidated Subaccount
	TA BlackRock Tactical Allocation Initial Class	TA Hanlon Income Initial Class

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2014.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy
The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

2. Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Balanced Wealth Strategy Class B Shares	$8,726	$1,180
American Funds - Growth Class 2 Shares	130	100
American Funds - Growth-Income Class 2 Shares	100	100
American Funds - International Class 2 Shares	121	101
Fidelity® VIP Contrafund® Service Class 2	48,424	63,238
Fidelity® VIP Equity-Income Service Class 2	42,885	40,938
Fidelity® VIP Growth Opportunities Service Class 2	17,925	12,784
Fidelity® VIP Index 500 Service Class 2	459,730	136,925
Franklin Founding Funds Allocation Class 4 Shares	16,812	8,595
Access VP High Yield	31,910	78,580
ProFund VP Asia 30	42,976	86,156
ProFund VP Basic Materials	153,705	157,326
ProFund VP Bull	12,963	10,383
ProFund VP Consumer Services	46,985	41,227
ProFund VP Emerging Markets	133,247	124,034
ProFund VP Europe 30	74,455	73,153
ProFund VP Falling U.S. Dollar	5,913	63,907
ProFund VP Financials	18,779	17,353
ProFund VP International	3,057	2,145
ProFund VP Japan	33,813	81,987
ProFund VP Mid-Cap	337,552	217,391
ProFund VP Money Market	195,803	397,209
ProFund VP NASDAQ-100	512,622	200,606
ProFund VP Oil & Gas	369,682	180,272
ProFund VP Pharmaceuticals	111,188	25,555
ProFund VP Precious Metals	140,612	136,848
ProFund VP Short Emerging Markets	322,273	278,276
ProFund VP Short International	18,165	52,964
ProFund VP Short NASDAQ-100	47,370	60,738
ProFund VP Short Small-Cap	129,483	145,117
ProFund VP Small-Cap	115,659	213,654
ProFund VP Small-Cap Value	77,320	210,336
ProFund VP Telecommunications	7,345	1,280
ProFund VP U.S. Government Plus	347,557	262,908
ProFund VP UltraNASDAQ-100	201,402	127,097
ProFund VP UltraSmall-Cap	165,411	171,094

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

2. Investments (continued)
Subaccount	Purchases	Sales
ProFund VP Utilities	$368,488	$312,383
TA Aegon Active Asset Allocation - Conservative Initial Class	10,618	20,596
TA Aegon Active Asset Allocation - Moderate Initial Class	40,938	5,424
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	266,281	180,516
TA Aegon High Yield Bond Initial Class	363,794	111,732
TA Aegon Money Market Initial Class	86,224	125,230
TA Aegon U.S. Government Securities Initial Class	51,426	121,710
TA AllianceBernstein Dynamic Allocation Initial Class	4,944	6,716
TA Asset Allocation - Conservative Initial Class	128,207	160,853
TA Asset Allocation - Growth Initial Class	1,868,936	1,564,554
TA Asset Allocation - Moderate Initial Class	376,593	469,202
TA Asset Allocation - Moderate Growth Initial Class	1,668,137	1,291,895
TA Barrow Hanley Dividend Focused Initial Class	580,758	355,251
TA BlackRock Global Allocation Initial Class	47,629	6,735
TA BlackRock Tactical Allocation Initial Class	681,588	42,430
TA Clarion Global Real Estate Securities Initial Class	200,327	290,171
TA International Moderate Growth Initial Class	165,729	103,941
TA Janus Balanced Initial Class	52,514	32,697
TA Jennison Growth Initial Class	513,691	271,380
TA JPMorgan Core Bond Initial Class	169,258	151,463
TA JPMorgan Enhanced Index Initial Class	113,362	121,330
TA JPMorgan Mid Cap Value Initial Class	37,509	43,644
TA JPMorgan Tactical Allocation Initial Class	306,962	162,071
TA MFS International Equity Initial Class	170,337	237,917
TA Morgan Stanley Capital Growth Initial Class	554,775	480,393
TA Morgan Stanley Mid-Cap Growth Initial Class	1,655,229	1,584,120
TA Multi-Managed Balanced Initial Class	156,109	159,042
TA PIMCO Tactical - Balanced Initial Class	34,372	15,099
TA PIMCO Tactical - Conservative Initial Class	30,549	26,206
TA PIMCO Tactical - Growth Initial Class	92,530	49,874
TA PIMCO Total Return Initial Class	154,697	210,525
TA Systematic Small/Mid Cap Value Initial Class	1,343,321	1,271,073
TA T. Rowe Price Small Cap Initial Class	407,741	1,149,901
TA Torray Concentrated Growth Initial Class	268,944	171,557
TA Vanguard ETF - Balanced Initial Class	3,816	635
TA Vanguard ETF - Conservative Initial Class	100	100

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Purchases	Sales
TA Vanguard ETF - Growth Initial Class	$63,884	$25,052
TA WMC US Growth Initial Class	2,705,813	2,812,700

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units
The change in units outstanding were as follows:
	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Balanced Wealth Strategy Class B Shares	236	(53)	183	445	(130)	315
American Funds - Growth Class 2 Shares	3	-	3	-	-	-
American Funds - Growth-Income Class 2 Shares	-	-	-	-	-	-
American Funds - International Class 2 Shares	2	-	2	-	-	-
Fidelity® VIP Contrafund® Service Class 2	1,658	(2,984)	(1,326)	2,755	(3,338)	(583)
Fidelity® VIP Equity-Income Service Class 2	1,634	(2,136)	(502)	1,620	(2,655)	(1,035)
Fidelity® VIP Growth Opportunities Service Class 2	1,410	(870)	540	1,325	(2,029)	(704)
Fidelity® VIP Index 500 Service Class 2	22,371	(7,052)	15,319	11,927	(3,985)	7,942
Franklin Founding Funds Allocation Class 4 Shares	767	(413)	354	3,062	(635)	2,427
Access VP High Yield	1,656	(4,616)	(2,960)	4,450	(688)	3,762
ProFund VP Asia 30	3,926	(9,598)	(5,672)	14,365	(4,269)	10,096
ProFund VP Basic Materials	14,347	(14,707)	(360)	9,848	(15,166)	(5,318)
ProFund VP Bull	891	(741)	150	27	(16)	11
ProFund VP Consumer Services	2,303	(1,870)	433	3,967	(3,033)	934
ProFund VP Emerging Markets	18,583	(17,691)	892	69,034	(78,461)	(9,427)
ProFund VP Europe 30	7,422	(7,217)	205	27,783	(28,189)	(406)
ProFund VP Falling U.S. Dollar	731	(7,785)	(7,054)	12,920	(7,106)	5,814
ProFund VP Financials	1,731	(1,547)	184	7,702	(2,675)	5,027
ProFund VP International	152	(220)	(68)	484	(3,295)	(2,811)
ProFund VP Japan	2,780	(8,732)	(5,952)	14,612	(7,505)	7,107
ProFund VP Mid-Cap	18,462	(14,460)	4,002	12,193	(22,408)	(10,215)
ProFund VP Money Market	19,540	(39,517)	(19,977)	61,330	(39,017)	22,313
ProFund VP NASDAQ-100	22,453	(8,879)	13,574	5,415	(9,224)	(3,809)
ProFund VP Oil & Gas	33,937	(15,776)	18,161	13,597	(13,654)	(57)
ProFund VP Pharmaceuticals	5,659	(1,397)	4,262	5,857	(3,468)	2,389
ProFund VP Precious Metals	26,114	(29,914)	(3,800)	81,773	(62,609)	19,164
ProFund VP Short Emerging Markets	65,198	(57,561)	7,637	31,460	(24,919)	6,541

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units (continued)
	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Short International	3,858	(11,170)	(7,312)	17,703	(9,932)	7,771
ProFund VP Short NASDAQ-100	19,186	(23,047)	(3,861)	32,336	(25,335)	7,001
ProFund VP Short Small-Cap	50,845	(55,852)	(5,007)	92,202	(71,155)	21,047
ProFund VP Small-Cap	5,121	(13,615)	(8,494)	11,744	(17,950)	(6,206)
ProFund VP Small-Cap Value	4,551	(13,376)	(8,825)	20,484	(26,899)	(6,415)
ProFund VP Telecommunications	425	(64)	361	2,783	(2,552)	231
ProFund VP U.S. Government Plus	24,271	(17,512)	6,759	9,882	(12,492)	(2,610)
ProFund VP UltraNASDAQ-100	10,680	(7,242)	3,438	12,489	(14,242)	(1,753)
ProFund VP UltraSmall-Cap	10,040	(11,038)	(998)	5,906	(5,589)	317
ProFund VP Utilities	29,371	(24,989)	4,382	32,901	(32,110)	791
TA Aegon Active Asset Allocation - Conservative Initial Class	806	(1,780)	(974)	6,359	(6,392)	(33)
TA Aegon Active Asset Allocation - Moderate Initial Class	3,407	(420)	2,987	2,701	(1,055)	1,646
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	17,384	(14,649)	2,735	27,866	(15,129)	12,737
TA Aegon High Yield Bond Initial Class	16,051	(5,274)	10,777	12,946	(11,192)	1,754
TA Aegon Money Market Initial Class	7,865	(10,326)	(2,461)	17,120	(19,299)	(2,179)
TA Aegon U.S. Government Securities Initial Class	3,299	(8,298)	(4,999)	19,582	(16,868)	2,714
TA AllianceBernstein Dynamic Allocation Initial Class	284	(385)	(101)	513	(1,015)	(502)
TA Asset Allocation - Conservative Initial Class	6,028	(8,975)	(2,947)	6,913	(7,969)	(1,056)
TA Asset Allocation - Growth Initial Class	82,791	(81,058)	1,733	151,997	(154,220)	(2,223)
TA Asset Allocation - Moderate Initial Class	16,213	(24,319)	(8,106)	32,851	(41,732)	(8,881)
TA Asset Allocation - Moderate Growth Initial Class	66,755	(66,053)	702	147,514	(139,921)	7,593
TA Barrow Hanley Dividend Focused Initial Class	25,982	(15,612)	10,370	17,047	(40,627)	(23,580)
TA BlackRock Global Allocation Initial Class	3,401	(510)	2,891	6,378	(3,850)	2,528
TA BlackRock Tactical Allocation Initial Class	54,459	(3,335)	51,124	4,658	(4,375)	283
TA Clarion Global Real Estate Securities Initial Class	7,085	(9,707)	(2,622)	14,316	(13,196)	1,120
TA International Moderate Growth Initial Class	12,300	(8,695)	3,605	15,226	(11,544)	3,682
TA Janus Balanced Initial Class	4,011	(2,434)	1,577	2,442	(3,023)	(581)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

3. Change in Units (continued)
	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Jennison Growth Initial Class	28,669	(16,284)	12,385	4,252	(10,813)	(6,561)
TA JPMorgan Core Bond Initial Class	9,122	(7,589)	1,533	5,518	(9,204)	(3,686)
TA JPMorgan Enhanced Index Initial Class	4,384	(6,110)	(1,726)	4,767	(2,618)	2,149
TA JPMorgan Mid Cap Value Initial Class	566	(1,300)	(734)	-	(830)	(830)
TA JPMorgan Tactical Allocation Initial Class	16,235	(7,352)	8,883	12,281	(25,819)	(13,538)
TA MFS International Equity Initial Class	12,312	(16,328)	(4,016)	43,375	(44,740)	(1,365)
TA Morgan Stanley Capital Growth Initial Class	19,216	(17,154)	2,062	9,858	(13,661)	(3,803)
TA Morgan Stanley Mid-Cap Growth Initial Class	47,263	(75,699)	(28,436)	64,058	(65,417)	(1,359)
TA Multi-Managed Balanced Initial Class	4,130	(6,838)	(2,708)	4,872	(9,627)	(4,755)
TA PIMCO Tactical - Balanced Initial Class	2,450	(1,190)	1,260	3,569	(10,689)	(7,120)
TA PIMCO Tactical - Conservative Initial Class	2,322	(2,199)	123	3,967	(6,390)	(2,423)
TA PIMCO Tactical - Growth Initial Class	6,526	(3,966)	2,560	9,443	(7,033)	2,410
TA PIMCO Total Return Initial Class	9,558	(12,664)	(3,106)	15,182	(14,101)	1,081
TA Systematic Small/Mid Cap Value Initial Class	28,376	(41,483)	(13,107)	126,855	(47,320)	79,535
TA T. Rowe Price Small Cap Initial Class	13,123	(42,673)	(29,550)	40,949	(20,972)	19,977
TA Torray Concentrated Growth Initial Class	8,912	(7,046)	1,866	6,338	(1,816)	4,522
TA Vanguard ETF - Balanced Initial Class	272	(41)	231	47	(171)	(124)
TA Vanguard ETF - Conservative Initial Class	-	-	-	-	-	-
TA Vanguard ETF - Growth Initial Class	3,499	(1,722)	1,777	8,718	(819)	7,899
TA WMC US Growth Initial Class	105,533	(126,669)	(21,136)	64,511	(101,658)	(37,147)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.
Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

AllianceBernstein Balanced Wealth Strategy Class B Shares
12/31/2014	1,588	$18.16	to	$17.39	$ 28,309	2.43%	0.60%	to	1.50%	6.31%	to	5.53%
12/31/2013	1,405	17.06	to	16.48	23,668	2.35	0.75	to	1.50	15.41	to	14.55
12/31/2012	1,090	14.78	to	14.39	15,943	1.84	0.75	to	1.50	12.53	to	11.69
12/31/2011	837	13.14	to	12.88	10,962	2.45	0.75	to	1.50	(3.78)	to	(4.49)
12/31/2010	-	13.65	to	13.48	-	-	0.75	to	1.50	9.48	to	8.67
American Funds - Growth Class 2 Shares											to
12/31/2014(1)	3	10.95	to	1.08	31	2.16	0.00	to	0.00	-	to	-
American Funds - Growth-Income Class 2 Shares
12/31/2014(1)	-	10.88	to	1.08	-	-	0.00	to	0.00	-	to	-
American Funds - International Class 2 Shares
12/31/2014(1)	2	9.72	to	0.96	20	3.35	0.00	to	0.00	-	to	-
Fidelity® VIP Contrafund® Service Class 2
12/31/2014	29,522	21.53	to	21.51	634,945	0.74	0.75	to	0.90	10.66	to	10.66
12/31/2013	30,848	19.44	to	19.44	599,554	0.86	0.90	to	0.90	29.79	to	29.79
12/31/2012	31,431	14.98	to	14.98	470,688	1.10	0.90	to	0.90	15.10	to	15.10
12/31/2011	32,800	13.01	to	13.01	426,754	0.77	0.90	to	0.90	(3.65)	to	(3.65)
12/31/2010	34,412	13.50	to	13.50	464,687	1.05	0.90	to	0.90	15.88	to	15.88
Fidelity® VIP Equity-Income Service Class 2
12/31/2014	19,584	18.72	to	18.70	366,172	2.65	0.75	to	0.90	7.51	to	7.51
12/31/2013	20,086	17.39	to	17.39	349,304	2.29	0.90	to	0.90	26.69	to	26.69
12/31/2012	21,121	13.73	to	13.73	289,940	2.98	0.90	to	0.90	16.01	to	16.01
12/31/2011	21,198	11.83	to	11.83	250,843	2.18	0.90	to	0.90	(0.24)	to	(0.24)
12/31/2010	24,790	11.86	to	11.86	294,052	1.65	0.90	to	0.90	13.89	to	13.89
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2014	19,056	14.24	to	14.23	271,106	0.01	0.75	to	0.90	10.95	to	10.95
12/31/2013	18,516	12.82	to	12.82	237,429	0.05	0.90	to	0.90	36.31	to	36.31
12/31/2012	19,220	9.41	to	9.41	180,802	0.16	0.90	to	0.90	18.25	to	18.25
12/31/2011	18,243	7.95	to	7.95	145,120	-	0.90	to	0.90	1.06	to	1.06
12/31/2010	19,204	7.87	to	7.87	151,159	-	0.90	to	0.90	22.37	to	22.37
Fidelity® VIP Index 500 Service Class 2
12/31/2014	42,761	20.66	to	22.72	895,361	2.02	0.00	to	1.50	12.44	to	11.61
12/31/2013	27,442	18.28	to	20.36	516,891	1.89	0.75	to	1.50	30.93	to	29.96
12/31/2012	19,500	13.97	to	15.66	278,668	2.26	0.75	to	1.50	14.77	to	13.91
12/31/2011	14,973	12.17	to	13.75	184,856	1.82	0.75	to	1.50	1.03	to	0.28
12/31/2010	13,549	12.05	to	13.71	163,832	1.97	0.75	to	1.50	13.88	to	13.03
Franklin Founding Funds Allocation Class 4 Shares
12/31/2014	3,200	19.66	to	18.83	62,358	2.77	0.60	to	1.50	1.99	to	1.23
12/31/2013	2,846	19.26	to	18.60	54,444	14.27	0.75	to	1.50	22.76	to	21.85
12/31/2012	419	15.69	to	15.27	6,557	2.46	0.75	to	1.50	14.31	to	13.46
12/31/2011	295	13.72	to	13.45	4,037	-	0.75	to	1.50	(2.40)	to	(3.12)
12/31/2010	-	14.06	to	13.89	-	-	0.75	to	1.50	9.42	to	8.61
Access VP High Yield
12/31/2014	2,492	17.05	to	17.13	42,475	3.87	0.60	to	1.50	1.58	to	0.83
12/31/2013	5,452	16.76	to	16.99	91,093	2.55	0.75	to	1.50	9.20	to	8.39
12/31/2012	1,690	15.35	to	15.68	26,124	5.17	0.75	to	1.50	13.27	to	12.43
12/31/2011	453	13.55	to	13.94	6,149	0.84	0.75	to	1.50	1.98	to	1.23
12/31/2010	290	13.29	to	13.77	3,852	12.28	0.75	to	1.50	15.51	to	14.66

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)
Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio		Net Assets		Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Asia 30
12/31/2014	15,808	$8.86	to	$17.20	$ 169,654	0.07%	0.60%	to	1.50%	(2.30)%	to	(3.02)%
12/31/2013	21,480	9.06	to	17.74	218,314	0.05	0.75	to	1.50	14.12	to	13.27
12/31/2012	11,384	7.94	to	15.66	101,535	-	0.75	to	1.50	14.61	to	13.76
12/31/2011	10,630	6.92	to	13.77	81,683	0.03	0.75	to	1.50	(27.54)	to	(28.07)
12/31/2010	8,354	9.56	to	19.14	81,645	0.06	0.75	to	1.50	13.06	to	12.22
ProFund VP Basic Materials
12/31/2014	6,616	10.37	to	19.39	70,171	0.61	0.60	to	1.50	0.93	to	0.18
12/31/2013	6,976	10.26	to	19.36	75,795	1.10	0.75	to	1.50	17.55	to	16.68
12/31/2012	12,294	8.73	to	16.59	108,135	0.36	0.75	to	1.50	7.67	to	6.87
12/31/2011	5,608	8.11	to	15.52	45,499	0.16	0.75	to	1.50	(16.77)	to	(17.39)
12/31/2010	16,264	9.74	to	18.79	158,169	0.49	0.75	to	1.50	28.73	to	27.78
ProFund VP Bull
12/31/2014	305	16.09	to	20.58	5,519	-	0.60	to	1.50	10.64	to	9.82
12/31/2013	155	14.52	to	18.74	2,489	-	0.75	to	1.50	28.79	to	27.84
12/31/2012	144	11.28	to	14.66	1,754	-	0.75	to	1.50	13.04	to	12.20
12/31/2011	1,224	9.98	to	13.06	12,208	-	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2010	2,021	10.05	to	13.26	20,315	0.13	0.75	to	1.50	11.74	to	10.91
ProFund VP Consumer Services
12/31/2014	6,596	21.77	to	30.14	153,654	-	0.60	to	1.50	11.62	to	10.80
12/31/2013	6,163	19.48	to	27.20	130,683	0.21	0.75	to	1.50	38.83	to	37.80
12/31/2012	5,229	14.03	to	19.74	75,956	-	0.75	to	1.50	21.19	to	20.29
12/31/2011	2,958	11.58	to	16.41	34,051	-	0.75	to	1.50	4.71	to	3.94
12/31/2010	689	11.06	to	15.79	7,588	-	0.75	to	1.50	20.49	to	19.60
ProFund VP Emerging Markets
12/31/2014	14,172	6.64	to	13.81	93,180	0.22	0.60	to	1.50	(4.14)	to	(4.85)
12/31/2013	13,280	6.92	to	14.52	91,623	0.51	0.75	to	1.50	(7.12)	to	(7.81)
12/31/2012	22,707	7.45	to	15.75	168,810	0.89	0.75	to	1.50	5.77	to	4.99
12/31/2011	10,882	7.04	to	15.00	76,540	-	0.75	to	1.50	(20.30)	to	(20.89)
12/31/2010	69,344	8.84	to	18.96	610,714	-	0.75	to	1.50	8.95	to	8.15
ProFund VP Europe 30
12/31/2014	925	9.23	to	14.83	10,202	0.52	0.60	to	1.50	(9.33)	to	(10.00)
12/31/2013	720	10.17	to	16.48	8,692	0.15	0.75	to	1.50	20.73	to	19.84
12/31/2012	1,126	8.42	to	13.75	10,221	2.56	0.75	to	1.50	15.72	to	14.86
12/31/2011	816	7.28	to	11.97	6,415	0.74	0.75	to	1.50	(9.56)	to	(10.23)
12/31/2010	151	8.05	to	13.33	1,442	1.23	0.75	to	1.50	1.87	to	1.12
ProFund VP Falling U.S. Dollar
12/31/2014	1,567	7.24	to	7.91	11,323	-	0.60	to	1.50	(13.25)	to	(13.89)
12/31/2013	8,621	8.34	to	9.19	71,427	-	0.75	to	1.50	(2.74)	to	(3.46)
12/31/2012	2,807	8.57	to	9.51	23,979	-	0.75	to	1.50	(1.51)	to	(2.24)
12/31/2011	1,267	8.70	to	9.73	11,031	-	0.75	to	1.50	(3.45)	to	(4.16)
12/31/2010	711	9.01	to	10.16	6,402	-	0.75	to	1.50	(3.31)	to	(4.03)
ProFund VP Financials
12/31/2014	15,458	10.41	to	16.95	166,718	0.20	0.60	to	1.50	12.08	to	11.25
12/31/2013	15,274	9.27	to	15.24	145,884	0.36	0.75	to	1.50	31.09	to	30.13
12/31/2012	10,247	7.07	to	11.71	74,269	0.10	0.75	to	1.50	23.80	to	22.88
12/31/2011	7,052	5.71	to	9.53	40,870	-	0.75	to	1.50	(14.47)	to	(15.10)
12/31/2010	5,925	6.68	to	11.22	39,412	0.27	0.75	to	1.50	10.10	to	9.29
ProFund VP International
12/31/2014	1,803	8.42	to	14.04	15,747	-	0.60	to	1.50	(8.79)	to	(9.47)
12/31/2013	1,871	9.22	to	15.51	17,831	-	0.75	to	1.50	18.60	to	17.73
12/31/2012	4,682	7.78	to	13.17	36,609	-	0.75	to	1.50	15.07	to	14.21
12/31/2011	1,835	6.76	to	11.53	12,601	-	0.75	to	1.50	(14.98)	to	(15.60)
12/31/2010	2,338	7.95	to	13.66	19,180	-	0.75	to	1.50	7.00	to	6.21

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Japan
12/31/2014	2,512	$9.84	to	$15.41	$25,258	-%	0.60%	to	1.50%	2.46%	to	1.70%
12/31/2013	8,464	9.59	to	15.15	80,803	-	0.75	to	1.50	47.13	to	46.05
12/31/2012	1,357	6.52	to	10.37	8,781	-	0.75	to	1.50	22.03	to	21.12
12/31/2011	10,811	5.34	to	8.57	57,461	-	0.75	to	1.50	(19.14)	to	(19.74)
12/31/2010	775	6.61	to	10.67	5,101	-	0.75	to	1.50	(7.23)	to	(7.91)
ProFund VP Mid-Cap
12/31/2014	15,320	15.90	to	23.73	245,596	-	0.60	to	1.50	6.85	to	6.06
12/31/2013	11,318	14.87	to	22.38	170,790	-	0.75	to	1.50	29.82	to	28.86
12/31/2012	21,533	11.45	to	17.37	245,137	-	0.75	to	1.50	14.68	to	13.82
12/31/2011	2,278	9.99	to	15.26	122,447	-	0.75	to	1.50	(4.90)	to	(5.60)
12/31/2010	17,429	10.50	to	16.16		-	0.75	to	1.50	23.12	to	22.22
ProFund VP Money Market
12/31/2014	7,297	10.07	to	9.13	72,687	0.02	0.60	to	1.50	(0.72)	to	(1.46)
12/31/2013	27,274	10.13	to	9.27	274,092	0.02	0.75	to	1.50	(0.72)	to	(1.46)
12/31/2012	4,961	10.20	to	9.41	50,053	0.02	0.75	to	1.50	(0.73)	to	(1.47)
12/31/2011	6,110	10.28	to	9.55	62,483	0.02	0.75	to	1.50	(0.72)	to	(1.45)
12/31/2010	2,066	10.35	to	9.69	21,309	0.03	0.75	to	1.50	(0.72)	to	(1.46)
ProFund VP NASDAQ-100
12/31/2014	21,251	24.31	to	28.17	515,561	-	0.60	to	1.50	16.13	to	15.28
12/31/2013	7,677	20.90	to	24.43	162,376	-	0.75	to	1.50	33.27	to	32.29
12/31/2012	11,486	15.69	to	18.47	180,562	-	0.75	to	1.50	15.36	to	14.51
12/31/2011	20,147	13.60	to	16.13	272,275	-	0.75	to	1.50	0.70	to	(0.04)
12/31/2010	4,109	13.50	to	16.14	55,172	-	0.75	to	1.50	17.36	to	16.50
ProFund VP Oil & Gas
12/31/2014	39,340	9.63	to	14.48	397,987	0.45	0.60	to	1.50	(11.53)	to	(12.19)
12/31/2013	21,179	10.88	to	16.48		0.42	0.75	to	1.50	23.15	to	22.24
12/31/2012	21,236	8.83	to	13.49	195,919	0.11	0.75	to	1.50	2.13	to	1.37
12/31/2011	18,435	8.65	to	13.30	163,473	0.15	0.75	to	1.50	1.49	to	0.74
12/31/2010	12,945	8.52	to	13.21	110,786	0.33	0.75	to	1.50	16.89	to	16.02
ProFund VP Pharmaceuticals
12/31/2014	10,056	19.81	to	23.30	207,545	0.75	0.60	to	1.50	18.47	to	17.60
12/31/2013	5,794	16.70	to	19.81	102,067	1.79	0.75	to	1.50	30.65	to	29.68
12/31/2012	3,405	12.78	to	15.28	45,557	1.13	0.75	to	1.50	11.02	to	10.19
12/31/2011	2,593	11.51	to	13.86	30,683	1.26	0.75	to	1.50	15.27	to	14.42
12/31/2010	383	9.99	to	12.12	4,002	4.93	0.75	to	1.50	(0.27)	to	(1.01)
ProFund VP Precious Metals
12/31/2014	31,850	3.34	to	8.06	131,610	-	0.60	to	1.50	(24.43)	to	(24.99)
12/31/2013	35,650	4.41	to	10.74	176,285	-	0.75	to	1.50	(38.41)	to	(38.86)
12/31/2012	16,486	7.16	to	17.57	127,431	-	0.75	to	1.50	(15.19)	to	(15.82)
12/31/2011	24,897	8.44	to	20.87	217,168	-	0.75	to	1.50	(19.82)	to	(20.41)
12/31/2010	12,201	10.52	to	26.22	129,362	-	0.75	to	1.50	31.94	to	30.97
ProFund VP Short Emerging Markets
12/31/2014	14,445	4.91	to	2.82	70,209	-	0.60	to	1.50	(3.65)	to	(4.36)
12/31/2013	6,808	5.09	to	2.95	34,544	-	0.75	to	1.50	(0.97)	to	(1.70)
12/31/2012	267	5.14	to	3.00	1,365	-	0.75	to	1.50	(13.69)	to	(14.34)
12/31/2011	260	5.95	to	3.50	1,543	-	0.75	to	1.50	9.84	to	9.03
12/31/2010	200	5.42	to	3.21	1,083	-	0.75	to	1.50	(19.03)	to	(19.63)
ProFund VP Short International
12/31/2014	459	4.81	to	3.15	2,185	-	0.60	to	1.50	2.03	to	1.28
12/31/2013	7,771	4.71	to	3.11	36,516	-	0.75	to	1.50	(21.60)	to	(22.18)
12/31/2012	-	6.01	to	3.99	-	-	0.75	to	1.50	(20.75)	to	(21.34)
12/31/2011	48	7.58	to	5.07	361	-	0.75	to	1.50	1.05	to	0.30
12/31/2010	1,866	7.50	to	5.06	13,887	-	0.75	to	1.50	(15.33)	to	(15.96)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Short NASDAQ-100
12/31/2014	6,614	$2.35	to	$1.79	$ 14,642	-%	0.60%	to	1.50%	(19.98)%	to	(20.57)%
12/31/2013	10,475	2.93	to	2.26	30,704	-	0.75	to	1.50	(29.93)	t o	(30.45)
12/31/2012	3,474	4.19	to	3.24	14,469	-	0.75	to	1.50	(19.40)	to	(20.00)
12/31/2011	5,313	5.20	to	4.06	27,479	-	0.75	to	1.50	(11.14)	to	(11.80)
12/31/2010	3,244	5.85	to	4.60	18,959	-	0.75	to	1.50	(21.77)	to	(22.35)
ProFund VP Short Small-Cap
12/31/2014	23,546	2.38	to	1.79	54,779	-	0.60	to	1.50	(9.91)	to	(10.57)
12/31/2013	28,553	2.64	to	2.00	74,906	-	0.75	to	1.50	(31.76)	to	(32.27)
12/31/2012	7,506	3.87	to	2.95	28,776	-	0.75	to	1.50	(19.57)	to	(20.17)
12/31/2011	6,763	4.81	to	3.70	32,282	-	0.75	to	1.50	(9.77)	t o	(10.43)
12/31/2010	7,504	5.33	to	4.13	39,791	-	0.75	to	1.50	(29.47)	to	(30.00)
ProFund VP Small-Cap
12/31/2014	6,965	16.05	to	21.93	113,536	-	0.60	to	1.50	1.72	to	0.96
12/31/2013	15,459	15.76	to	21.72	243,477	-	0.75	to	1.50	36.16	to	35.16
12/31/2012	21,665	11.58	to	16.07	250,146	-	0.75	to	1.50	13.89	to	13.04
12/31/2011	6,713	10.16	to	14.21	68,437	-	0.75	to	1.50	(6.36)	to	(7.05)
12/31/2010	3,857	10.85	to	15.29	41,625	-	0.75	to	1.50	23.86	to	22.95
ProFund VP Small-Cap Value
12/31/2014	4,361	16.51	to	22.32	72,177	-	0.60	to	1.50	5.03	to	4.25
12/31/2013	13,186	15.70	to	21.41	205,799	0.31	0.75	to	1.50	36.65	to	35.64
12/31/2012	19,601	11.49	to	15.79	223,956	-	0.75	to	1.50	15.29	to	14.43
12/31/2011	4,213	9.97	to	13.80	41,841	-	0.75	to	1.50	(4.82)	to	(5.52)
12/31/2010	4,903	10.47	to	14.60	51,169	0.14	0.75	to	1.50	21.19	to	20.30
ProFund VP Telecommunications
12/31/2014	2,130	12.30	to	16.10	32,958	3.39	0.60	to	1.50	(0.18)	to	(0.92)
12/31/2013	1,769	12.30	to	16.25	27,836	4.43	0.75	to	1.50	11.23	to	10.41
12/31/2012	1,538	11.06	to	14.72	21,805	2.99	0.75	to	1.50	15.65	to	14.79
12/31/2011	429	9.57	to	12.82	4,752	3.64	0.75	to	1.50	1.11	to	0.36
12/31/2010	1,248	9.46	to	12.78	11,823	3.00	0.75	to	1.50	14.82	to	13.98
ProFund VP U.S. Government Plus
12/31/2014	10,755	17.05	to	15.11	180,844	0.15	0.60	to	1.50	35.38	to	34.38
12/31/2013	3,996	12.58	to	11.24	49,452	0.19	0.75	to	1.50	(19.71)	to	(20.31)
12/31/2012	6,606	15.67	to	14.11	102,235	-	0.75	to	1.50	0.22	to	(0.53)
12/31/2011	9,829	15.64	to	14.18	152,909	0.06	0.75	to	1.50	42.45	to	41.40
12/31/2010	4,545	10.98	to	10.03	49,697	0.46	0.75	to	1.50	9.30	to	8.49
ProFund VP UltraNASDAQ-100
12/31/2014	7,924	22.47	to	22.01	176,856	-	0.60	to	1.50	34.83	to	33.83
12/31/2013	4,486	16.65	to	16.44	74,372	-	0.75	to	1.50	77.71	to	76.40
12/31/2012(1)	6,239	9.37	to	9.32	58,404	-	0.75	to	1.50	-	to	-
ProFund VP UltraSmall-Cap
12/31/2014	3,037	16.56	to	37.28	57,120	-	0.60	to	1.50	4.59	to	3.82
12/31/2013	4,035	15.81	to	35.91	69,034	-	0.75	to	1.50	85.27	to	83.90
12/31/2012	3,718	8.53	to	19.52	33,475	-	0.75	to	1.50	28.55	to	27.59
12/31/2011	2,498	6.64	to	15.30	16,507	-	0.75	to	1.50	(19.44)	to	(20.03)
12/31/2010	240	8.24	to	19.14	1,971	-	0.75	to	1.50	47.34	to	46.25
ProFund VP Utilities
12/31/2014	8,621	14.12	to	18.67	125,288	0.88	0.60	to	1.50	24.95	to	24.02
12/31/2013	4,239	11.29	to	15.05	50,867	3.04	0.75	to	1.50	12.47	to	11.64
12/31/2012	3,448	10.04	to	13.48	37,678	2.24	0.75	to	1.50	(0.61)	to	(1.35)
12/31/2011	7,682	10.10	to	13.67	77,410	2.43	0.75	to	1.50	16.64	to	15.78
12/31/2010	910	8.66	to	11.80	7,868	2.10	0.75	to	1.50	5.16	to	4.38

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA Aegon Active Asset Allocation - Conservative Initial Class
12/31/2014	2,816	$11.58	to	$11.21	$ 32,067	1.01%	0.00%	to	1.50%	3.20%	to	2.43%
12/31/2013	3,790	11.16	to	10.94	42,049	1.63	0.75	to	1.50	6.49	to	5.70
12/31/2012	3,823	10.48	to	10.35	39,931	0.34	0.75	to	1.50	6.19	to	5.40
12/31/2011(1)	4,623	9.87	to	9.82	45,569	-	0.75	to	1.50	(1.29)	to	(1.77)
TA Aegon Active Asset Allocation - Moderate Initial Class
12/31/2014	6,448	11.94	to	11.56	76,034	0.78	0.00	to	1.50	3.11	to	2.34
12/31/2013	3,461	11.52	to	11.29	39,619	0.75	0.75	to	1.50	10.49	to	9.67
12/31/2012	1,815	10.43	to	10.30	18,838	0.13	0.75	to	1.50	7.90	to	7.10
12/31/2011(1)	535	9.66	to	9.61	5,156	-	0.75	to	1.50	(3.38)	to	(3.85)
TA Aegon Active Asset Allocation - Moderate Growth Initial Class
12/31/2014	108,356	12.23	to	11.84	1,307,693	0.88	0.00	to	1.50	2.65	to	1.89
12/31/2013	105,621	11.85	to	11.62	1,244,826	0.93	0.75	to	1.50	16.09	to	15.23
12/31/2012	92,884	10.21	to	10.09	945,092	0.66	0.75	o	1.50	10.34	to	9.53
12/31/2011(1)	87,244	9.25	to	9.21	806,317	-	0.75	to	1.50	(7.46)	to	(7.91)
TA Aegon High Yield Bond Initial Class
12/31/2014	28,261	18.63	to	20.48	588,132	5.73	0.60	to	1.50	3.20	to	2.44
12/31/2013	17,484	18.03	to	19.99	351,346	5.72	0.75	to	1.50	5.80	to	5.02
12/31/2012	15,730	17.04	to	19.03	300,615	5.81	0.75	to	1.50	16.49	to	15.63
12/31/2011	7,511	14.63	to	16.46	123,183	8.49	0.75	to	1.50	3.99	to	3.22
12/31/2010	6,277	14.07	to	15.95	99,214	14.53	0.75	to	1.50	11.60	to	10.78
TA Aegon Money Market Initial Class
12/31/2014	57,512	10.84	to	9.16	669,968	0.01	0.00	to	1.50	(0.74)	to	(1.47)
12/31/2013	59,973	10.87	to	9.30	708,974	0.01	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2012	62,152	10.95	to	9.44	742,986	0.01	0.75	to	1.50	(0.74)	to	(1.48)
12/31/2011	65,717	11.03	to	9.58	790,963	0.01	0.75	to	1.50	(0.74)	to	(1.47)
12/31/2010	82,697	11.11	to	9.72	1,004,474	-	0.75	to	1.50	(0.74)	o	(1.47)
TA Aegon U.S. Government Securities Initial Class
12/31/2014	3,905	14.14	to	12.17	57,583	4.22	0.60	to	1.50	3.88	to	3.11
12/31/2013	8,904	13.60	to	11.80	128,194	0.97	0.75	to	1.50	(2.96)	to	(3.68)
12/31/2012	6,190	14.01	to	12.26	90,568	1.64	0.75	to	1.50	4.36	to	3.58
12/31/2011	9,388	13.43	to	11.83	134,020	3.45	0.75	to	1.50	6.81	to	6.02
12/31/2010	4,172	12.57	to	11.16	56,433	4.24	0.75	to	1.50	3.63	to	2.86
TA AllianceBernstein Dynamic Allocation Initial Class
12/31/2014	2,248	15.58	to	16.29	38,561	1.05	0.60	to	1.50	4.77	to	4.00
12/31/2013	2,349	14.85	to	15.67	38,609	1.04	0.75	to	1.50	6.39	to	5.60
12/31/2012	2,851	13.96	to	14.84	44,384	0.84	0.75	to	1.50	5.35	to	4.56
12/31/2011	2,798	13.25	to	14.19	41,291	0.80	0.75	to	1.50	1.06	to	0.31
12/31/2010	2,970	13.12	to	14.14	43,869	5.53	0.75	to	1.50	8.48	to	7.68
TA Asset Allocation - Conservative Initial Class
12/31/2014	34,963	15.97	to	15.86	617,633	2.67	0.60	to	1.50	1.43	to	0.68
12/31/2013	37,910	15.73	to	15.75	663,569	3.20	0.75	to	1.50	8.55	to	7.75
12/31/2012	38,966	14.49	to	14.62	629,163	3.19	0.75	to	1.50	6.66	to	5.86
12/31/2011	39,020	13.59	to	13.81	592,707	2.74	0.75	to	1.50	1.89	to	1.14
12/31/2010	39,056	13.33	to	13.65	583,045	3.21	0.75	to	1.50	8.12	to	7.32
TA Asset Allocation - Growth Initial Class
12/31/2014	1,099,543	18.03	to	18.94	20,785,277	2.36	0.60	to	1.50	1.97	to	1.21
12/31/2013	1,097,810	17.67	to	18.72	20,403,018	1.21	0.75	to	1.50	25.87	to	24.94
12/31/2012	1,100,033	14.04	to	14.98	16,272,552	1.36	0.75	to	1.50	11.75	to	10.92
12/31/2011	1,101,081	12.56	to	13.50	14,599,554	1.22	0.75	to	1.50	(6.12)	to	(6.81)
12/31/2010	1,083,058	13.38	to	14.49	15,322,892	1.11	0.75	to	1.50	14.10	to	13.25

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units			Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation - Moderate Initial Class
12/31/2014	260,348	$17.12	to	$16.82	$ ,838,954	2.22%	0.60%	to	1.50%	2.00%	to	1.25%
12/31/2013	268,454	16.77	to	16.62	4,906,689	2.44	0.75	to	1.50	12.66	to	11.82
12/31/2012	277,335	14.88	to	14.86	4,509,749	2.70	0.75	to	1.50	8.62	to	7.81
12/31/2011	271,686	13.70	to	13.78	4,074,920	2.30	0.75	to	1.50	(0.16)	to	(0.90)
12/31/2010	273,515	13.73	to	13.91	4,116,517	3.02	0.75	to	1.50	9.55	to	8.75
TA Asset Allocation - Moderate Growth Initial Class
12/31/2014	1,113,628	17.71	to	17.82	21,043,505	2.72	0.60	to	1.50	1.81	to	1.06
12/31/2013	1,112,926	17.37	to	17.64	20,700,329	2.29	0.75	to	1.50	18.49	to	17.62
12/31/2012	1,105,333	14.66	to	14.99	17,388,106	2.50	0.75	to	1.50	9.82	to	9.00
12/31/2011	1,072,032	13.35	to	13.76	15,396,890	2.10	0.75	to	1.50	(2.74)	to	(3.46)
12/31/2010	1,033,924	13.73	to	14.25	15,308,548	2.26	0.75	to	1.50	11.89	to	11.06
TA Barrow Hanley Dividend Focused Initial Class
12/31/2014	66,884	20.77	to	19.77	1,555,887	1.49	0.00	to	1.50	11.33	to	10.51
12/31/2013	56,514	18.56	to	17.89	1,198,437	2.40	0.75	to	1.50	29.27	to	28.32
12/31/2012	80,094	14.36	to	13.94	1,320,573	1.81	0.75	to	1.50	10.89	to	10.06
12/31/2011	73,889	12.95	to	12.67	1,110,659	1.72	0.75	to	1.50	1.97	to	1.22
12/31/2010	55,031	12.70	to	12.52	815,766	0.85	0.75	to	1.50	9.62	to	8.81
TA BlackRock Global Allocation Initial Class
12/31/2014	11,471	11.72	to	11.39	133,188	3.00	0.60	to	1.50	1.33	to	0.58
12/31/2013	8,580	11.55	to	11.33	98,592	2.08	0.75	to	1.50	13.76	to	12.92
12/31/2012	6,052	10.15	to	10.03	61,363	4.26	0.75	to	1.50	9.45	to	8.64
12/31/2011(1)	2,347	9.28	to	9.24	21,772	-	0.75	to	1.50	(7.22)	to	(7.65)
TA BlackRock Tactical Allocation Initial Class
12/31/2014	55,599	12.45	to	12.11	687,138	2.93	0.60	to	1.50	4.56	to	3.79
12/31/2013	4,475	11.89	to	11.66	53,127	2.74	0.75	to	1.50	11.79	to	10.97
12/31/2012	4,192	10.64	to	10.51	44,509	3.07	0.75	to	1.50	9.41	to	8.60
12/31/2011(1)	2,239	9.72	to	9.68	21,764	-	0.75	to	1.50	(2.77)	to	(3.21)
TA Clarion Global Real Estate Securities Initial Class
12/31/2014	31,292	19.56	to	20.02	1,089,825	1.50	0.60	to	1.50	12.72	to	11.89
12/31/2013	33,914	17.34	to	17.89	1,059,515	5.41	0.75	to	1.50	3.12	to	2.36
12/31/2012	32,794	16.81	to	17.48	1,066,742	3.50	0.75	to	1.50	24.32	to	23.39
12/31/2011	30,009	13.52	to	14.17	802,288	7.00	0.75	to	1.50	(6.44)	to	(7.13)
12/31/2010	32,028	14.45	to	15.25	924,864	6.10	0.75	to	1.50	14.81	to	13.96
TA International Moderate Growth Initial Class
12/31/2014	106,232	11.41	to	16.09	1,222,542	2.30	0.60	to	1.50	(1.21)	to	(1.94)
12/31/2013	102,627	11.54	to	16.41	1,194,173	2.03	0.75	to	1.50	11.88	to	11.05
12/31/2012	98,945	10.32	to	14.78	1,028,191	2.93	0.75	to	1.50	11.96	to	11.13
12/31/2011	109,750	9.21	to	13.30	1,018,310	2.09	0.75	to	1.50	(8.06)	to	(8.74)
12/31/2010	96,202	10.02	to	14.57	964,592	2.75	0.75	to	1.50	9.68	to	8.87
TA Janus Balanced Initial Class
12/31/2014	14,014	13.36	to	12.81	184,172	0.72	0.60	to	1.50	7.39	to	6.60
12/31/2013	12,437	12.43	to	12.02	152,521	0.79	0.75	to	1.50	18.38	to	17.51
12/31/2012	13,018	10.50	to	10.23	135,467	-	0.75	to	1.50	11.91	to	11.08
12/31/2011	14,331	9.38	to	9.21	133,710	0.22	0.75	to	1.50	(11.27)	to	(11.92)
12/31/2010	13,644	10.57	to	10.45	143,894	0.17	0.75	to	1.50	2.62	to	1.87
TA Jennison Growth Initial Class
12/31/2014	25,255	18.26	to	17.61	457,018	-	0.60	to	1.50	9.14	to	8.33
12/31/2013	12,870	16.71	to	16.26	213,437	0.25	0.75	to	1.50	36.68	to	35.67
12/31/2012	19,431	12.22	to	11.98	236,735	0.09	0.75	to	1.50	14.90	to	14.05
12/31/2011	31,231	10.64	to	10.51	331,508	0.12	0.75	to	1.50	(1.37)	to	(2.09)
12/31/2010(1)	13,109	10.79	to	10.73	141,252	0.07	0.75	to	1.50	7.86	to	7.32

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Core Bond Initial Class
12/31/2014	31,123	$15.52	to	$13.33	$ 608,304	2.04%	0.00%	to	1.50%	4.54%	to	3.77%
12/31/2013	29,590	14.77	to	12.85	571,772	2.91	0.75	to	1.50	(2.57)	to	(3.29)
12/31/2012	33,276	15.16	to	13.28	665,830	2.58	0.75	to	1.50	4.20	to	3.42
12/31/2011	33,394	14.55	to	12.84	646,243	4.49	0.75	to	1.50	6.73	o	5.94
12/31/2010	28,150	13.64	to	12.12	516,307	5.94	0.75	to	1.50	7.44	to	6.64
TA JPMorgan Enhanced Index Initial Class
12/31/2014	11,159	20.93	to	23.48	243,243	0.88	0.60	to	1.50	13.34	to	12.50
12/31/2013	12,885	18.45	to	20.87	247,334	0.67	0.75	to	1.50	31.53	to	30.56
12/31/2012	10,736	14.02	to	15.99	155,812	1.10	0.75	to	1.50	15.48	o	14.62
12/31/2011	9,043	12.14	to	13.95	113,548	1.31	0.75	o	1.50	(0.01)	to	(0.75)
12/31/2010	6,252	12.14	to	14.05	78,811	1.35	0.75	to	1.50	14.32	to	13.47
TA JPMorgan Mid Cap Value Initial Class
12/31/2014	11,448	26.25	to	33.47	379,076	0.71	0.60	to	0.90	14.43	to	14.26
12/31/2013	12,182	22.91	to	29.29	356,806	0.48	0.75	to	0.90	30.83	to	30.64
12/31/2012	13,012	17.51	to	22.42	291,723	0.75	0.75	to	0.90	19.62	to	19.45
12/31/2011	14,456	14.64	to	18.77	271,345	1.11	0.75	to	0.90	1.26	to	1.11
12/31/2010	15,685	14.46	to	18.56	291,197	1.83	0.75	to	0.90	22.07	to	21.89
TA JPMorgan Tactical Allocation Initial Class
12/31/2014	59,124	12.88	to	13.15	1,280,677	1.16	0.60	to	1.50	5.73	to	4.95
12/31/2013	50,241	12.17	to	12.53	1,071,544	1.18	0.75	to	1.50	4.72	to	3.95
12/31/2012	63,779	11.62	to	12.05	1,276,211	0.61	0.75	to	1.50	6.91	to	6.12
12/31/2011	60,495	10.87	to	11.36	1,142,401	1.75	0.75	to	1.50	2.86	to	2.10
12/31/2010	51,209	10.57	to	11.12	958,975	3.77	0.75	to	1.50	(0.85)	to	(1.59)
TA MFS International Equity Initial Class
12/31/2014	105,159	11.21	to	17.40	1,456,934	0.97	0.60	to	1.50	(5.88)	to	(6.58)
12/31/2013	109,175	11.89	to	18.62	1,625,328	1.08	0.75	to	1.50	17.21	to	16.35
12/31/2012	110,540	10.15	to	16.01	1,402,161	1.72	0.75	to	1.50	21.24	to	20.34
12/31/2011	110,232	8.37	to	13.30	1,155,020	1.23	0.75	to	1.50	(10.73)	to	(11.38)
12/31/2010	114,147	9.37	to	15.01	1,344,108	1.40	0.75	to	1.50	9.67	to	8.86
TA Morgan Stanley Capital Growth Initial Class
12/31/2014	72,160	22.55	to	25.09	2,039,183	-	0.60	to	1.50	5.21	to	4.44
12/31/2013	70,098	21.40	to	24.03	1,894,261	0.67	0.75	to	1.50	47.15	to	46.06
12/31/2012	73,901	14.55	to	16.45	1,356,864	-	0.75	to	1.50	14.68	to	13.83
12/31/2011	76,621	12.68	to	14.45	1,229,846	-	0.75	to	1.50	(6.51)	to	(7.20)
12/31/2010	73,726	13.57	to	15.57	1,269,291	0.86	0.75	to	1.50	26.49	to	25.55
TA Morgan Stanley Mid-Cap Growth Initial Class
12/31/2014	458,293	24.09	to	27.07	9,337,476	-	0.60	to	1.50	(0.73)	to	(1.46)
12/31/2013	486,729	24.24	to	27.48	9,914,918	0.80	0.75	to	1.50	38.11	to	37.09
12/31/2012	488,088	17.55	o	20.04	7,197,597	-	0.75	to	1.50	8.27	to	7.46
12/31/2011	531,281	16.21	to	18.65	7,246,286	0.30	0.75	to	1.50	(7.40)	to	(8.09)
12/31/2010	362,442	17.51	to	20.29	5,336,439	0.12	0.75	to	1.50	32.90	to	31.92
TA Multi-Managed Balanced Initial Class
12/31/2014	43,198	21.85	to	21.84	1,000,630	1.36	0.60	to	1.50	9.98	to	9.17
12/31/2013	45,906	19.84	to	20.00	971,553	1.58	0.75	to	1.50	17.21	to	16.35
12/31/2012	50,661	16.93	to	17.19	917,168	1.63	0.75	to	1.50	11.73	to	10.90
12/31/2011	51,746	15.15	to	15.50	840,309	2.31	0.75	to	1.50	3.26	to	2.50
12/31/2010	51,419	14.67	to	15.12	809,942	0.67	0.75	to	1.50	23.20	to	22.29
TA PIMCO Tactical - Balanced Initial Class
12/31/2014	10,585	12.62	to	12.04	131,768	1.11	0.00	to	1.50	7.24	to	6.45
12/31/2013	9,325	11.71	to	11.31	108,294	0.45	0.75	to	1.50	11.32	to	10.50
12/31/2012	16,445	10.52	to	10.24	172,368	2.04	0.75	to	1.50	0.53	to	(0.22)
12/31/2011	15,181	10.46	to	10.26	158,417	1.35	0.75	to	1.50	(3.92)	to	(4.62)
12/31/2010	14,971	10.89	to	10.76	162,788	0.37	0.75	to	1.50	(4.00)	to	(4.71)

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Corresponding to Lowest to Highest Expense Ratio

TA PIMCO Tactical - Conservative Initial Class
12/31/2014	13,658	$12.06	to	$11.50	$ 160,509	1.33%	0.00%	to	1.50%	8.12%	to	7.32%
12/31/2013	13,535	11.09	to	10.72	147,945	0.66	0.75	o	1.50	7.63	to	6.83
12/31/2012	15,958	10.31	to	10.03	163,059	1.42	0.75	to	1.50	0.94	to	0.19
12/31/2011	17,314	10.21	to	10.01	175,846	1.44	0.75	to	1.50	(7.84)	to	(8.52)
12/31/2010	13,458	11.08	to	10.94	148,713	0.64	0.75	to	1.50	(2.58)	to	(3.30)
TA PIMCO Tactical - Growth Initial Class
12/31/2014	31,425	12.34	to	11.77	381,826	1.76	0.00	to	1.50	5.84	to	5.06
12/31/2013	28,865	11.60	to	11.21	332,124	0.90	0.75	to	1.50	16.16	to	15.30
12/31/2012	26,455	9.99	to	9.72	262,474	0.82	0.75	to	1.50	0.23	to	(0.52)
12/31/2011	25,460	9.97	to	9.77	252,590	1.44	0.75	to	1.50	(12.03)	to	(12.68)
12/31/2010	30,817	11.33	to	11.19	348,248	0.88	0.75	to	1.50	(1.18)	to	(1.91)
TA PIMCO Total Return Initial Class
12/31/2014	19,414	15.35	to	13.87	308,444	1.80	0.00	to	1.50	3.89	to	3.13
12/31/2013	22,520	14.70	to	13.44	354,103	2.22	0.75	to	1.50	(3.27)	to	(3.99)
12/31/2012	21,439	15.19	to	14.00	352,381	4.14	0.75	to	1.50	6.75	to	5.95
12/31/2011	12,281	14.23	to	13.22	191,856	2.27	0.75	to	1.50	5.48	to	4.70
12/31/2010	11,524	13.50	o	12.62	172,534	4.36	0.75	to	1.50	6.40	to	5.61
TA Systematic Small/Mid Cap Value Initial Class
12/31/2014	160,333	31.25	to	28.20	4,995,081	0.82	0.60	to	1.50	4.44	to	3.67
12/31/2013	173,440	29.89	to	27.20	5,189,420	0.45	0.75	to	1.50	35.30	to	34.30
12/31/2012	93,905	22.09	to	20.25	2,077,053	0.51	0.75	to	1.50	15.52	to	14.66
12/31/2011	77,764	19.12	to	17.66	1,493,124	0.16	0.75	to	1.50	(3.38)	to	(4.09)
12/31/2010	65,024	19.79	to	18.42	1,298,555	0.92	0.75	to	1.50	29.44	to	28.49
TA T. Rowe Price Small Cap Initial Class
12/31/2014	48,312	28.44	to	30.89	1,378,060	-	0.60	to	1.50	5.76	to	4.97
12/31/2013	77,862	26.86	to	29.43	2,096,832	0.08	0.75	to	1.50	43.00	to	41.94
12/31/2012	57,885	18.78	to	20.73	1,089,030	-	0.75	to	1.50	14.83	to	13.97
12/31/2011	56,424	16.36	to	18.19	925,385	-	0.75	to	1.50	0.94	to	0.19
12/31/2010	69,530	16.21	to	18.16	1,128,179	-	0.75	to	1.50	33.42	to	32.44
TA Torray Concentrated Growth Initial Class
12/31/2014	14,270	25.44	to	24.36	357,886	0.95	0.60	to	1.50	9.18	to	8.37
12/31/2013	12,404	23.27	to	22.48	285,672	0.90	0.75	to	1.50	32.11	to	31.13
12/31/2012	7,882	17.61	to	17.14	138,011	1.08	0.75	to	1.50	16.25	to	15.39
12/31/2011	8,493	15.15	to	14.85	128,303	0.76	0.75	to	1.50	(2.99)	to	(3.71)
12/31/2010	7,863	15.62	to	15.43	122,605	0.57	0.75	to	1.50	18.28	to	17.41
TA Vanguard ETF - Balanced Initial Class
12/31/2014	557	13.26	to	16.09	8,307	1.04	0.00	to	1.50	4.03	to	3.26
12/31/2013	326	12.68	to	15.58	5,080	1.27	0.75	o	1.50	10.93	to	10.11
12/31/2012	450	11.43	to	14.15	6,013	1.44	0.75	to	1.50	7.86	to	7.06
12/31/2011	296	10.60	to	13.22	3,511	1.25	0.75	to	1.50	0.81	to	0.07
12/31/2010	226	10.51	to	13.21	2,529	2.63	0.75	to	1.50	10.25	to	9.43
TA Vanguard ETF - Conservative Initial Class
12/31/2014(1)	-	10.32	to	1.03	-	-	0.00	to	0.00	-	to	-
TA Vanguard ETF - Growth Initial Class
12/31/2014	11,899	13.45	o	18.15	168,096	1.15	0.00	to	1.50	3.39	to	2.63
12/31/2013	10,122	12.94	to	17.68	132,879	1.75	0.75	to	1.50	18.20	to	17.33
12/31/2012	2,223	10.95	to	15.07	25,145	2.10	0.75	to	1.50	10.95	to	10.13
12/31/2011	1,882	9.87	to	13.68	19,088	1.53	0.75	to	1.50	(1.59)	to	(2.32)
12/31/2010	1,652	10.03	to	14.01	16,779	0.82	0.75	o	1.50	12.31	to	11.48
TA WMC US Growth Initial Class
12/31/2014	692,624	20.29	to	21.43	15,418,386	0.89	0.00	to	1.50	10.28	to	9.46
12/31/2013	713,760	18.31	to	19.58	14,623,817	1.04	0.75	to	1.50	31.48	to	30.51
12/31/2012	750,907	13.93	to	15.00	11,719,044	0.31	0.75	to	1.50	12.32	to	11.49
12/31/2011	787,170	12.40	to	13.46	10,958,246	0.37	0.75	to	1.50	(4.45)	to	(5.15)
12/31/2010	624,917	12.98	to	14.19	9,120,447	0.54	0.75	o	1.50	16.93	to	16.07

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

4.	Financial Highlights (continued)

(1)	See footnote 1

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**
These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

5. Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply. Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided. A daily charge equal to an annual rate of .75%, .90% or 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

Transamerica Financial Life Insurance Company
TFLIC Series Life Account
Notes to Financial Statements
December 31, 2014

7. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

Independent Auditor’s Report

To the Board of Directors of
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Financial Life Insurance Company, which comprise the statutory balance sheet as of December 31, 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2014, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Transamerica Advisors Life Insurance Company of New York into the Company on July 1, 2014 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules as of December 31, 2014 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2014 and for the year then ended. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
April 29, 2015

Report of Independent Auditors

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company, which comprise the balance sheet as of December 31, 2013 and  the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

December 31		
		2014		2013
Liabilities and capital and surplus				
Liabilities:				
Aggregate reserves for policies and contracts:				
Life	$	**1,155,400**	$	991,761
Annuity		**5,953,030**		6,269,244
Accident and health		**134,558**		131,076
Policy and contract claim reserves:				
Life		**14,457**		25,544
Annuity		**567**		470
Accident and health		**20,505**		11,283
Liability for deposit-type contracts		**62,204**		65,524
Other policyholders' funds		**1,260**		1,158
Federal income taxes payable		**–**		5,511
Transfers from separate accounts due or accrued		**(171,852)**		(132,068)
Amounts withheld or retained		**9,361**		11,245
Remittances and items not allocated		**278,068**		109,851
Borrowed money		**75,038**		20,029
Asset valuation reserve		**112,003**		136,048
Interest maintenance reserve		**80,297**		93,022
Funds held under coinsurance and other reinsurance treaties		**–**		162
Reinsurance in unauthorized companies		**488**		488
Commissions and expense allowances payable on reinsurance assumed		**9,760**		10,152
Payable to parent, subsidiaries and affiliates		**20,647**		510
Derivatives		**39,649**		53,210
Payable for securities lending		**471,292**		430,678
Taxes, licenses and fees due or accrued		**3,028**		9,743
Payable for derivative cash collateral		**9,127**		1,301
Deferred gain on assumption of reinsurance transaction		**13,134**		15,559
Other liabilities		**14,267**		8,218
Separate account liabilities		**21,835,295**		20,880,019
Total liabilities		**30,141,583**		29,149,739
Capital and surplus:				
Common stock, $125 per share par value, 17,142 shares authorized, issued and outstanding		**2,143**		2,143
Preferred stock, $10 per share par value, 45,981 shares authorized, issued and outstanding		**460**		460
Surplus notes		**150,000**		150,000
Paid-in surplus		**933,659**		933,659
Special surplus		**8,759**		8,085
Unassigned deficit		**(137,324)**		(66,719)
Total capital and surplus		**957,697**		1,027,628
Total liabilities and capital and surplus	$	**31,099,280**	$	30,177,367

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Operations – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, LLC. (AEGON) and minority owned by Transamerica Life Insurance Company (TLIC). Both AEGON and TLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

On July 1, 2014, the Company completed a merger with Transamerica Advisors Life Insurance Company of New York (TALICNY), which was wholly owned by AEGON. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALICNY were carried forward to the merged company. As a result of the merger, TALICNY’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALICNY into the Company, AEGON received a proportionate number of TFLIC shares equal in value to the fair market value of TALICNY relative to the fair market value of the combined companies. Specifically, AEGON received 676 shares of the Company’s common stock and 1,806 shares of the Company’s preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Summarized audited financial information for the Company and TALICNY presented separately for periods prior to the merger is as follows:

Ended June 30 2014 Unaudited	Year Ended December 31 2013	Year Ended December 31 2012
Revenues:			
Company	$ 3,123,469	$ 5,940,044	$ 5,619,969
TALICNY	11,188	22,426	21,424
Merger Reclassification	–	–	–
	$ 3,134,657	$ 5,962,470	$ 5,641,393
Net income:			
Company	$ 67,834	$ 226,143	$ 197,977
TALICNY	4,077	18,895	18,842
Merger Reclassification	–	–	–
	$ 71,911	$ 245,038	$ 216,819

	June 30 2014 Unaudited	December 31 2013	December 31 2012
Assets:			
Company	$ 30,565,929	$ 29,402,391	$ 26,958,734
TALICNY	760,664	774,375	750,943
Merger Reclassification	–	601	(2,317)
	$ 31,326,593	$ 30,177,367	$ 27,707,360
Liabilities:			
Company	$ 29,536,446	$ 28,467,814	$ 26,122,719
TALICNY	664,467	681,925	673,481
Merger Reclassification	–	–	(2,979)
	$ 30,200,913	$ 29,149,739	$ 26,793,221
Capital and surplus:			
Company	$ 1,029,483	$ 934,577	$ 836,015
TALICNY	96,197	92,450	77,462
Merger Reclassification	–	601	662
	$ 1,125,680	$ 1,027,628	$ 914,139

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under NAIC SAP.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreement whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.
Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2014 and 2013, the Company excluded investment income due and accrued of $546 and $902, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or other index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s statements of operations as a component of net transfers from separate accounts.

The Company received variable contract premiums of $4,687,960, $4,481,938 and $4,163,655 in 2014, 2013 and 2012, respectively. In addition, the Company received $168,948, $150,473 and $136,445, in 2014, 2013 and 2012, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company’s unpaid claims reserve was decreased by $3,470 and $5,347 for the years ended December 31, 2014 and 2013, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2014 and 2013 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2014 and 2013 was $740 and $740, respectively. The Company incurred $1,821 and paid $1,821 of claim adjustment expenses during 2014, of which $919 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,305 and paid $1,279 of claim adjustment expenses during 2013, of which $626 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2014 or 2013.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective December 31, 2014, the Company adopted revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision had no impact to the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised (SSAP No. 35R), were moved to this SSAP. The adoption of this standard had no material impact on the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard had no material impact on the Company’s results of operations or financial position.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of this revision did not impact the Company’s financial position or results of operations, as the company has no FHLB agreements.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by AEGON.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective December 31, 2012, the Company adopted substantive revisions to SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance – Revised, to incorporate the concept of a certified reinsurer from the NAIC adopted Credit for Reinsurance Model Law (#785). The adoption of this requirement had no impact to the Company’s results of operation or financial position.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $33,607 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

Effective January 1, 2015 the Company will adopt guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40. The adoption of this guidance is expected to be immaterial to the financial position and results of operations of the Company.
2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.
3. Accounting Changes and Correction of Errors

During 2013, the Company discovered an investment in a guaranteed investment contract within the Company’s separate account was not included in the calculation of the AVR as of December 31, 2012. The impact of this omission was an understatement of the asset valuation reserve and overstatement of capital and surplus of $5,080 as of December 31, 2012. This was corrected in 2013 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

During 2012, the Company determined that the model used for a particular guaranteed minimum withdrawal benefit product was not appropriately calculating the correct policyholder benefit guarantee values which are used when determining benefit reserves. The correction of this error resulted in an increase in the reserves associated with this product in the amount of $19,946 as of December 31, 2011, and is presented as a separate charge in capital and surplus within the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:
Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.
Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets
	b)	Quoted prices for identical or similar assets or liabilities in non-active markets
	c)	Inputs other than quoted market prices that are observable
	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means
Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2014 and 2013, respectively:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2014 and 2013:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other marketable observable data or internal modeling which utilize inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third party pricing services or are valued and classified in the same way as general account assets (described above).

During 2014 and 2013, there were no transfers between Level 1 and 2, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables summarize the changes in assets classified in Level 3 for 2014 and 2013:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were the result of a security being carried at amortized cost at December 31, 2013, subsequently changing to being carried at fair value during 2014.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs during 2013.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 125 and 79 securities with a carrying amount of $707,205 and $281,962 and an unrealized loss of $43,513 and $32,584 with an average price of 93.9 and 88.4 (fair value/amortized cost). Of this portfolio, 90.89% and 70.28% were investment grade with associated unrealized losses of $28,814 and $19,854, respectively.

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 150 and 293 securities with a carrying amount of $671,249 and $1,881,985 and an unrealized loss of $26,218 and $104,401 with an average price of 96.1 and 94.5 (fair value/amortized cost). Of this portfolio, 70.75% and 96.81% were investment grade with associated unrealized losses of $13,140 and $102,150, respectively.

At December 31, 2014, the Company did not hold any common stock that had been in a continuous loss position for greater than or equal to twelve months. At December 31, 2013, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 1 security with a cost of $4 and unrealized loss of $1 with an average price of 77.0 (fair value/cost).

At December 31, 2014 and 2013, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months.

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2014 and 2013 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The carrying amount and estimated fair value of bonds at December 31, 2014, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The following structured notes were held at December 31, 2014:

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

At December 31, 2014, there were no issuer subsectors that exceeded the surplus threshold.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2014 and 2013.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following loan-backed and structured securities were held at December 31, 2014, for which an OTTI was recognized during the current reporting period:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2014 and 2013 is as follows:

Detail of net investment income is presented below:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses for the years ended December 31, 2014, 2013 and 2012 of $3,999, $4,299 and $6,205, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

At December 31, 2014 and 2013, the Company had recorded investment in restructured securities of $0 and $32, respectively. The capital gains (losses) taken as a direct result of restructures in 2014, 2013 and 2012 were $0, $(16) and $886, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

The credit quality of mortgage loans by type of property for the year ended December 31, 2014 was as follows:

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2014, the Company issued mortgage loans with a maximum interest rate of 8.00% and a minimum interest rate of 3.48% for commercial loans. During 2013, the Company issued mortgage loans with a maximum interest rate of 5.31% and a minimum interest rate of 3.11% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of origination was 76%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 75%. During 2014 and 2013, the Company did not reduce the interest rate on any outstanding mortgage loan.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables provide the age analysis of mortgage loans aggregated by type:

The Company did not have any impaired loans at December 31, 2014 or 2013. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2014, 2013 or 2012.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2014, 2013 or 2012. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2014, 2013 or 2012.

During 2014 and 2013, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2014 and 2013, the Company held a mortgage loan loss reserve in the AVR of $6,067 and $7,164, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

During 2014, 2013 and 2012, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2014, the Company had ownership interest in two LIHTC investments. The remaining years of unexpired tax credits ranged from two to ten and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from three to eleven years. The amount of contingent equity commitments expected to be paid during 2015 to 2016 is $5,376. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2013, the Company had ownership interest in four LIHTC investments. The remaining years of unexpired tax credits ranged from three to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from four to thirteen years. The amount of contingent equity commitments expected to be paid during 2014 to 2015 is $9,559. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $(25,112), $(71,846) and $76,391 for the years ended December 31, 2014, 2013 and 2012, respectively.

At December 31, 2014 and 2013, the Company had replicated assets with a fair value of $628,483 and $515,990, respectively, and credit default swaps with a fair value of $14,591 and $7,454, respectively. During the year ended December 31, 2014, the company recognized $676 in capital losses related to replication transactions. The Company did not recognize any capital losses related to replication transactions in 2013, while the company recognized capital losses of $1,477 in 2012.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2014, credit default swaps, used in replicating corporate bonds are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $61,054 and $26,507, respectively.

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $32,605 and $47,711, respectively.

At December 31, 2014 and 2013, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

Open futures contracts at December 31, 2014 and 2013 were as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

For the years ended December 31, 2014, 2013 and 2012, the Company recorded unrealized gains (losses) of $8,313, $(31,862) and $34,383, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2014, 2013 or 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The following tables show the pledged or restricted assets as of December 31, 2014 and 2013, respectively:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $19,996 and $36,446, respectively, in conjunction with derivative transactions as of December 31, 2014 and 2013, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Premiums earned reflect the following reinsurance amounts:

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2014 and 2013 of $1,562,793 and $1,521,643, respectively.

The Company received reinsurance recoveries in the amounts of $447,903, $470,789 and $492,299 during 2014, 2013 and 2012, respectively. At December 31, 2014 and 2013, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $141,534 and $145,050, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2014 and 2013 of $2,076,818 and $2,010,937, respectively.

The Company would experience no reduction in surplus at December 31, 2014 or 2013 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2014 or 2013.

During 2013, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration received was $122,047, life and claim reserves recaptured were $281,190 and other assets recaptured were $9,615, resulting in a pre-tax loss of $149,528 which was included in the statement of operations.

During 2013, the Company also recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $5,456, life and claim reserves recaptured were $31,857, other assets recaptured were $6,677 and the unamortized gain related to these blocks was released into income from surplus of $2,244 ($1,458 after tax), resulting in a pre-tax loss of $28,392, which was included in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Subsequent to certain 2013 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration paid was $116,591, life and claim reserves released were $313,047 and other assets were transferred associated with the business of $16,292, resulting in a pre-tax gain of $180,164, which was included in the statement of operations.

The Company novated third party assumed retrocession agreements during 2013 that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $2,044, other assets were exchanged in the amount of $103 and other liabilities were exchanged in the amount of $256. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets and other liabilities exchanged were impacted by equivalent amounts.

During 2014, amortization of deferred gains associated with previously transacted agreements was released into income in the amount of $12,740 ($8,281 after tax).

During 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $770, life and claim reserves recaptured were $1,215, and premiums recaptured were $255, resulting in a pre-tax loss of $190, which was included in the statement of operations.

During 2013, amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $20,316 ($13,206 after tax).

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration paid was $9,487, life and claim reserves recaptured were $12,438 and other assets recaptured were $391, resulting in a pre-tax loss of $21,534 which was included in the statement of operations.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $27,425, life and claim reserves recaptured were $97,403, other assets recaptured were $7,410 and the unamortized gain related to these blocks was released into income from surplus of $9,990, ($6,556 after tax), resulting in a pre-tax loss of $107,428, which was included in the statement of operations.

Subsequent to the recaptures that took place during 2012, the Company reinsured to a non-affiliate certain treaties associated with the business that was previously ceded to an affiliate, for which a reinsurance premium and ceding commission were received in the amount of $843 and $6,904, respectively, and life and claim reserves transferred were $7,971, resulting in a pre-tax gain of $15,718 ($10,217 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Subsequent to the recaptures that took place during 2012, the Company reinsured to an affiliate certain treaties associated with the business that was previously ceded to a non-affiliate, for which a reinsurance premium was paid in the amount of $13,711, ceding commission was received in the amount of $18,696, life and claim reserves transferred were $78,778 and other assets were transferred in the amount of $3,549, resulting in a pre-tax gain of $80,214 ($52,139 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Also subsequent to certain 2012 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration received was $24,179, life and claim reserves released were $23,092 and other assets were transferred associated with the business of $4,251, resulting in a pre-tax gain of $43,020, which was included in the statement of operations.

7. Income Taxes

The net deferred income tax asset at December 31, 2014 and 2013 is comprised of the following components:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The main components of deferred income tax amounts are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2014 or 2013.

As discussed in Note 1, for the years ended December 31, 2014 and 2013 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
The impact of tax planning strategies at December 31, 2014 and 2013 was as follows:

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Current income taxes incurred consist of the following major components:

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2014.

As of December 31, 2014 and 2013, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2014, 2013 and 2012 of $79,341, $14,455 and $93,620, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2014 and 2013 is $506 and $282, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $506. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2014, 2013 and 2012 is $1, $25 and $(203), respectively. The total interest payable balance as of December 31, 2014 and 2013 is $1 and $1, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 have been completed and resulted in tax return adjustments that are currently being appealed. An examination is in progress for the years 2009 through 2012. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)
8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2014, 2013 and 2012, there were no premiums for participating life insurance policies. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2014, 2013 or 2012.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2014, 2013 and 2012 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $21,723,006 and $20,844,419, respectively. The assets legally insulated from general account claims at December 31, 2014 and 2013 are attributed to the following products:

At December 31, 2014 and 2013, the Company held separate account assets not legally insulated from the general account in the amount of $32,705 and $35,081, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $57,781 and $49,211, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $40,314, $33,770, $32,822, $4,452, and $3,322 to the general account in 2014, 2013, 2012, 2011 and 2010 respectively. During the years ended December 31, 2014, 2013, 2012, 2011 and 2010 the general account of the Company had paid $530, $1,112, $1,449, $2,433 and $2,254 respectively, toward separate account guarantees.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, the Company reported guaranteed separate account assets at amortized cost in the amount of $6,283,094 and $7,436,073, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $6,302,605 and $7,414,425 at December 31, 2014 and 2013, respectively, which would have resulted in an unrealized (loss) gain of $19,510 and $(21,648), respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2014 and 2013, securities with a book value of $10,616 and $18,918, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. As of December 31, 2014, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $10,835. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

At December 31, 2014 and 2013, the Company had variable annuities with minimum guaranteed benefits as follows:

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policy’s next anniversary date. At December 31, 2014 and 2013, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2014 and 2013, the Company had insurance in force aggregating $7,495,007 and $15,580,513, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $42,505 and $58,739 to cover these deficiencies as of December 31, 2014 and 2013, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. The Company has recorded a liability of $28 for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

At December 31, 2014 and 2013, the Company had 45,981 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON owns 40,415 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2014 was $3,550. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2015, without prior approval of insurance regulatory authorities, is $57,503.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company paid ordinary common stock dividends of $86,926 and $11,966 to its common stock shareholders, AEGON and TLIC, respectively, on December 24, 2014. The Company paid extraordinary common stock dividends of $41,803 and $5,754 to its extraordinary common stock shareholders, AEGON and TLIC, respectively. The Company paid preferred stock dividends of $3,120, and $430, to its preferred stock shareholders, AEGON and TLIC, respectively, on December 24, 2014.

The Company did not pay any dividends in 2013.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2014, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from AEGON in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2014 and 2013 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2014 and 2013 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company held special surplus funds in the amount of $8,759 and $8,085, as of December 31, 2014 and 2013, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2014 and 2013, respectively, securities in the amount of $417,669 and $416,442 were on loan under securities lending agreements. At December 31, 2014, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $471,274 and $430,659 at December 31, 2014 and 2013, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The maturity dates of the reinvested securities lending collateral are as follows:

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $471,232 (fair value of $471,274) that are currently tradable securities that could be sold and used to pay for the $431,443 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $637, $9 and $9 for the years ended December 31, 2014, 2013 and 2012, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2014, 2013 and 2012 was $261, $6, and $6 for each year, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2014, 2013 and 2012 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was $143 for the year end December 31, 2014 and was negligible for the years ended December 31, 2013 and 2012.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by AEGON as needed.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. The Company is party to a common cost allocation service agreement between AEGON companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2014, 2013 and 2012, the Company paid $33,720, $31,110 and $24,603, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $6,843, $4,380 and $2,723 for these services during 2014, 2013 and 2012, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $11,760, $9,341 and $5,645 for the years ended December 31, 2014, 2013 and 2012, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2014, 2013 and 2012, the Company paid (received) net interest of $1, $7 and $(12), respectively, to (from) affiliates. At December 31, 2014 and 2013, the Company reported a net amount of $20,647 and $510 payable to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2014 the Company had no short-term intercompany notes receivable. At December 31, 2013 the Company had short-term intercompany notes receivable of $50,000 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

C- Claims Payment
B- Binding Authority
P- Premium Collection
U- Underwriting

For years ended December 31, 2014, 2013 and 2012, the Company had $38,824, $52,545 and $36,282, respectively, of direct premiums written by The Vanguard Group, Inc.

14. Commitments and Contingencies

At December 31, 2014 the company has mortgage loan commitments of $10,000. At December 31, 2013 there were no mortgage loan commitments. The Company has contingent commitments of $20,877 and $21,212, at December 31, 2014 and 2013, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $5,376 and $9,559 at December 31, 2014 and 2013, respectively.

Private placement commitments outstanding as of December 31, 2014 and 2013 were $18,000 and $32,000, respectively.

There were no securities acquired on a “to be announced” (TBA) basis at December 31, 2014 and 2013.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted to the Company as of December 31, 2014 and 2013, respectively, was $12,767 and $0. In addition, securities in the amount of $16,910 and $8,352 were also posted to the Company as of December 31, 2014 and 2013, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $193 and $8,766 at December 31, 2014 and 2013, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $20 and $4,699 at December 31, 2014 and 2013, respectively. The guaranty fund expense was $3,865, $3,437 and $174 for the years ended December 31, 2014, 2013 and 2012, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2014 and 2013, the Company had dollar repurchase agreements outstanding in the amount of $74,002 and $20,491, respectively. The Company had an outstanding liability for borrowed money in the amount $75,038 and $20,029 at December 31, 2014 and 2013, respectively due to participation in dollar repurchase agreements which includes accrued interest.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

The contractual maturities of the dollar repurchase agreement positions are as follows:

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2014 and reacquired within 30 days of the sale date.

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2014 through the date the financial statements are issued.

On January 1, 2015, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015. As of December 31, 2014, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2015, and estimates their portion of the annual health insurance industry fee payable on September 30, 2015 to be $77. This assessment is not expected to have a material impact on risk based capital in 2015.

Statutory-Basis
Financial Statement Schedule

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2014

Transamerica Financial Life Insurance Company

Supplementary Insurance Information
(Dollars in Thousands)

Transamerica Financial Life Insurance Company

Reinsurance
(Dollars in Thousands)

PART C - OTHER INFORMATION
Item 26.                    Exhibits
(a)		Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)		Not Applicable
(c)		Distribution of Policies
	(i)	Form of Master Service and Distribution Compliance Agreement (1)
	(ii)	Form of Broker/Dealer Supervisory and Service Agreement (1)
	(iii)	Amended and Restated Principal Underwriting Agreement dated January 25, 2005 (2)
	(iv)	First Amendment No. 1 to Principal Underwriting Agreement (2)
	(v)	Amendment No. 2 and Novation to the amended and restated Principal Underwriting Agreement dated May 1, 2007. Principal Underwriting Agreement with Transamerica Capital, Inc. (2)
	(vi)	Amendment No. 3 to the amended and restated Principal Underwriting Agreement dated Nov. 1, 2007 (2)
	(vii)	Amendment No. 4 to the amended and restated Principal Underwriting Agreement dated May 1, 2008 (2)
(d)		Policies
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (6)
	(ii)	Children’s Benefit Rider (6)
	(iii)	Terminal Illness Accelerated Death Benefit Endorsement (6)
	(iv)	Additional Insured Rider (6)
	(v)	Base Insured Rider (6)
	(vi)	Disability Waiver of Monthly Deduction Rider (6)
	(vii)	Disability Waiver of Premium Rider (6)
	(viii)	Accidental Death Benefit Rider (6)
	(ix)	Asset Rebalancing Program and Dollar Cost Averaging Endorsement (6)
	(x)	Overloan Protection Rider (6)
	(xi)	Income Protection Option (6)
	(xii)	Long Term Care Rider (6)
(e)		Application for Flexible Premium Variable Life Insurance Policy (5)
(f)	(i)	Certificate of Incorporation of AUSA Life (1)
	(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)		Reinsurance Contracts
(i)
Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (3)

(h)		Participation Agreements

(i)
Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (6)

(ii)
Amendment No. 1 to Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. of Ohio dated May 1, 2013 (6)

(iii)
Revision to Schedule A dated September 3, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Insurance Co. of Ohio dated May 1, 2013(7)

(iv)
Revision to Schedule A dated September 18, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Insurance Co. of Ohio dated May 1, 2013 (7)

(v)
Revision to Schedule A dated October 31, 2013 of the Participation Agreement among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Western Reserve Life Insurance Co. of Ohio dated May 1, 2013 (7)

( vi )
Revision to Schedule A dated May 1, 2014 of the Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. of Ohio dated May 1, 201 3 (8)

(vii)
Revision to Schedule A dated July 1, 2014 to Participation Agreement Between Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. Of Ohio (8)

(viii)
Amendment No. 2 to Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company,  and Transamerica Premier Life Insurance Company dated November 10, 2014 (8)

	( ix)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (4)
	( x )	Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and Transamerica Financial Life Insurance Company dated February 28, 2014 (6)
( xi )
Revision to Schedule A of Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and Transamerica Financial Life Insurance Company effective May 1, 2014 (6)

	( xii )	Participation Agreement Among Transamerica Financial Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company dated May 1, 2009 (6)
(x iii )
Amendment No. 5 t o Participation Agreement Among Transamerica Financial Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company effective May 1, 2014 (6)

(i)		Not Applicable
(j)		Not Applicable
(k)		Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered (11)
(l)		Opinion and Consent of Randall C. Wright as to Actuarial Matters Pertaining to the Securities Being Registered (11)
(m)		Not Applicable
(n)		Other Opinions
	(i)	Written Consent of Pricewaterhouse Coopers LLP (11)
	(ii)	Written Consent of Ernst & Young LLP (11)
(o)		Not Applicable
(p)		Not Applicable
(q)	(i)	Memorandum D escribing I ssuance, T ransfer and R edemption procedures (11)
(r)		Powers of Attorney
Name
	(i)	Alice Hocking (10)
	(ii)	Peter P. Post (9)
	(iii)	William Brown, Jr. (9)
	(iv)	Elizabeth A. Summers (10)
	(v)	Elizabeth Belanger (9)
	(vi)	Steven E. Frushtick (9)
	(vii)	Marc Cahn (9)
	(viii)	Eric J. Martin (9)
_____________________________________
(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form S-6 Registration Statement dated April 25, 2008 (File No. 333-61654) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form S-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.

(4)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.
(5)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 24, 2014 (File No. 333-192820) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Post-Effective amendment No. 15 to Form N-6 Registration Statement dated April 29, 2014 (File No. 333-110315) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-199047) filed on April 28, 2015 and is incorporated herein by reference.
(9)	This exhibit was previously filed on Initial Registration Statement on Form N-6 Registration Statement (333-197177) filed on July 1, 2014 and is incorporated herein by reference.
(10)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-113442) filed on April 29, 2015 and is incorporated herein by reference.
(11)	Filed herewith.

Item 27. Directors and Officers of the Depositor	Principal Business Address	Position and Offices with Depositor
Alice Hocking	(1)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
Elizabeth A. Summers	(6)	Director and Senior Vice President
Steven E. Frushtick	(4)	Director
Peter P. Post	(5)	Director
Elizabeth Belanger	(1)	Director and Vice President
Marc Cahn	(1)	Director, Vice President, Division General Counsel and Assistant Secretary
Eric J. Martin	(2)	Controller
(1) 440 Mamaroneck Ave., Harrison NY 10528; (2) 4333 Edgewood Rd., NE, Cedar Rapids Iowa 52499-0001; (3) 14 Windward Ave., White Plains, NY 10605; (4) 500 Fifth Ave., New York, NY 10110; (5) 36 Brookridge Drive, Greenwich, CT 06830; (6) 1150 S, Olive St., Los Angeles, CA 90015

Item 28. Persons Controlled or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON   Canada   Holding B.V.   owns   174,588,712   shares   of
Common Stock;    1,500   shares   of   Series   II   Preferred   stock;   2 shares   of   Series   III   Preferred   stock.   TIHI   Canada   Holding,   LLC   owns   1,441,941.26   shares   of   Class   B   - Series   I   Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.6057%) ; Transamerica Premier Life Insurance Company (9.3943%)	Investment vehicle for securities lending cash collateral

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker/Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate(99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non- AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non- AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
Members:   Garnet   Community   Investments,   LLC   (0.01%);   ING USA   Annuity
and   Life   Insurance   company,   a   non-affiliate   of   AEGON     (12.999%),   and   ReliaStar   Life
Insurance   Company,   a non-affiliate   of   AEGON   (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:     Garnet   Community   Investments   XXIV,   LLC   (0.01%   as   Managing   Member);
Transamerica   Life   Insurance   Company (21.26%);   non-   affiliates   of   AEGON:     New   York   Life   Insurance   Company (25.51%),   New   York   Life   Insurance   and   Annuity   Corporation   (21.73%)
and   Principal   Life   Insurance   Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:     Garnet   Community
Investments   XXVII,   LLC   (0.01%);   Transamerica   Life   Insurance   Company
  (16.7045%);   non-affiliates   of   AEGON:   Aetna   Life   Insurance   Company   (30.2856%);
New   York   Life   Insurance   Company (22.7142%);   ProAssurance
Casualty   Company (3.6343%);   ProAssurance   Indemnity Company   (8.4800%);   State   Street   Bank   and   Trust   Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:     Garnet   Community   Investments   XXVIII   LLC   (0.01%);   non-   affiliates   of   AEGON:     USAA   Casualty   Insurance   Company (17.998%);   USAA   General   Indemnity Company   (19.998%);
USAA   Life   Insurance   Company (3.999%);   United   Services
Automobile Association (57.994%)
Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non- affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware	Sole Member - Garnet Community Investment XLI, LLC	Investments
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investmetns
Garnet LIHTC Fund XLIV - A, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:     Garnet   LIHTC   Fund   XIV,   LL   (99.99%   investor
limited partner);   Transamerica   Affordable   housing,   Inc.   (non-owner   manager);   non-affiliates   of   AEGON:     ABS   Imani   Fe,   LLC   (.0034%
class   A   limited partner);   Central   Valley   Coalition   for   Affordable   housing
(.0033%   co-managing   general   partner);   Grant   Housing   and Economic   Development   Corporation   (.0033%   managing   partner)
Affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% AEGON USA, LLC	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Transamerica Premier Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware
Members:     Transamerica   Life   Insurance   Company (90.96%);   Transamerica   Premier   Life   Insurance   Company   (6.30%);   Transamerica
Financial   Life   Insurance   Company (2.74%).   Manager:   AEGON   USA   Realty   Advisors,   Inc.
Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Transamerica Premier Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Stonebridge Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% AEGON USA, LLC; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190   shares   Common Stock   owned   by   Transamerica   International   Holdings,   Inc.;
86,590   shares   of   Preferred Stock   owned   by Transamerica   Corporation;   30,564   shares   of
Preferred Stock   owned   by AEGON   USA,   LLC
Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding Company	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding Company	Investments
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members   are:     Transamerica   Life   Insurance   Company (65.951%);   Transamerica   Premier   Life   Insurance   Company (32.969%);   Transamerica   Financial   Life   Insurance   Company   (1.080%)
  Manager:     AEGON   USA
Investment   Management   LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722.                      Authorization for indemnification of directors and officers

(a)           A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)           The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)           A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)           For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7.                      Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties.  The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct.  The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law.  Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

        (a)              Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E.  This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Michael W. Brandsma	(1)	Director, President and Chief Financial Officer
David W. Hopewell	(2)	Director
David R. Paulsen	(1)	Director, Chief Executive Officer and Chief Sales Officer
Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer
Rick B. Resnik	(3)	Chief Compliance Officer
Elizabeth Belanger	(3)	Vice President and Assistant Secretary
Alison Ryan	(4)	Vice President and Assistant Secretary
Ayla Nazli	(4)	Assistant Secretary
Amy Angle	(5)	Assistant Vice President
Brenda L. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(2)	Assistant Vice President
Arthur D. Woods	(6)	Assistant Vice President
Marc Cahn	(3)	Secretary
Jeffrey T. McGlaun	(5)	Assistant Treasurer
C. Michiel Van Katwijk	(5)	Treasurer

(1)   4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(2)   4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(3)   440 Mamaroneck Avenue, Harrison, NY  10528
(6)   1150 S. Olive St., Los Angeles, CA  90015
(5)   100 Light Street, Floor B1, Baltimore, MD  21202
(6)   570 Carillon Parkway, St. Petersburg, FL  33716

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.		0	$ 0	0
* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 440 Mamaroneck Avenue, New York  10528, 4800 140th Avenue North, Clearwater, Florida  33762, or 12855 Starkey Road, Largo, Florida  33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on 29th day of April, 2015 .

TFLIC SERIES LIFE ACCOUNT
Registrant

By: /s/ Alice Hocking
Alice Hocking */ Chairman of the Board and President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor

By: /s/ Alice Hocking
Alice Hocking*/ Chairman of the Board and President of Transamerica Financial Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.  2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title		DATE

/s/ Alice Hocking Alice Hocking *_/	Chairman of the Board and President	April 29, 2015

/s/ William Brown, Jr. William Brown, Jr. *_/	Director	April 29, 2015

/s/ Elizabeth A. Summers Elizabeth A. Summers *_/	Director and Senior Vice President	April 29, 2015

/s/ Steven E. Frushtick Steven E. Frushtick*_/	Director	April 29, 2015

/s/Peter P. Post Peter P. Post*_/	Director	April 29, 2015

/s/ Elizabeth Belanger Elizabeth Belanger*_/	Director and Vice President	April 29, 2015

/s/Marc Cahn Marc Cahn*-/	Director, Vice President, Division General Counsel, and Assistant Secretary	April 29, 2015

/s/Eric J. Martin Eric J. Martin*-/	Controller	April 29, 2015

/s/ Arthur D. Woods
*_/ Signed by Arthur D. Woods, Esq., as Attorney-In-Fact pursuant to powers of attorney previously filed

Exhibit Index

Exhibit                           Description
No.                           Of Exhibit

26(k)	Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
26(l)	Opinion and Consent of Randall C. Wright as to Actuarial Matters Pertaining to the Securities Being Registered
26(n)(i) 26(n)(ii)	Written Consent of Pricewaterhouse Coopers LLP Written Consent of Ernst & Young LLP
26(q)	Memorandum Describing Issuance, Transfer and Redemption procedures